          As filed with the Securities and Exchange Commission on April 29, 2004


                                                      Registration No. 333-71136

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 4

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                 Amendment No. 5

      THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A
                           (Exact name of Registrant)

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               (Name of Depositor)

                              38500 Woodward Avenue
                        Bloomfield Hills, Michigan 48304
              (Address of Depositor's Principal Executive Offices)

                   Depositor's Telephone Number: 617-854-4300

                James D. Gallagher, Secretary and General Counsel
                The Manufacturers Life Insurance Company (U.S.A.)
                                73 Tremont Street
                                Boston, MA 02108
                     (Name and Address of Agent for Service)
                                    Copy to:
                              John W. Blouch, Esq.
                               Dykema Gossett PLLC
                                 Franklin Square
                                 Suite 300 West
                               1300 I Street, N.W.
                           Washington, D.C. 20005-3306

It is proposed that this filing will become effective (check the appropriate box):

[ ]      immediately upon filing pursuant to paragraph (b)
[X]      on (May 1, 2004) pursuant to paragraph (b)
[ ]      60 days after filing pursuant to paragraph (a)(1)
[ ]      on May 1, 2003 pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

         [ ]      This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                     PART A

                       INFORMATION REQUIRED IN PROSPECTUS

PROSPECTUS





                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A)
                             SEPARATE ACCOUNT A OF


                                  VENTURE SPVL
            A MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY

This prospectus describes Venture SPVL, a modified single premium variable life insurance policy (the "Policy"). The Manufacturers Life Insurance Company (U.S.A.) (the "Company," "Manulife USA," "we" or "us") offers the Policy on both a single life and a survivorship basis.


Policy Value may accumulate on a fixed basis or vary with the investment performance of the sub-accounts of Manulife USA's Separate Account A (the "Separate Account"). The assets of each sub-account will be used to purchase shares of a particular investment portfolio (a "Portfolio"). The Portfolio prospectuses and the corresponding Statements of Additional Information describe the investment objectives of the Portfolios in which you may invest net premiums. Other sub-accounts and Portfolios may be added in the future.


EXCEPT FOR CERTAIN POLICIES ISSUED IN EXCHANGE FOR A POLICY WHICH IS NOT A MODIFIED ENDOWMENT CONTRACT (A "MEC"), THE POLICY WILL BE TREATED AS A MEC FOR FEDERAL INCOME TAX PURPOSES. AS A RESULT, ANY LOAN, PARTIAL WITHDRAWAL, ASSIGNMENT, PLEDGE, LAPSE OR SURRENDER OF THE POLICY (OR ANY LOAN, PARTIAL WITHDRAWAL, ASSIGNMENT OR PLEDGE OF THE POLICY WITHIN TWO YEARS BEFORE THE POLICY BECOMES A MEC) MAY BE SUBJECT TO INCOME TAX AND A 10% PENALTY TAX.

BECAUSE OF THE SUBSTANTIAL NATURE OF THE SURRENDER CHARGES, THE POLICY IS NOT SUITABLE FOR SHORT-TERM INVESTMENT PURPOSES. PROSPECTIVE PURCHASERS SHOULD NOTE THAT IT MAY NOT BE ADVISABLE TO PURCHASE A POLICY AS A REPLACEMENT FOR EXISTING INSURANCE.

The Securities and Exchange Commission (the "SEC") maintains a web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.


Please read this prospectus carefully and keep it for future reference.


THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                The Manufacturers Life Insurance Company (U.S.A.)
                              38500 Woodward Avenue
                        Bloomfield Hills, Michigan 48304


                 THE DATE OF THIS PROSPECTUS IS MAY 1, 2004.



SPVL 5/2004

                                TABLE OF CONTENTS


RISKS/BENEFITS SUMMARY......................................
FEE TABLE...................................................
POLICY SUMMARY..............................................
  General...................................................
  Death Benefits............................................
  Premiums..................................................
  Policy Value..............................................
  Policy Loans..............................................
  Surrender and Partial Withdrawals.........................
  Lapse and Reinstatement...................................
  Taxation of Policy Benefits...............................
  Charges and Deductions....................................
  Investment Options and Investment Advisers................
  Investment Management Fees and Expenses...................
  Table of Investment Options and Investment Subadvisers....
GENERAL INFORMATION ABOUT MANULIFE USA, RATINGS, THE
SEPARATE ACCOUNT AND THE PORTFOLIOS.........................
  Manulife USA..............................................
  Ratings...................................................
  The Separate Account......................................
  The Portfolios............................................
ISSUING A POLICY............................................
  Requirements..............................................
  Temporary Insurance Agreement.............................
  Right to Examine the Policy...............................
  Life Insurance Qualification..............................
DEATH BENEFITS..............................................
  Premium Payments..........................................
  Initial Premiums..........................................
  Subsequent Premiums.......................................
  Premium Allocation........................................
  Maximum Premium Limitation................................
CHARGES AND DEDUCTIONS......................................
  Premium Load..............................................
  Surrender Charges.........................................
  Monthly Charges...........................................
  Charges for Transfers.....................................
  Investment Management Fees and Expenses...................
  Reduction in Charges......................................
SPECIAL PROVISIONS FOR EXCHANGES............................
COMPANY TAX CONSIDERATIONS..................................
POLICY VALUE................................................
  Determination of the Policy Value.........................
  Units and Unit Values.....................................
  Transfers of Policy Value.................................
POLICY LOANS................................................
  Effect of Policy Loans....................................
  Interest Charged on Policy Loans..........................
  Loan Account..............................................
POLICY SURRENDER AND PARTIAL WITHDRAWALS....................
  Policy Surrender..........................................
  Partial Withdrawals.......................................
LAPSE AND REINSTATEMENT.....................................
  Lapse.....................................................
  Reinstatement.............................................
  Termination...............................................
THE GENERAL ACCOUNT.........................................
  Fixed Account.............................................
OTHER PROVISIONS OF THE POLICY..............................
  Beneficiary...............................................
  Incontestability..........................................
  Misstatement of Age or Sex................................
  Suicide Exclusion.........................................
  Supplementary Benefits....................................
TAX TREATMENT OF THE POLICY.................................
OTHER INFORMATION...........................................
  Payment of Proceeds.......................................
  Reports to Policyowners...................................
  Distribution of the Policies..............................
  Responsibilities of MFC...................................
  Voting Rights.............................................
  Substitution of Portfolio Shares..........................
  Records and Accounts......................................
  State Regulations.........................................
  Litigation................................................
  Further Information.......................................
  Illustrations.............................................
  Financial Statements......................................
APPENDIX A:  DEFINITIONS....................................
APPENDIX B:  ILLUSTRATIONS..................................



This prospectus does not constitute an offering in any jurisdiction where it would not be lawful. You should rely on the information contained in this prospectus, the Portfolio prospectuses, or the corresponding Statement of Additional Informations. We have not authorized anyone to provide you with information that is different.


THE PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY NAMED THEREIN. NO CLAIM IS MADE THAT THIS VARIABLE LIFE INSURANCE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.

Examine this prospectus carefully. The Policy Summary will briefly describe the Policy. More detailed information will be found further in the prospectus.

RISKS/BENEFITS SUMMARY


BENEFITS


Some of the benefits of purchasing the Policy are described below.


DEATH BENEFIT PROTECTION: This prospectus describes variable life insurance policy, which provides for a death benefit payable to the beneficiary of the Policy upon the death of the insured. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if death benefit protection is not one of your financial planning objectives, as there are additional costs and expenses in providing the insurance.



TAX DEFERRED ACCUMULATION: Variable life insurance has several tax advantages under current tax laws. For example, Policy Value accumulates on a tax-deferred basis and a transfer of values from one sub-account to another within the Policy generates no taxable gain or loss. Any investment income and realized capital gains within a sub-account or interest from the Fixed Account are automatically reinvested without being taxed to the policy owner.



INVESTMENT OPTIONS: In addition to the Fixed Account, the Policy provides for access to a number of variable investment options, which permit you to reallocate your Policy Value to meet your changing personal objectives, goals, and investment conditions. Information regarding each investment option may be found in the Portfolio prospectuses.



FLEXIBILITY: You may select additional policy riders. You are able to select, monitor, and change investment choices within your policy.



ACCESS TO YOUR POLICY VALUES: Variable life insurance offers access to Policy Value. You may borrow against your Policy, or surrender all, or a portion of your policy through a partial withdrawal. However, if the Policy is a MEC, any withdrawal (including a loan) may be taxable.

RISKS

Some of the risks of purchasing the Policy are described below.


FLUCTUATING INVESTMENT PERFORMANCE: Policy Values invested in a sub-account are not guaranteed and will increase and decrease according to investment performance. You assume the investment risk of Policy Value allocated to the sub-accounts. A comprehensive discussion of each sub-account's objective and risk is found in the Portfolio prospectuses. You should review this prospectus carefully before allocating Policy Value to any sub-accounts.



UNSUITABLE FOR SHORT-TERM INVESTMENT: The Policy is intended for long-term financial planning, and is unsuitable for short-term goals. Your Policy is not designed to serve as a vehicle for frequent trading.



POLICY LAPSE: There is a risk of lapse if the Policy Value is too low in relation to the insurance amount and if investment results are less favorable than anticipated or if extensive policy loans are taken, unless the Policy is covered by the Lapse Protection Benefit. A Policy lapse could have adverse tax consequences since the amount received (including any loans) less the investment in the Policy may be treated as ordinary income subject to tax.



DECREASING DEATH BENEFIT: Any outstanding policy loans and any amount that you have surrendered or withdrawn will reduce your policy's death benefit.

ADVERSE CONSEQUENCES OF EARLY SURRENDER: There are surrender charges assessed if you surrender your Policy in the first 10 years from the purchase of the Policy. Depending on the amount of premium paid and the Policy Value at the time of surrender, there may be little or no Net Cash Surrender Value paid to you when the Policy is surrendered.



ADVERSE TAX CONSEQUENCES: You should always consult a tax adviser about the application of federal and state tax law to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change.


Except for certain Policies issued in exchange for a policy which is not a modified endowment contract (a "MEC"), the Policy will be treated as a MEC for Federal income tax purposes. As a result, any loan, partial withdrawal, assignment, pledge, lapse or surrender of the Policy (or any loan, partial withdrawal, assignment or pledge of the Policy within two years before the Policy becomes a MEC) may be subject to income tax and a 10% penalty tax.

FEE TABLE

The following tables describe the fees and expenses (on a guaranteed basis) that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or transfer cash value between investment options.



                                TRANSACTION FEES

                           WHEN CHARGE IS
      CHARGE                  DEDUCTED          AMOUNT DEDUCTED
-----------------          ---------------      ----------------
MAXIMUM SURRENDER          UPON WITHDRAWAL,     10%(1)
CHARGE (LOAD)                SURRENDER OR
                             POLICY LAPSE
Transfer Fees                Upon transfer      $25 (only applies to transfers
                                                in excess of 12 in a Policy Year)



(1) The Total amount of the surrender charge is determined by multiplying the amount withdrawn or surrendered in excess of the free withdrawal amount by the applicable surrender charge. The maximum surrender charge is 10% for Policy Year 1. Surrender charges for Policy Years 2 and greater are set forth below.



                            Surrender                  Surrender
              Policy Year    Charge      Policy Year     Charge
              -----------   ---------    -----------   ---------
                   1         10.00%           6         5.00%
                   2          9.00%           7         4.00%
                   3          8.00%           8         3.00%
                   4          7.00%           9         1.50%
                   5          6.00%          10+        0.00%



If necessary, the Company will reduce the surrender charge deducted upon a partial withdrawal or a surrender of the Policy so that the sum of all premium loads, the administration charges and surrender charges deducted (including the surrender charge to be deducted upon such partial withdrawal or surrender) does not exceed 10% of aggregate payments made during the first Policy Year.



The next table describes the fees and expenses (on a guaranteed basis) that you will pay periodically during the time that you own the Policy, not including fees and expenses of the Portfolios, the underlying variable investment options for your Policy.



                                     ANNUAL CHARGES OTHER THAN THOSE OF THE PORTFOLIOS
--------------------------------------------------------------------------------------------------------------------------
                            WHEN CHARGE IS
      CHARGE                   DEDUCTED                   AMOUNT                                   DEDUCTED(4)
-------------------         --------------      --------------------------              ----------------------------------
COST OF Insurance(1)        Monthly             Minimum and Maximum Charge              The possible range of the cost of
                                                                                        insurance is from $0 to $83.33 per
                                                                                        $1,000 of the net amount at risk.

                                                Charge for a Representative             $0.18 per $1,000 of the net amount at
                                                Policyowner (a 55 year old preferred    risk
                                                non-smoking male
PREMIUM LOAD                Monthly             0.03% of Policy Value (equivalent to
                                                0.36% annually) (2) during the first
                                                10 Policy Years(3)

MORTALITY AND EXPENSE RISK  Monthly             In Policy Years 1-10 the charge is
CHARGE                                          0.08% monthly (0.90% annually).

ADMINISTRATIVE charge       Monthly             $7.50 plus 0.10% monthly (equivalent to
                                                0.12% annually)

LOAN INTEREST RATE (NET)    Annually            Preferred Loans                         0%
                                                Nonpreferred Loans                      2%



(1) The cost of insurance varies based on individual characteristics and the charges shown in the table may not be representative of the charge a particular Policyowner will pay. Information regarding your individual cost of insurance charges may be found in your Policy.



(2) If additional premium payments are made, the 0.03% premium load for a particular payment is deducted from the Policy Value corresponding to the premium payment for 10 Policy Years following the premium payment



(3)  Thereafter the charge is 0.03% monthly (0.30% annually).



(4)  All figures are rounded to two decimal places.



The next table described the fees and expenses of the Portfolios that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the Portfolios. More detail concerning each portfolio's fees and expenses is contained in the Portfolio prospectuses.



                  ANNUAL OPERATING EXPENSES OF THE PORTFOLIOS
               (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)



                           CHARGE                                         MINIMUM        MAXIMUM
-------------------------------------------------------------             -------        -------
Expenses that are deducted from portfolio assets,
  including advisory fees, Rule 12b-1 fees and Other Expenses               0.55%          2.86*%



*The minimum and maximum expenses do not reflect any expense reimbursements. If such reimbursements were reflected, the maximum expenses would be 1.55%. Expense reimbursements may be terminated at any time.


POLICY SUMMARY

GENERAL

This Policy may be issued either as a modified single premium variable life insurance policy or as a modified single premium survivorship variable life insurance policy. We have prepared the following summary as a general description of the most important features of the Policy. It is not comprehensive and you should refer to the more detailed information contained in this prospectus. Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that the Policy has not gone into default, there is no outstanding Policy Debt, and the death benefit is not determined by the minimum death benefit percentage. The Policy's provisions may vary in some states and the terms of your Policy and any endorsement or rider, supersede the disclosure in this prospectus.

DEATH BENEFITS

The Policy provides a death benefit. The death benefit is the FACE AMOUNT OF THE POLICY at the date of death (less any Policy Debt and outstanding Monthly Deductions due) or, if greater, the Minimum Death Benefit (less any Policy Debt and outstanding Monthly Deductions due).

PREMIUMS

The Policy permits the payment of a large initial premium. The initial premium may be 80%, 90% or 100% of the Guideline Single Premium (based on Face Amount). However, in the case of simplified underwriting, and in order to qualify for the Lapse Protection Benefit, 100% of the Guideline Single Premium is required. The minimum single premium is $25,000. Additional premiums will be accepted only under certain conditions as stated under "Premium Payments - Subsequent Premiums." Premiums will be allocated, according to your instructions and at the Company's discretion, to one or more of our general account (the "Fixed Account") and the sub-accounts of the Separate Account of the Company. You (the policyowner) may change your allocation instructions at any time. You may also transfer amounts among the accounts.

POLICY VALUE

The Policy has a Policy Value reflecting premiums paid, certain charges for expenses and cost of insurance, and the investment performance of the accounts to which you have allocated premiums.

POLICY LOANS

You may borrow an amount not to exceed 90% of your Policy's Net Cash Surrender Value. Loan interest at a rate of 6.00% is due on each Policy Anniversary. Preferred interest rates are also available in the case of loans on amounts that represent Earnings on the Policy. We will deduct all outstanding Policy Debt from proceeds payable at the insured's death, or upon surrender. Policy loans may have tax consequences. See section entitled "Tax Treatment of the Policy" for a discussion of the potential Federal income tax implications of a loan from the Policy.

SURRENDER AND PARTIAL WITHDRAWALS

You may make a partial withdrawal of your Policy Value. A partial withdrawal will result in a reduction in the Face Amount of the Policy. A partial withdrawal may result in a surrender charge if made during the Surrender Charge Period.

You may surrender your Policy for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less the sum of (a) Surrender Charges, (b) outstanding Monthly Deductions due, and (c) Policy Debt.

See section entitled "Tax Treatment of the Policy" for a discussion of the potential Federal income tax implications of a surrender of, or partial withdrawal from, the Policy.

LAPSE AND REINSTATEMENT

Unless the Lapse Protection Benefit is in effect, a Policy will lapse (and terminate without value) when its Net Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 61 days expires without your having made an adequate payment. Therefore, a Policy could lapse eventually if increases in Policy Value (prior to deduction of Policy charges) are not sufficient to cover Policy charges. A Policy could also lapse if the Policy Debt is greater than the Cash Surrender Value since the Lapse Protection Benefit terminates on any date that the Policy Debt exceeds the Cash Surrender Value.

A policyowner may reinstate a lapsed Policy at any time within the five year period following lapse provided the Policy was not surrendered for its Net Cash Surrender Value. However, in the case of a Survivorship Policy, the Policy may not be reinstated if any of the Life Insured have died since the Policy lapsed. We will require evidence of insurability along with a certain amount of premium as described under "Reinstatement."

See section entitled "Tax Treatment of the Policy" for a discussion of the potential Federal income tax implications of a lapse and reinstatement of the Policy.

TAXATION OF POLICY BENEFITS


Characterization of a Policy as a MEC. Section 7702A of the Internal Revenue Code of 1986 (the "Code") establishes a class of life insurance contracts designated as Modified Endowment Contracts ("MECs"), which applies to Policies entered into or materially changed after June 20, 1988. In general, a Policy will be a MEC if the accumulated premiums paid at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums (the "seven-pay test"). A Policy that is not already a MEC may become one if there is a "material change" in its benefits or other provisions. A material change starts a new seven-year testing period. The determination of whether a Policy will be a MEC after a material change generally depends upon the relationship of the death benefit and the Policy Value at the time of such change and the additional premiums paid in the seven years following the material change. In general, this Policy will constitute a MEC unless:


         (1) it was received in exchange for another life insurance policy which was not a MEC,

         (2) no premium payments (other than the exchanged policy) are paid into the Policy during the first seven Policy years, and

         (3) the death benefit on the new Policy is not less than the death benefit on the exchanged policy.

If the death benefit on the new policy is less than the death benefit on the exchanged policy, the new policy may become a MEC if (1) the exchanged policy was, at the time of the exchange, subject to the MEC rules, (2) premiums payments had been made to the old policy after it had become subject to the MEC rules, and (3) the exchanged policy was in a seven-pay test period at the time of exchange or, in the case of a Survivorship Policy, the Policy was issued (or deemed issued) after September 13, 1989.

In addition, even if the Policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a later increase in benefits, any other material change of the Policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven Policy years.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the Policy is a MEC, withdrawals from the Policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the Policy value exceeds the investment in the Policy. The amount of any loan (including unpaid interest thereon) under the Policy will be treated as a withdrawal from the Policy for tax purposes. In addition, if you assign or pledge any portion of the value of a Policy (or agree to assign or pledge any portion), such portion will be treated as a withdrawal from the Policy for tax purposes. Your investment in the Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Policy which is a MEC, you should consult a qualified tax adviser.

MEC Penalty Tax. Generally, withdrawals (or the amount of any deemed withdrawals) from a MEC are subject to a penalty tax equal to 10% of the portion of the withdrawal that is includible in income, unless the withdrawals are made
(1) after you attain age 59-1/2, (2) because you have become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over your life (or the joint lives or life expectancies of you and your beneficiary, as defined in the tax law).

For further information regarding the tax treatment of Policies that are MECs, see "Tax Treatment of the Policy - Tax Treatment of Policy Benefits."

CHARGES AND DEDUCTIONS

We assess certain charges and deductions in connection with the Policy. These include:

         - charges assessed monthly for mortality and expense risks, cost of insurance and administration expenses,

         -        charges deducted from premiums paid, and

         - charges assessed on surrender, lapse or withdrawal of Net Cash Surrender Value.

These charges are summarized in the Table of Charges and Deductions. Unless you otherwise specify and we allow, the monthly deduction will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each bears to the Net Policy Value immediately prior to the deduction. However, the mortality and expense risk charge will only be allocated among the Investment Accounts.


In addition, there are charges deducted from each Portfolio. These charges are summarized in the Table of Investment Management Fees and Expenses.


INVESTMENT OPTIONS AND INVESTMENT ADVISERS


You may allocate Net Premiums to the Fixed Account or to one or more of the sub-accounts of the Separate Account. Each of the sub-accounts invests in the shares of one of the Portfolios described under "Portfolios."



The Portfolios also employs subadvisers. The Table of Investment Options and Investment Subadvisers shows the subadvisers that provide investment subadvisory services to the indicated Portfolios.


Allocating net premiums only to one or a small number of the investment options (other than the Lifestyle Trusts) should not be considered a balanced investment strategy. In particular, allocating net premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your Policy will be more volatile since these investment options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities and (c) foreign securities. The Company does not provide advice regarding appropriate investment allocations. Please discuss this matter with your financial adviser.

INVESTMENT MANAGEMENT FEES AND EXPENSES


Each sub-account of the Separate Account purchases shares of one of the Portfolios at net asset value. The net asset value of those shares reflects investment management fees and certain expenses of the Portfolios. These fees and expenses are described in detail in the Portfolio prospectuses.


TABLE OF INVESTMENT OPTIONS AND INVESTMENT SUBADVISERS


The following subadvisers manage the Portfolios which are investment options for this contract.

Subadviser                                                    Portfolio
-----------                                                   ---------
A I M Capital Management, Inc.                                All Cap Growth Trust
                                                              Aggressive Growth Trust
                                                              Mid Cap Core Trust

American Century Investment Management, Inc.                  Small Company Trust

Capital Guardian Trust Company                                Small Company Blend Trust
                                                              U.S. Large Cap Trust
                                                              Income & Value Trust
                                                              Diversified Bond Trust

Capital Research Management Company                           American Growth Trust
(Adviser to the American Fund Insurance Series)(D)            American International Trust
                                                              American Blue Chip Income and Growth Trust
                                                              American Growth-Income Trust

Davis Advisors                                                Financial Services Trust
                                                              Fundamental Value Trust

Deutsche Asset Management, Inc.                               Real Estate Securities Trust
                                                              Dynamic Growth Trust
                                                              All Cap Core Trust
                                                              Lifestyle Trusts(A)

Deutsche Asset Management Investment Services Ltd.            International Stock Trust

Fidelity Management & Research Company                        Strategic Opportunities Trust
                                                              Large Cap Growth Trust
                                                              Overseas Trust

Franklin Advisers, Inc.                                       Emerging Small Company Trust

John Hancock Advisers, LLC                                    Strategic Income Trust

Jennison Associates LLC                                       Capital Appreciation Trust

Legg Mason Funds Management, Inc.                             Core Equity Trust

Lord, Abbett & Co                                             Mid Cap Value Trust
                                                              All Cap Value Trust

Mercury Advisors(C)                                           Large Cap Value Trust

MFC Global Investment Management (U.S.A.) Limited(E)          Pacific RimTrust
                                                              Quantitative Mid Cap Trust
                                                              Quantitative All Cap Trust
                                                              Quantitative Value Trust
                                                              Emerging Growth Trust
                                                              Money Market Trust
                                                              Index Trusts
                                                              Lifestyle Trusts(A)

Massachusetts Financial Services Company                      Strategic Growth Trust
                                                              Strategic Value Trust
                                                              Utilities Trust

Munder Capital Management                                     Small Cap Opportunities Trust

Subadviser                                                    Portfolio
-----------                                                   ---------
Pacific Investment Management Company                         Global Bond Trust
                                                              Total Return Trust
                                                              Real Return Bond Trust
                                                              All Asset Portfolio (a series of PIMCO
                                                              Variable Insurance Trust)

Pzena Investment Management, LLC                              Classic Value Trust

Salomon Brothers Asset Management Inc                         U.S. Government Securities Trust
                                                              Strategic Bond Trust
                                                              Special Value Trust
                                                              High Yield Trust

SSgA Funds Management, Inc.                                   International Equity Index Fund
                                                              (a series of John Hancock Variable Insurance Trust I)

Sustainable Growth Advisers, L.P.                             U.S. Global Leaders Growth Trust

T. Rowe Price Associates, Inc                                 Science & Technology Trust
                                                              Small Company Value Trust
                                                              Health Sciences Trust
                                                              Blue Chip Growth Trust
                                                              Equity-Income Trust

Templeton Global Advisors Limited                             Global Trust

Templeton Investment Counsel, Inc.                            International Value Trust
                                                              International Small Cap Trust

UBS Global Asset Management                                   Global Allocation Trust

Wellington Management Company, LLP                            Growth & Income Trust
                                                              Investment Quality Bond Trust
                                                              Mid Cap Stock Trust
                                                              Natural Resources Trust

Van Kampen (B)                                                Value Trust



A Deutsche Asset Management, Inc. provides subadvisory consulting services to MFC Global Investment Management (U.S.A.) Limited regarding management of the Lifestyle Trusts.



B Morgan Stanley Investment Management Inc. ("MSIM") is the sub-adviser to the Value Trust. MSIM does business in certain instances (including its role as the sub-adviser to the Value Trust) using the name "Van Kampen.



C Fund Asset Management, L.P. is the sub-adviser to the Large Cap Value Trust. Fund Asset Management does business in certain instances (including its role as the sub-adviser to the Large Cap Value Trust) using the name "Mercury Advisors."



D Each of the four portfolios invests exclusively in Class 2 shares of portfolios of the American Fund Insurance Series which is advised by Capital Research Management Company ("CRMC").






E MFC Global Investment Management (U.S.A.) Limited is an affiliate of Manulife Securities Services, LLC ("MSS") (formerly, Manufacturers Securities Services, LLC) and the Trust.



GENERAL INFORMATION ABOUT MANULIFE USA, RATINGS, THE SEPARATE ACCOUNT AND THE PORTFOLIOS


MANULIFE USA

We are a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company ("Manufacturers Life") and its subsidiaries, collectively known as Manulife Financial. The Manufacturers Life Insurance Company is one of the largest life insurance companies in North America and ranks among the 60 largest life insurers in the world as measured by assets. However, neither Manufacturers Life nor any of its affiliated companies guarantees the investment performance of the Separate Account.

RATINGS

The Manufacturers Life Insurance Company and The Manufacturers Life Insurance Company (U.S.A.) have received the following ratings from independent ratings agencies:

         A++ A.M. Best
         Superior companies have a very strong ability to meet their obligations; 1st category of 16

         AA+ Fitch
         Very strong capacity to meet policyholder and contract obligations; 1st category of 24

         AA+ Standard & Poor's
         Very strong financial security characteristics; 2nd category of 22

         Aa2 Moody's
         Excellent in financial strength; 3rd category of 21


These ratings, which are current as of the date of this prospectus and are subject to change, are assigned as a measure of The Manufacturers Life Insurance Company (U.S.A.)'s ability to honor any guarantees provided by the Policy and any applicable optional riders, but not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio.


THE SEPARATE ACCOUNT

The Manufacturers Life Insurance Company of America ("ManAmerica") established its Separate Account Three on August 22, 1986 as a separate account under Pennsylvania law. Since December 9, 1992, it has been operated under Michigan law. On January 1, 2002, ManAmerica transferred substantially all of its assets and liabilities to Manulife USA. As a result of this transaction, Manulife USA became the owner of all of ManAmerica's assets, including the assets of the Separate Account Three (now referred to as Separate Account A of Manulife USA) and assumed all of ManAmerica's obligations including those under the Policies. The ultimate parent of both ManAmerica and Manulife USA is Manulife Financial Corporation ("MFC"). Separate Account A of Manulife USA (the "Separate Account") holds assets that are segregated from all of Manulife USA's other assets. The Separate Account is currently used only to support variable life insurance policies.

ASSETS OF THE SEPARATE ACCOUNT

The Company is the legal owner of the assets in the Separate Account. The income, gains, and losses of the Separate Account, whether or not realized, are, in accordance with applicable contracts, credited to or charged against the Account without regard to the other income, gains, or losses of the Company. The Company will at all times maintain assets in the Separate Account with a total market value at least equal to the reserves and other liabilities relating to variable benefits under all policies participating in the Separate Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the variable life insurance policies are general corporate obligations of the Company.

REGISTRATION

The Separate Account is registered with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act") as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies, rather than in a portfolio of unspecified securities. Registration under the 1940 Act does not involve any supervision by the SEC. of the management or investment policies or practices of the Separate Account. For state law purposes the Separate Account is treated as a part or division of the Company.


THE PORTFOLIOS



The assets of each sub-account of the Separate Account (except those invested in the International Equity Index Fund and the All Asset Portfolio) are invested in Series I shares of a corresponding investment portfolio of the Manufacturers Investment Trust (the "Trust"). The Trust is registered under the 1940 Act as an open-end management investment company. The Trust receives investment advisory services from Manufacturers Securities Services, LLC ("MSS").



Each of the Trust portfolios, except the Lifestyle Trusts, is subject to a Rule 12b-1 fee of 0.15% of a portfolio's Series I net assets (0.60% of a Series I net assets in the case of a American Growth Trust, American International Trust, American Growth-Income Trust and American Blue Chip Income and Growth Trust). Each Lifestyle Trust invests in portfolios that are subject to Rule 12b-1 fees.

The International Equity Index Fund is a series of the John Hancock Variable Series Trust I (the "VST Trust") which is registered under the 1940 Act as an open-end management investment company. The assets of the International Equity Index Fund subaccount are invested in Series I shares of the International Equity Index Fund which is subject to a 0.40% Rule 12b-1 fee. The VST Trust receives investment advisory services from John Hancock Life Insurance Company and the International Equity Index Trust portfolio is subadvised by SSgA Funds Management, Inc.



The All Asset Portfolio is a series of the PIMCO Variable Insurance Trust (the "PIMCO Trust") which is registered under the 1940 Act as an open-end management investment company. The assets of the All Asset Portfolio subaccounts are invested in the M class of shares of the All Asset Portfolio which is subject to a 0.25% Rule 12b-1 fee. The PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC ("PIMCO").



The portfolios available under the Policies are as follows:



Trust Portfolios Investing in the American Fund Insurance Series



The AMERICAN GROWTH TRUST invests all of its assets in Class 2 shares of the Growth Fund, a series of American Fund Insurance Series. The Growth Fund invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.



The AMERICAN INTERNATIONAL TRUST invests all of its assets in Class 2 shares of the International Fund, a series of American Fund Insurance Series. The International Fund invests primarily in common stocks of companies located outside the United States.



The AMERICAN GROWTH-INCOME TRUST invests all of its assets in Class 2 shares of the Growth-Income Fund, a series of American Fund Insurance Series. The Growth-Income Fund invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends.



The AMERICAN BLUE CHIP INCOME AND GROWTH TRUST invests all of its assets in Class 2 shares of the Blue Chip Income and Growth Fund, a series of American Fund Insurance Series. The Blue Chip Income and Growth Fund invests primarily in common stocks of larger, more established companies based in the U.S. with market capitalizations of $4 billion and above.



                                      * * *


The SCIENCE & TECHNOLOGY TRUST seeks long-term growth of capital by investing, under normal market condition, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies expected to benefit from the development, advancement, and use of science and technology. Current income is incidental to the portfolio's objective.


The PACIFIC RIM TRUST (formerly, Pacific Rim Emerging Markets Trust) seeks long-term growth of capital by investing in a diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations domiciled in countries in the Pacific Rim region.


The HEALTH SCIENCES TRUST seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed "health sciences").


The EMERGING GROWTH TRUST seeks superior long-term rates of return through capital appreciation by investing, under normal circumstances, primarily in high quality securities and convertible instruments of small-cap U.S. companies.



The AGGRESSIVE GROWTH TRUST seeks long-term capital appreciation by investing the portfolio's assets principally in common stocks, convertible bonds, convertible preferred stocks and warrants of companies which in the opinion of the subadviser are expected to achieve earnings growth over time at a rate in excess of 15% per year. Many of these companies are in the small and medium-sized category.


The EMERGING SMALL COMPANY TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stock equity securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Growth Index* ("small cap stocks") at the time of purchase.

The SMALL COMPANY BLEND TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index at the time of purchase.


The SMALL COMPANY TRUST seeks long-term capital growth by investing, under normal market conditions, primarily in equity securities of smaller-capitalization U.S. companies. The subadviser uses quantitative, computer-driven models to construct the portfolio of stocks for the Small Company Trust.


The DYNAMIC GROWTH TRUST seeks long-term growth of capital by investing in stocks and other equity securities of medium-sized U.S. companies with strong growth potential.

The MID CAP STOCK TRUST seeks long-term growth of capital by investing primarily in equity securities of mid-size companies with significant capital appreciation potential.


The NATURAL RESOURCES TRUST seeks long-term total return by investing, under normal market conditions, primarily in equity and equity-related securities of natural resource-related companies worldwide.


The ALL CAP GROWTH TRUST seeks long-term capital appreciation by investing the portfolio's assets under normal market conditions, principally in common stocks of companies that are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above average, long-term growth in earnings and have excellent prospects for future growth.

The STRATEGIC OPPORTUNITIES TRUST seeks growth of capital by investing primarily in common stocks. Investments may include securities of domestic and foreign issuers, and growth or value stocks or a combination of both.


The FINANCIAL SERVICES TRUST seeks growth of capital by investing primarily in common stocks of financial companies. During normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) are invested in companies that are principally engaged in financial services. A company is "principally engaged" in financial services if it owns financial services-related assets constituting at least 50% of the value of its total assets, or if at least 50% of its revenues are derived from its provision of financial services.



The INTERNATIONAL STOCK TRUST seeks long-term growth of capital by investing in stocks and other securities with equity characteristics of companies located in the developed countries that make up the MSCI EAFE Index.


The OVERSEAS TRUST seeks growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in non-U.S. securities. The portfolio expects to invest primarily in equity securities.

The INTERNATIONAL SMALL CAP TRUST seeks capital appreciation by investing primarily in the common stock of companies located outside the U.S. which have total stock market capitalization or annual revenues of $1.5 billion or less ("small company securities").

The INTERNATIONAL VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in equity securities of companies located outside the U.S., including emerging markets.

The QUANTITATIVE MID CAP TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its total assets (plus any borrowings for investment purposes) in U.S. mid-cap stocks, convertible preferred stocks, convertible bonds and warrants.


The MID CAP CORE TRUST seeks long-term growth of capital by investing, normally, at least 80% of its assets in equity securities, including convertible securities, of mid-capitalization companies.



The GLOBAL TRUST (formerly, Global Equity Trust) seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies located anywhere in the world, including emerging markets.


The STRATEGIC GROWTH TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stocks and related securities (such as preferred stocks, bonds, warrants or rights convertible into stock and depositary receipts for these securities) of companies which the subadviser believes offer superior prospects for growth.


The CAPITAL APPRECIATION TRUST seeks long-term capital growth by investing at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium-to-large capitalization companies.

The U.S. GLOBAL LEADERS GROWTH TRUST seeks long-term growth of capital portfolio by investing, under normal market conditions, primarily in common stocks of "U.S. Global Leaders."



The QUANTITATIVE ALL CAP TRUST seeks long-term growth of capital by investing, under normal circumstances, primarily in equity securities of U.S. companies. The portfolio will generally focus on equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.



The ALL CAP CORE TRUST seeks long-term growth of capital by investing primarily in common stocks and other equity securities within all asset classes (small, mid and large cap) primarily those within the Russell 3000 Index*.


The LARGE CAP GROWTH TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with large market capitalizations.


The CLASSIC VALUE TRUST seeks long-term growth of capital portfolio by investing, under normal market conditions, at least 80% of its net assets in domestic equity securities.


The BLUE CHIP GROWTH TRUST seeks to achieve long-term growth of capital (current income is a secondary objective) by investing, under normal market conditions, at least 80% of the portfolio's total assets in the common stocks of large and medium-sized blue chip growth companies. Many of the stocks in the portfolio are expected to pay dividends.


The U.S. LARGE CAP TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalization greater than $500 million.



The CORE EQUITY TRUST seeks long-term capital growth by investing, under normal market conditions, primarily in equity securities that, in the subadviser's opinion, offer the potential for capital growth. The subadviser seeks to purchase securities at large discounts to the subadviser's assessment of their intrinsic value.



The STRATEGIC VALUE TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of its net assets in common stocks and related securities of companies which the subadviser believes are undervalued in the market relative to their long term potential.



The LARGE CAP VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in a diversified portfolio of equity securities of large cap companies located in the U.S.


The UTILITIES TRUST seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity and debt securities of domestic and foreign companies in the utilities industry.

The REAL ESTATE SECURITIES TRUST seeks to achieve a combination of long-term capital appreciation and current income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts ("REITS") and real estate companies.


The SMALL CAP OPPORTUNITIES TRUST seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in equity securities of companies with market capitalizations within the range of the companies in the Russell 2000 Index.


The SMALL COMPANY VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in small companies whose common stocks are believed to be undervalued. Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in companies with a market capitalization that do not exceed the maximum market capitalization of any security in the Russell 2000 Index* at the time of purchase.


The SPECIAL VALUE TRUST seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets in common stocks and other equity securities of companies whose market capitalization at the time of investment is no greater than the market capitalization of companies in the Russell 2000 Value Index.



The MID CAP VALUE TRUST seeks capital appreciation by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in mid-sized companies, with market capitalization of roughly $500 million to $10 billion.

The VALUE TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in equity securities of companies with capitalizations similar to the market capitalization of companies in the Russell Midcap Value Index.

The ALL CAP VALUE TRUST seeks capital appreciation by investing in equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued.

The FUNDAMENTAL VALUE TRUST seeks growth of capital by investing, under normal market conditions, primarily in common stocks of U.S. companies with market capitalizations of at least $5 billion that the subadviser believes are undervalued. The portfolio may also invest in U.S. companies with smaller capitalizations.

The GROWTH & INCOME TRUST seeks long-term growth of capital and income, consistent with prudent investment risk, by investing primarily in a diversified portfolio of common stocks of U.S. issuers which the subadviser believes are of high quality.


The QUANTITATIVE VALUE TRUST seeks long-term capital appreciation by investing primarily in large-cap U.S. securities with the potential for long-term growth of capital.


The EQUITY-INCOME TRUST seeks to provide substantial dividend income and also long-term capital appreciation by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.

The INCOME & VALUE TRUST seeks the balanced accomplishment of (a) conservation of principal and (b) long-term growth of capital and income by investing the portfolio's assets in both equity and fixed-income securities. The subadviser has full discretion to determine the allocation between equity and fixed income securities.


The ALL ASSET PORTFOLIO (a series of the PIMCO Variable Insurance Trust) (only Class M shares are available for sale) seeks maximum real return consistent with preservation of real capital and prudent investment management by investing, under normal circumstances, substantially all of its assets in Institutional Class shares of the PIMCO Funds, Pacific Investment Management Series, an affiliated open-end investment company.



The GLOBAL ALLOCATION TRUST seeks total return, consisting of long-term capital appreciation and current income, by investing in equity and fixed income securities of issuers located within and outside the U.S.


The HIGH YIELD TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.

The STRATEGIC BOND TRUST seeks a high level of total return consistent with preservation of capital by giving its subadviser broad discretion to deploy the portfolio's assets among certain segments of the fixed income market as the subadviser believes will best contribute to achievement of the portfolio's investment objective.


The STRATEGIC INCOME TRUST seeks a high level of current income by investing, under normal market conditions, primarily in foreign government and corporate debt securities from developed and emerging markets; U.S. Government and agency securities; and U.S. high yield bonds.


The GLOBAL BOND TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing the portfolio's asset primarily in fixed income securities denominated in major foreign currencies, baskets of foreign currencies (such as the ECU), and the U.S. dollar.

The DIVERSIFIED BOND TRUST seeks high total return consistent with the conservation of capital by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in fixed income securities.

The INVESTMENT QUALITY BOND TRUST seeks a high level of current income consistent with the maintenance of principal and liquidity, by investing in a diversified portfolio of investment grade bonds and tends to focus its investment on corporate bonds and U.S. Government bonds with intermediate to longer term maturities. The portfolio may also invest up to 20% of its assets in non-investment grade fixed income securities.

The TOTAL RETURN TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing, under normal market conditions, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration will normally vary within a three- to six-year time frame based on the subadviser's forecast for interest rates.

The REAL RETURN BOND TRUST seeks maximum return, consistent with preservation of capital and prudent investment management by investing, under normal market conditions, at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments and by corporations.


The U.S. GOVERNMENT SECURITIES TRUST seeks a high level of current income consistent with preservation of capital and maintenance of liquidity, by investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

The MONEY MARKET TRUST seeks maximum current income consistent with preservation of principal and liquidity by investing in high quality money market instruments with maturities of 397 days or less issued primarily by U. S. entities.

The SMALL CAP INDEX TRUST seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index by attempting to track the performance of the Russell 2000 Index*.


The INTERNATIONAL INDEX TRUST seeks to approximate the aggregate total return of a foreign equity market index by attempting to track the performance of the Morgan Stanley European Australian Far East Free Index (the "MSCI EAFE Index")*. (Available only to policies issued prior to May 1, 2004) (Subject to shareholder/contractowner approval, the International Index Trust will merge with the International Equity Index Trust immediately after the close of business on June 18, 2004.)



The INTERNATIONAL EQUITY INDEX FUND (a series of the John Hancock Variable Series Trust I) (only Series I shares are available for sale) seeks to track the performance of broad-based equity indices of foreign companies in developed and emerging markets by attempting to track the performance of the MSCI All Country World ex-US Index*.


The MID CAP INDEX TRUST seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index by attempting to track the performance of the S&P Mid Cap 400 Index*.

The TOTAL STOCK MARKET INDEX seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the Wilshire 5000 Equity Index*.

The 500 INDEX TRUST seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the S&P 500 Composite Stock Price Index*.


The LIFESTYLE AGGRESSIVE 1000 TRUST seeks to provide long-term growth of capital (current income is not a consideration) by investing 100% of the Lifestyle Trust's assets in other portfolios of the Trust ("Underlying Portfolios") which invest primarily in equity securities.



The LIFESTYLE GROWTH 820 TRUST seeks to provide long-term growth of capital with consideration also given to current income by investing approximately 20% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 80% of its assets in Underlying Portfolios which invest primarily in equity securities.



The LIFESTYLE BALANCED 640 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 60% of its assets in Underlying Portfolios which invest primarily in equity securities.



The LIFESTYLE MODERATE 460 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to current income by investing approximately 60% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 40% of its assets in Underlying Portfolios which invest primarily in equity securities.



The LIFESTYLE CONSERVATIVE 280 TRUST seeks to provide a high level of current income with some consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 20% of its assets in Underlying Portfolios which invest primarily in equity securities.



*"Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "S&P Mid Cap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000(R)," "Russell 2000(R) Growth" and "Russell 3000(R)" are trademarks of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "MSCI All Country World ex USIndex" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

ISSUING A POLICY

REQUIREMENTS

To purchase a Policy, an applicant must submit a completed application. A Policy will not be issued until the underwriting process has been completed to the Company's satisfaction.

Policies may be issued on a basis which does not take into account the insured's sex, with prior approval from the Company. A Policy will generally be issued only on the lives of insureds from ages 20 through 90.

Under current underwriting rules, which are subject to change, proposed insureds are eligible for simplified underwriting without a medical examination if (a) their application responses and initial payment meet simplified underwriting standards and (b) the initial premium is 100% of the Guideline Single Premium. Customary underwriting standards will apply to all other proposed insureds. The maximum initial premium currently permitted on a simplified underwriting basis varies with the issue age of the insured according to the following table. Simplified underwriting is not available for additional premium payments.

AGE*     SIMPLIFIED UNDERWRITING MAXIMUM INITIAL PAYMENT
----     -----------------------------------------------
20-29                       $ 30,000
30-39                       $ 60,000
40-49                       $100,000
50-74                       $150,000
75-90                       $100,000


*In the case of a Survivorship Policy, the youngest of the Life Insured.


Each Policy has a Policy Date, an Effective Date and an Issue Date (See "Definitions" in Appendix A).

The Policy Date is the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months and Policy Anniversaries are determined. The Effective Date is the date the Company becomes obligated under the Policy and when the first monthly deductions are deducted from the Policy Value. The Issue Date is the date from which Suicide and Incontestability are measured.

If an application accepted by the Company is not accompanied by a check for the initial premium and no request to backdate the Policy has been made:

         (i) the Policy Date and the Effective Date will be the date the Company receives the check at its service office, and

         (ii)     the Issue Date will be the date the Company issues the Policy.


The initial premium must be received within 60 days after the Issue Date, and the policyowner must be in good health on the date the initial premium is received. If the premium is not paid or if the application is rejected, the Policy will be cancelled and any partial premiums paid will be returned to the applicant.


MINIMUM INITIAL FACE AMOUNT

The Company will generally issue a Policy only if it has a Face Amount that corresponds to an initial premium of at least $25,000.

BACKDATING A POLICY

Under limited circumstances, the Company may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a Policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the Policy. Monthly deductions will be made for the period the Policy Date is backdated.

As of the Effective Date, the premiums paid plus interest credited, net of the premium charge (if any), will be allocated among the Investment Accounts and/or Fixed Account in accordance with the policyowner's instructions unless such amount is first allocated to the Money Market portfolio for the duration of the Right to Examine period.

TEMPORARY INSURANCE AGREEMENT

In accordance with the Company's underwriting practices, temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement. Generally, temporary life insurance may not exceed $1,000,000 and may not be in effect for more than 90 days. This temporary insurance coverage will be issued on a conditional receipt basis, which means that any benefits under such temporary coverage will only be paid if the Life Insured meets the Company's usual and customary underwriting standards for the coverage applied for.

The acceptance of an application is subject to the Company's underwriting rules, and the Company reserves the right to request additional information or to reject an application for any reason.

Persons failing to meet standard underwriting classification may be eligible for a Policy with an additional risk rating assigned to it.

RIGHT TO EXAMINE THE POLICY

A Policy may be returned for a refund within 10 days after you received it. Some states provide a longer period of time to exercise this right. The Policy will indicate if a longer time period applies. The Policy can be mailed or delivered to the Company's agent who sold it or to the Service Office. Immediately on such delivery or mailing, the Policy shall be deemed void from the beginning. Within seven days after receipt of the returned Policy at its Service Office, the Company will refund to the policyholder an amount equal to either:

         (1)      the amount of all premiums paid or


         (2) the difference between payments made and amounts allocated to the Separate Account and the Fixed Account; plus



                  (a) the value of the amount allocated to the Separate Account and the Fixed Account as of the date the returned Policy is received by the Company; minus



                  (b)      any partial withdrawals made and policy loans taken.


Whether the amount described in (1) or (2) is refunded depends on the requirements of the applicable state.

During the "Right to Examine the Policy Period," Policy Value may be allocated to the sub-accounts of the Separate Account except in states where premium must be refunded if the Policyowner elects to cancel the Policy (in these states the premium will be allocated to the money market portfolio for the duration of the Right to Examine period).

If a policyowner requests an increase in face amount, he or she will have the same rights as described above to cancel the increase. If canceled, the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the increase not taken place. A policyowner may request a refund of all or any portion of premiums paid during the right to examine period, and the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the premiums not been paid.

The Company reserves the right to delay the refund of any premium paid by check until the check has cleared.

LIFE INSURANCE QUALIFICATION

A Policy must qualify as a life insurance policy for purposes of Section 7702 of the Code by satisfying the Guideline Premium Test.

GUIDELINE PREMIUM TEST

The Guideline Premium Test restricts the maximum premiums that may be paid into a life insurance policy for a given death benefit. The policy's death benefit must also be at least equal to the Minimum Death Benefit (described below).

Changes to the Policy may affect the maximum amount of premiums, such as:

         -        Change in Risk Classification

         -        Partial Withdrawals

         -        Addition or deletion of supplementary benefits

Any of the above changes could cause the total premiums paid to exceed the new maximum limit. In this situation, the Company may refund any excess premiums paid. In addition, these changes could reduce the future premium limitations.

The Guideline Premium Test requires a life insurance policy to meet minimum ratios of life insurance coverage to policy value. This is achieved by ensuring that the death benefit is at all times at least equal to the Minimum Death Benefit (as described below under "Death Benefit").

DEATH BENEFITS

If the Policy is in force at the time of the death of the Life Insured, the Company will pay an insurance benefit on receiving due proof of death. For a Survivorship Policy, due proof of death must be provided for each of the Life Insured although the insurance benefit is payable on the death of the last to die of the Life Insured. If the Life Insured should die after the Company's receipt of a request for surrender, no insurance benefit will be payable, and the Company will pay only the Net Cash Surrender Value.

The amount payable will be the death benefit, plus any amounts payable under any supplementary benefits added to the Policy, less the Policy Debt and less any outstanding monthly deductions due. The insurance benefit will be paid in one lump sum unless another form of settlement option is agreed to by the beneficiary and the Company. If the insurance benefit is paid in one sum, the Company will pay interest from the date of death to the date of payment.

DEATH BENEFIT

The death benefit is the Face Amount of the Policy at the date of death (less any Policy Debt and outstanding Monthly Deductions due) or, if greater, the Minimum Death Benefit (less any Policy Debt and outstanding Monthly Deductions due). However, if the Maturity Advantage Option is elected and the policyowner elects not to transfer his Investment Account Value to the Fixed Account on the Maturity Date, then the Death Benefit will be equal to the Policy Value at the date of the Life Insured's death.

MINIMUM DEATH BENEFIT

The Minimum Death Benefit on any date is defined as the Policy Value on that date times the applicable Minimum Death Benefit Percentage for the Attained Age of the Life Insured in the case of a Single Life Policy (or the youngest of the Life Insured in the case of a Survivorship Policy). The Minimum Death Benefit Percentages are set forth in the Policy.

Therefore, the death benefit will always be at least equal to the Face Amount of the Policy. However, if there is a sufficient increase in Policy Value such that the Policy Value times the applicable Minimum Death Benefit Percentage is greater than the Face Amount, the death benefit will be greater than the Face Amount.

LAPSE PROTECTION BENEFIT

The Lapse Protection Benefit protects the Policy from going into default. As long as this benefit is in force and any outstanding Policy Debt is less than the Cash Surrender Value, the Policy will not go into default.

The Lapse Protection Benefit applies to a Policy only if the initial premium paid is 100% of the Guideline Single Premium for the Face Amount of the Policy. As a result, if you pay less than 100% of the Guideline Single Premium, then you may be required to pay additional premiums in the future in order to prevent your Policy from lapsing.

The Lapse Protection Benefit terminates on the Maturity Date of the Policy unless the Maturity Advantage Option has been elected and the policyowner's existing Investment Account Value is transferred to the Fixed Account on the Maturity Date.

A Policy will not lapse as long as the requirements of the Lapse Protection Benefit are satisfied. However, since the Lapse Protection Benefit allows a Policy to remain in effect with a zero Net Cash Surrender Value, a policyowner utilizing this benefit may forego the advantage of building up a significant Policy Value under the Policy.

FACTORS THAT AFFECT THE DEATH BENEFIT

In the case of the Minimum Death Benefit, changes in the Policy Value will affect the amount of death benefit. Factors that affect the Policy Value are the investment performance of the variable investment options chosen and the charges deducted. For a discussion of how these factors affect Policy Value see the "Risk/Benefit Summary." These factors do not affect the Face Amount of the Policy. The death benefit will be the Face Amount of the Policy or, if greater, the Minimum Death Benefit.

MATURITY DATE

Provided that the Policy is in force and the Life Insured is alive (or the last to die of the Life Insured in the case of a Survivorship Policy), the Company will pay the policyowner the Policy Value (less any outstanding Policy Debt) calculated as of the Maturity Date.

MATURITY ADVANTAGE OPTION

If the Life Insured is alive (or in the case of a Survivorship Policy, the last to die of the Life Insured is alive) on the Maturity Date, the policyowner may elect to continue the Policy. The policyowner's written election to continue the Policy must be received at the Service Office prior to the Maturity Date. If this election is made, the Policy will continue in force subject to the following:

         (a) unless the policyowner elects otherwise, any existing Investment Account Value will be transferred to the Fixed Account (If the Policyowner elects not to transfer the Investment Account Value, the death benefit will be equal to the Policy Value at the date of the Life Insured's death);

         (b) no additional premium payments will be accepted although loan repayments will be accepted;

         (c) no additional charges or deductions (as described under "Charges and Deductions") will be assessed;

         (d)      interest on any Policy Debt will continue to accrue;

         (e) the death benefit described above will be payable to the beneficiary upon receipt of due proof of death of the Life Insured.

         (f) The death benefit payable after the Maturity Date if the Maturity Advantage Option is elected is the greater of the Face Amount or the Minimum Death Benefit (as described above) less any Policy Debt due at the date of death.


If the Policy is continued after the Maturity Date, the Policy will go into default after the Maturity Date if the Policy Debt equals or exceeds the Policy Value. The Company will notify the policyowner of the default and will allow a 61 day grace period (from the date the Policy goes into default) in which the policyowner may make a payment of the loan interest which would then bring the Policy out of default. If the required payment is not received by the end of the grace period, the Policy will terminate with no value.

PREMIUM PAYMENTS

INITIAL PREMIUMS

The Policy permits the payment of a large initial premium and, subject to the restrictions described below, additional premiums. The minimum initial premium is $25,000. The policyowner may choose an initial premium that is 80%, 90% or 100% of the Guideline Single Premium (based on Face Amount selected by the policyowner). In the case of simplified underwriting, the initial premium must be 100% of the Guideline Single Premium for the Face Amount of the Policy.

The Lapse Protection Benefit applies to a Policy only if the initial premium paid is 100% of the Guideline Single Premium for the Face Amount of the Policy. As a result, if you pay less than 100% of the Guideline Single Premium, then you may be required to pay additional premiums in the future in order to prevent your Policy from lapsing. Therefore, prospective policyowners should discuss with their financial adviser the appropriate percentage of Guideline Single Premium for a given Face Amount.

No premiums will be accepted prior to receipt of a completed application by the Company. All premiums received prior to the Effective Date of the Policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market Trust.

SUBSEQUENT PREMIUMS

After payment of the initial premium, additional premiums may be made subject to the following conditions:

         (a) while there is an outstanding Policy Debt, any additional premium payment will be applied first to repay the loan;

         (b) Face Amount increases are not permitted in connection with additional premiums (Therefore, the total of all premiums paid for a Policy may not exceed 100% of the Guideline Single Premium for the Face Amount of the Policy);

         (c) the Company may refuse or refund any premium payment (or any portion of such premium payment) that would cause the Policy to fail to qualify as life insurance under Section 7702 of the Code; and

         (d) additional premiums may require evidence of insurability on the Life Insured satisfactory to the Company unless the additional premium is applied to repay a loan.

The Company will add additional premiums to Policy Value as of the Business Day it receives the additional premium at its Service Office unless evidence of insurability is required in which case the additional premium will be added to Policy Value as of the Business Day the Company's underwriters approve the additional premium.

PREMIUM ALLOCATION

On the later of the Effective Date or the Business Day a premium is received, the Net Premiums paid plus interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with the policyowner's instructions unless such amount is first allocated to the Money Market portfolio for the duration of the Right to Examine period.

Premiums may be allocated to the Fixed Account for accumulation at a rate of interest equal to at least 4% or to one or more of the Investment Accounts for investment in the Portfolio shares held by the corresponding sub-account of the Separate Account. Allocations among the Investment Accounts and the Fixed Account are made as a percentage of the premium. The percentage allocation to any account may be any number between zero and 100, provided the total allocation equals 100. A policyowner may change the way in which premiums are allocated at any time without charge. The change will take effect on the date a written request for change satisfactory to the Company is received at the Service Office. A policyowner may also change premium allocation by telephone if he or she has a currently valid authorization form on file with the Company.

MAXIMUM PREMIUM LIMITATION

The Policy is issued under the Guideline Premium Test, which requires that in no event may the total of all premiums paid exceed the then current maximum premium limitations established by federal income tax law for a Policy to qualify as life insurance.

If, at any time, a premium is paid which would result in total premiums exceeding the above maximum premium limitation, the Company will only accept that portion of the premium which will make the total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the then current maximum premium limitation.

CHARGES AND DEDUCTIONS

PREMIUM LOAD

A Premium Load of 0.030% of Policy Value is deducted monthly (equivalent to 0.360% annually) for the first 10 Policy Years. If additional premium payments are made, the 0.030% premium load for a particular premium payment is deducted from the amount of Policy Value corresponding to the premium payment for 10 Policy Years following the premium payment. For example, if:

         -        the initial premium payment is $100,000,

         -        an additional premium payment of $50,000 is made in Policy
                  Year 7, and

         - the Policy Value at the time the additional premium payment is made is $200,000 (including the additional premium payment),

then, 0.030% will be deducted from 75% of Net Policy Value in Policy Years 7 through 10 and an additional 0.030% will be deducted from 25% of Net Policy Value in Policy Years 7 through 16.

Unless otherwise allowed by the Company and specified by the policyowner, the premium load will be allocated among the Investment Accounts and the Fixed Account in the Policy in the same proportion as the Policy Value in each bears to the Net Policy Value. The premium load is paid to the Company and is designed to cover a portion of the Company's acquisition and sales expenses and federal DAC and premium taxes.

SURRENDER CHARGES

During the Surrender Charge Period, the Company will deduct a Surrender Charge if:

         -        the Policy is surrendered for its Net Cash Surrender Value,

         -        a partial withdrawal is made (above the Free Withdrawal
                  Amount), or

         -        the Policy terminates due to default.

Unless otherwise allowed by the Company and specified by the policyowner, the surrender charge is deducted from the amount to be paid to the policyowner upon surrender or lapse of the Policy or if a partial withdrawal is made.

The surrender charge, together with a portion of the premium load, are paid to the Company and are designed to compensate the Company for some of the expenses it incurs in selling and distributing the Policies, including agents' commissions, advertising, agent training and the printing of prospectuses and sales literature.

SURRENDER CHARGE CALCULATION

The Surrender Charge is determined by multiplying the amount withdrawn or surrendered in excess of the Free Withdrawal Amount by the applicable total Surrender Charge percentage shown in the table below.

POLICY YEAR                 SURRENDER CHARGE
-----------                 ----------------
     1                          10.00%
     2                           9.00%
     3                           8.00%
     4                           7.00%
     5                           6.00%
     6                           5.00%
     7                           4.00%
     8                           3.00%
     9                           1.50%
    10+                          0.00%

                           If necessary, we will reduce the surrender charge deducted upon a partial withdrawal or a surrender of the Policy so that the sum of all premium loads, the administration charges and surrender charge deducted

                           (including the surrender charge to be deducted upon such partial withdrawal or surrender) does not exceed 10% of aggregate payments made during the first Policy Year.

                           We will allocate the deduction of the Surrender Charge for a withdrawal to the Fixed Account and the Investment Accounts in the same proportion that the withdrawal from each account bears to the total withdrawal. If the withdrawal plus the Surrender Charge allocated to a particular account are greater than the value of that account, we will reduce the portion of the withdrawal allocated to that account. We will reduce the allocated portion so that the withdrawal plus the charge allocated to the account equals the value of the account. If the amount in all accounts is not sufficient to pay the Surrender Charge, we will reduce the amount of the withdrawal.

SURRENDER CHARGES ON A PARTIAL WITHDRAWAL

Free Withdrawal Amount

A portion of the Net Cash Surrender Value may be withdrawn without being subject to a Surrender Charge (the "Free Withdrawal Amount"). The Free Withdrawal Amount is the greater of 10% of the total premiums or 100% of Earnings. In determining what, if any, portion of a partial withdrawal is in excess of the Free Withdrawal Amount, all previous partial withdrawals that have occurred in the current Policy Year are included.

MONTHLY CHARGES

On the Policy Date and at the beginning of each Policy Month, a deduction is due from the Net Policy Value to cover certain charges in connection with the Policy until the Maturity Date. On and after the Maturity Date, if there is a Policy Debt under the Policy, loan interest and principal will continue to be payable at the beginning of each Policy Month. Monthly deductions due prior to the Effective Date will be taken on the Effective Date instead of the dates they were due. These charges consist of:

         -        a Premium Load, if applicable;

         -        an administration charge;

         -        a charge for the cost of insurance;

         -        a mortality and expense risks charge;

         - if applicable, a charge for any supplementary benefits added to the Policy.

Unless otherwise allowed by the Company and specified by the policyowner, the Monthly Deduction will be allocated among the Investment Accounts and the Fixed Account in the Policy in the same proportion as the Policy Value in each bears to the Net Policy Value immediately prior to the deduction. However, the mortality and expense risk charge will only be allocated among the Investment Accounts.

ADMINISTRATION CHARGE

This charge will be equal to $7.50 per Policy Month plus 0.010% of Net Policy Value deducted monthly (equivalent to .12% annually). The charge is paid to the Company and is designed to cover certain administrative expenses associated with the Policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under the Policy.

COST OF INSURANCE CHARGE

The monthly charge for the cost of insurance is paid to the Company and is determined by multiplying the applicable cost of insurance rate times the net amount at risk at the beginning of each Policy Month.

The net amount at risk is equal to (a) minus (b) where:

         (a) is the death benefit as of the first day of the Policy Month, divided by 1.0032737; and

         (b)      is the Policy Value as of the first day of the Policy Month.

Since the net amount of risk is based on the Policy Value, the net amount at risk is affected by the investment performance of the underlying investment options chose, payment of premiums and charges assessed.

The rates for the cost of insurance are based upon the issue age, duration of coverage, sex, and Risk Classification of the Life Insured. For a Survivorship Policy, the rates are determined for each of the Life Insured on the basis described above and then are blended to produce a single cost of insurance rate.

Cost of insurance rates will generally increase with the age of the Life Insured. The first year cost of insurance rate is guaranteed.

The cost of insurance rates reflect the Company's expectations as to future mortality experience. The rates may be re-determined from time to time on a basis which does not unfairly discriminate within the class of life insured. In no event will the cost of insurance rates exceed the guaranteed rates set forth in the Policy except to the extent that an extra charge is imposed because of an additional rating applicable to the Life Insured. After the first Policy Year, the cost of insurance will generally increase on each Policy Anniversary. The guaranteed rates are based on the 1980 Commissioners Smoker Distinct Mortality tables. Current cost of insurance rates may be less than the guaranteed rates.

MORTALITY AND EXPENSE RISKS CHARGE

A monthly charge equal to a percentage of the value of the Investment Accounts is assessed against the Investment Accounts. This charge is to compensate the Company for the mortality and expense risks it assumes under the Policy. The mortality risks assumed are that the Life Insured may live for a shorter period of time than the Company estimated. The expense risks assumed are that expenses incurred in issuing and administering the Policy will be greater than the Company estimated. The Company will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policy. The charge varies by Policy Year as follows:

               GUARANTEED MONTHLY MORTALITY      EQUIVALENT ANNUAL
                           AND                 MORTALITY AND EXPENSE
POLICY YEAR        EXPENSE RISKS CHARGE            RISKS CHARGE
-----------    ----------------------------    ---------------------
   1-10                    0.075%                     0.900%
   11+                     0.025%                     0.300%


CHARGES FOR SUPPLEMENTARY BENEFITS


If the Policy includes Supplementary Benefits, a charge may apply to such Supplementary Benefit.

CHARGES FOR TRANSFERS

A charge of $25 will be imposed on each transfer in excess of twelve in a Policy Year. The charge will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by the Company on the same Business Day are treated as a single transfer request.

INVESTMENT MANAGEMENT FEES AND EXPENSES


The investment management fees and expenses of the Portfolios, the underlying variable investment options for the Policy are set forth in the Portfolio prospectuses.


REDUCTION IN CHARGES

The Policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. The Company reserves the right to reduce any of the Policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which the Company believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. The Company may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

SPECIAL PROVISIONS FOR EXCHANGES

The Company will permit owners of certain fixed life insurance contracts issued by the Company to exchange their contracts for the Policies described in this prospectus (and likewise, owners of Policies described in this prospectus may also exchange their Policies for certain fixed life insurance contracts issued by the Company). Policyowners considering an exchange should consult their tax advisor as to the tax consequences of an exchange.

COMPANY TAX CONSIDERATIONS

At the present time, the Company makes no specific charge to the Separate Account for any federal, state, or local taxes that the Company incurs that may be attributable to such Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

POLICY VALUE

DETERMINATION OF THE POLICY VALUE

A Policy has a Policy Value, a portion of which is available to the policyowner by making a policy loan or partial withdrawal, or upon surrender of the Policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.

The Policy Value is affected by the investment performance of the Investment Account chosen and the rate of interest credited if amounts are allocated to the Fixed Account. The Policy Value is also affected by the charges deducted. For a discussion of how these factors affect Policy Value see the "Risk/Return Summary."

INVESTMENT ACCOUNTS

An Investment Account is established under each Policy for each sub-account of the Separate Account to which net premiums or transfer amounts have been allocated. Each Investment Account under a Policy measures the interest of the Policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the Policy times the value of such units.

FIXED ACCOUNT

Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by the Company. For a detailed description of the Fixed Account, see "The General Account - Fixed Account".

LOAN ACCOUNT

Amounts borrowed from the Policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate which is equal to 4%. For a detailed description of the Loan Account, see "Policy Loans - Loan Account".

UNITS AND UNIT VALUES

CREDITING AND CANCELING UNITS

Units of a particular sub-account are credited to a Policy when net premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are canceled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or canceled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment will be based on the applicable unit values for the Business Day on which the premium is received at the Service Office, except for any premiums received before the Effective Date. For premiums received before the Effective Date, the values will be determined on the Effective Date.

A Business Day is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled day-time trading of the New York Stock Exchange on that day.

Units are valued at the end of each Business Day. When an order involving the crediting or canceling of units is received after the end of a Business Day, or on a day which is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day which is not a Business Day will be made on the next Business Day.

UNIT VALUES

The value of a unit of each sub-account was initially fixed at $10.00. For each subsequent Business Day the unit value for that sub-account is determined by multiplying the unit value for the immediately preceding Business Day by the net investment factor for the sub-account on such subsequent Business Day.

The net investment factor for a sub-account on any Business Day is equal to (a) divided by (b) where:

         (a) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day; and

         (b) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day;

The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.

TRANSFERS OF POLICY VALUE


Subject to the restrictions set forth below, a policyowner may transfer Policy Value from one sub-account to another or to the Fixed Account. (Transfers involving the Fixed Account are subject to certain limitations as noted below under "Transfers Involving Fixed Account.") Transfer requests must be in writing in a format satisfactory to the Company, or by telephone if a currently valid telephone transfer authorization form is on file.



None of the portfolios which are investment options for the Policy are designed for short-term investing since such activity may increase portfolio transaction costs and be disruptive to management of a portfolio (affecting a subadviser's ability to effectively manage a portfolio in accordance with its investment objective and policies). Management of the Trust will monitor purchases and redemptions of Trust shares. If management of the Trust becomes aware of short-term trading that it believes, in its sole discretion, is significantly disrupting (or may potentially significantly disrupt) management of a portfolio or materially increasing portfolio transaction costs ("Disruptive Short-Term Trading"), the Trust may impose restrictions on such trading. The Trust's participation agreement with the Company requires the Company to impose trading restrictions on its policy owners if requested by the Trust. In addition, the Company also has a policy to restrict transfers to two per month per Policy. (For purposes of this restriction, (a) transfers made pursuant to the DCA program or the Asset Allocation Balancer program are not considered transfers and (b) all transfers made during the period from the opening of trading each day the net asset value of the shares of the Trust are determined (usually 9 a.m.) to the close of trading that day (the close of day-time trading of the New York Stock Exchange (usually 4 p.m.)) are considered one transfer.) Policyowners may, however, transfer to the Money Market Trust even if the two transfer per month limit has been reached if 100% of the Policy Value is transferred to the Money Market Trust. If such a transfer to the Money Market Trust is made, for a 30 day period after such transfer, no subsequent transfers from the Money Market Trust to another investment option may be made. This restriction is applied uniformly to all policyowners. The Company also reserves the right to take other actions to restrict trading as noted below.



Actions that the Company may take to restrict trading include, but are not limited to:



                  restricting the number of transfers made during a defined period,



                  restricting the dollar amount of transfers,



                  restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail), and restricting transfers into and out of certain subaccounts.



Policyowners should note that while the Trust and the Company seek to identify and prevent Disruptive Short-Term Trading, it is not always possible to do so. Therefore, no assurance can be given that the Trust and the Company will successfully impose restrictions on all Disruptive Short-Term Trading. If the Trust and the Company are unsuccessful in restricting Disruptive Short-Term Trading, the portfolios may incur higher brokerage costs and may maintain higher cash levels, limiting their ability to achieve their investment objective.



The Company also reserves the right to modify or terminate the transfer privilege at any time in accordance with applicable law. Transfers may also be delayed when any of the events described under items (i) through (iv) in "Payment of Proceeds" occurs. Transfer privileges are also subject to any restrictions that may be imposed by the Portfolios. In addition, the Company reserves the right to defer the transfer privilege at any time that the Company is unable to purchase or redeem shares of a Portfolio.


While the Policy is in force, the policyowner may transfer the Policy Value from any of the Investment Accounts to the Fixed Account without incurring transfer charges:


         (a)      within eighteen months after the Issue Date; or



         (b) within 60 days of the effective date of a material change in the investment objectives of any of the sub-accounts or within 60 days of the date of notification of such change, whichever is later.


Such transfers will not count against the twelve transfers that may be made free of charge in any Policy Year.

TRANSFER CHARGES

A policyowner may make up to twelve transfers each Policy Year free of charge. Additional transfers in each Policy Year may be made at a cost of $25 per transfer. This charge will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by the Company on the same Business Day are treated as a single transfer request.

Transfers under the Dollar Cost Averaging and Asset Allocation Balancer programs do not count against the number of free transfers permitted per Policy Year.

TRANSFERS INVOLVING FIXED ACCOUNT

The maximum amount that may be transferred from the Fixed Account in any one Policy Year is the greater of $500 or 15% of the Fixed Account Value at the previous Policy Anniversary. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market Trust.

TELEPHONE TRANSFERS

Although failure to follow reasonable procedures may result in the Company being liable for any losses resulting from unauthorized or fraudulent telephone transfers, the Company will not be liable for following instructions communicated by telephone that the Company reasonably believes to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming that a valid telephone authorization form is on file, tape recording of all telephone transactions and providing written confirmation thereof.

DOLLAR COST AVERAGING

The Company will offer policyowners a Dollar Cost Averaging ("DCA") program. Under the DCA program, the policyowner will designate an amount which will be transferred monthly from one Investment Account into any other Investment Account(s) or the Fixed Account. Currently, no charge will be made for this program, although the Company reserves the right to institute a charge on 90 days' written notice to the policyholder. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and the policyowner will be so notified.

The Company reserves the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

ASSET ALLOCATION BALANCER TRANSFERS

Under the Asset Allocation Balancer program the policyowner will designate an allocation of Policy Value among Investment Accounts. At six-month intervals beginning six months after the Policy Date (or the last Policy Anniversary), the Company will move amounts among the Investment Accounts as necessary to maintain the policyowner's chosen allocation. A change to the policyowner premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless the policyowner either instructs the Company otherwise or has elected the Dollar Cost Averaging program. Currently, there is no charge for this program; however, the Company reserves the right to institute a charge on 90 days' written notice to the policyowner.

The Company reserves the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

POLICY LOANS

While this Policy is in force and has an available loan value, a policyowner may borrow against the Policy Value of the Policy. The Policy serves as the only security for the loan. Policy loans may have tax consequences.

MAXIMUM LOANABLE AMOUNT

The Maximum Loanable Amount is 90% of the Policy's Net Cash Surrender Value.

EFFECT OF POLICY LOANS

A policy loan will have an effect on future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying Portfolios or increasing in value at the rate of interest credited for amounts allocated to the Fixed Account. A policy loan may cause a Policy to be more susceptible to going into default since a policy loan will be reflected in the Net Cash Surrender Value. See "Lapse and Reinstatement." In addition, a policy loan may result in a termination of the Lapse Protection Benefit since this benefit terminates if Policy Debt exceeds the Cash Surrender Value. Finally, a policy loan will affect the amount payable on the death of the Life Insured, since the death benefit is reduced by the Policy Debt at the date of death in arriving at the insurance benefit.

If the Policy is a MEC, then a loan will be treated as a withdrawal for tax purposes and may be taxable. See sections entitled "Tax Treatment of the Policy
- Policies Which Are MECs," and "Tax Treatment of the Policy - Policies Which Are Not MECs."

INTEREST CHARGED ON POLICY LOANS

Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. The rate of interest charged will be an effective annual rate of 6.00%. If the interest due on a Policy Anniversary is not paid by the policyowner, the interest will be borrowed against the Policy.

Interest on the Policy Debt will continue to accrue daily if there is an outstanding loan when monthly deductions and premium payments cease when the Life Insured (youngest of the Life Insured in the case of a Survivorship Policy) reaches age 100. The Policy will go into default at any time the Policy Debt exceeds the Cash Surrender Value. At least 61 days prior to termination, the Company will send the policyowner a notice of the pending termination. Payment of interest on the Policy Debt during the 61 day grace period will bring the policy out of default.

LOAN ACCOUNT

When a loan is made, an amount equal to the loan principal, plus interest to the next Policy Anniversary, will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. Amounts transferred into the Loan Account cover the loan principal plus loan interest due to the next Policy Anniversary. The policyowner may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, the amount to be transferred will be allocated to each account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.

INTEREST CREDITED TO THE LOAN ACCOUNT


Nonpreferred Loans:


Interest will be credited to amounts in the Loan Account at an effective annual rate of 4.00%. The actual rate credited is equal to the rate of interest charged on the policy loan less the Loan Interest Credited Differential, which is currently 2.00%. (The Loan Interest Credited Differential is the difference between the rate of interest charged on a policy loan and the rate of interest credited to amounts in the Loan Account.)

Preferred Loans:

Preferred interest rates are available in the case of loans of amounts that represent Earnings on the Policy ("Preferred Loans").

Interest will be credited to amounts in the Loan Account at an effective annual rate of 6.00%. The actual rate credited is equal to the rate of interest charged on the policy loan less the Loan Interest Credited Differential, which is currently 0.00%.

The Company may change the Current Loan Interest Credited Differential as of 90 days after sending you written notice of such change.

For a Policy that is not a MEC, the tax consequences associated with a loan interest credited differential of 0% are unclear. A tax adviser should be consulted before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under Federal tax law as a result of the differential between the credited interest rate and the loan interest rate, the Company retains the right to increase the loan interest rate to an amount that would result in the transaction being treated as a loan under Federal tax law. If this amount is not prescribed by any IRS ruling or regulation or any court decision, the amount of increase will be that which the Company considers to be most likely to result in the transaction being treated as a loan under Federal tax law. In no event will the loan interest rate exceed the rate charged in the first ten Policy Years.

If the Policy is a MEC then, regardless of the loan interest credited differential, a loan will be treated as a withdrawal for tax purposes and may be taxable. See sections entitled "Tax Treatment of the Policy - Policies Which Are MECs," and "Tax Treatment of the Policy - Policies Which Are Not MECs."

LOAN ACCOUNT ADJUSTMENTS

On each Policy Anniversary the difference between the Loan Account and the Policy Debt is transferred to the Loan Account from the Investment Accounts or the Fixed Account. Amounts transferred to the Loan Account will be taken from the Investment Accounts and the Fixed Account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value.

LOAN REPAYMENTS

Policy Debt may be repaid in whole or in part at any time prior to the death of the Life Insured, provided that the Policy is in force. When a repayment is made, the amount is credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts. Loan repayments will be allocated first to the Fixed Account until the associated Loan Sub-Account is reduced to zero and then to each Investment Account in the same proportion as the value in the corresponding Loan Sub-Account bears to the value of the Loan Account.

Where permitted by applicable state law, any additional premium payment will be applied to outstanding loan balances.

POLICY SURRENDER AND PARTIAL WITHDRAWALS

POLICY SURRENDER

A Policy may be surrendered for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less any surrender charges and outstanding monthly deductions due (the "Cash Surrender Value") minus the Policy Debt. The Net Cash Surrender Value will be determined as of the end of the Business Day on which the Company receives the Policy and a written request for surrender at its Service Office. After a Policy is surrendered, the insurance coverage and all other benefits under the Policy will terminate. See section entitled "Tax Treatment of the Policy" for a discussion of the potential Federal income tax implications of a surrender of the Policy.

PARTIAL WITHDRAWALS

A policyowner may make a partial withdrawal of the Net Cash Surrender Value after the first Policy Anniversary. The minimum partial withdrawal amount is $500. The policyowner may specify the portion of the withdrawal to be taken from each Investment Account and the Fixed Account. In the absence of instructions, the withdrawal will be allocated among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. For information on Surrender Charges on a Partial Withdrawal see "Charges and Deductions - Surrender Charges." See section entitled "Tax Treatment of the Policy" for a discussion of the potential Federal income tax implications of a partial withdrawal from the Policy.

If the withdrawal would cause the Policy Value to fall below $25,000, we will treat the withdrawal request as a full surrender of the Policy.

Partial withdrawals will reduce the Net Cash Surrender Value as well as the Policy Value and, therefore, reduce the amount of Face Amount as described below.

REDUCTION IN FACE AMOUNT DUE TO A PARTIAL WITHDRAWAL

A partial withdrawal will cause a reduction in Face Amount. The Face Amount will be reduced to an amount equal to (a) multiplied by (b) where:


         (a)      is the Face Amount prior to the withdrawal; and



         (b) is the Policy Value after the withdrawal, divided by the Policy Value prior to the withdrawal.


If the reduction in the Face Amount would require the return of premiums in order for the policy to qualify as life insurance under Section 7702 of the Code, or any other equivalent section of the Code, then we will return premiums, with interest, in the year of reduction, or in any subsequent year that the return of premiums is required. If necessary, we will also limit the amount of the withdrawal so that the Face Amount does not fall below the Face Amount associated with the minimum initial premium of $25,000 and the percent of Guideline Single Premium selected. The decrease in Face Amount will be effective as of the date of the withdrawal.

LAPSE AND REINSTATEMENT

LAPSE

Unless the Lapse Protection Benefit is in effect, a Policy will go into default if at the beginning of any Policy Month the Policy's Net Cash Surrender Value would be zero or below after deducting the monthly deduction then due. Therefore, a Policy could lapse eventually if increases in Policy Value (prior to deduction of Policy charges) are not sufficient to cover Policy charges. A Policy could also lapse if the Policy Debt is greater than the Cash Surrender Value since the Lapse Protection Benefit terminates on any date that the Policy Debt exceeds the Cash Surrender Value. The Company will notify the policyowner of the default and will allow a 61 day grace period (from the date the Policy goes into default) in which the policyowner may make a premium payment sufficient to bring the Policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the sum of (a) the monthly deductions due at the date of default and (b) the amount equal to the monthly deductions due to the later of the next Policy Anniversary or for at least three Policy Months. If the required payment is not received by the end of the grace period, the Policy will terminate with no value. See section entitled "Tax Treatment of the Policy - Lapse or Surrender" for a discussion of the potential Federal income tax implications of a lapse of the Policy.

DEATH DURING GRACE PERIOD

If the Life Insured should die during the grace period, the Policy Value used in the calculation of the death benefit will be the Policy Value as of the date of default and the insurance benefit will be reduced by any outstanding Monthly Deductions due at the time of death.

MATURITY ADVANTAGE OPTION

If the Policy is extended after the Maturity Date by electing the Maturity Advantage Option, the Policy will go into default after the Maturity Date if the Policy Debt equals or exceeds the Policy Value.

The Company will notify the policyowner of the default and will allow a 61 day grace period (from the date the Policy goes into default) in which the policyowner may make a payment of the loan interest which would then bring the Policy out of default. If the required payment is not received by the end of the grace period, the Policy will terminate with no value.

REINSTATEMENT

A policyowner can, by making a written request, reinstate a Policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:

         (a) In the case of a Survivorship Policy, the Policy may not be reinstated if any of the Life Insured have died since the Policy lapsed;

         (b) Evidence of the Life Insured's insurability, satisfactory to the Company is provided to the Company; and

         (c) A premium equal to the amount that was required to bring the Policy out of default immediately prior to termination, plus an amount equal to the Monthly Deductions due until the next Policy Anniversary or for at least three Policy Months is paid.

If the reinstatement is approved, the date of reinstatement will be the later of the date the Company approves the policyowner's request or the date the required payment is received at the Company's Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The Policy Value on the date of reinstatement, prior to the crediting of any Net Premium paid on the reinstatement, will be equal to the Policy Value on the date the Policy terminated. See section entitled "Tax Treatment of the Policy - Lapse or Surrender" for a discussion of the potential Federal income tax implications of a lapse and subsequent reinstatement of the Policy. Any Policy Debt not paid upon termination of a Policy will be reinstated if the Policy is reinstated.

TERMINATION

The Policy will terminate on the earliest to occur of the following events:

         (a) the end of the grace period for which the policyowner has not paid the amount necessary to bring the Policy out of default,

         (b)      surrender of the Policy for its Net Cash Surrender Value;

         (c) the Maturity Date unless the policyowner has elected the Maturity Advantage option;

         (d)      the death of the Life Insured.

THE GENERAL ACCOUNT

The general account of the Company consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of the general account.

By virtue of exclusionary provisions, interests in the general account of the Company have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the SEC. has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

FIXED ACCOUNT

A policyowner may elect to allocate net premiums to the Fixed Account or to transfer all or a portion of the Policy Value to the Fixed Account from the Investment Accounts. The Company will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in its general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.

POLICY VALUE IN THE FIXED ACCOUNT

Policy Value in the Fixed Account The Policy Value in the Fixed Account is equal to:

         (a)      the portion of the net premiums allocated to it; plus

         (b)      any amounts transferred to it; plus

         (c)      interest credited to it; less

         (d)      any charges deducted from it; less

         (e)      any partial withdrawals from it; less

         (f)      any amounts transferred from it.

INTEREST ON THE FIXED ACCOUNT

An allocation of Policy Value to the Fixed Account does not entitle the policyowner to share in the investment experience of the general account. Instead, the Company guarantees that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the general account. Consequently, if a policyowner pays the planned premiums, allocates all net premiums only to the general account and makes no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit of the Policy will be determinable and guaranteed.

OTHER PROVISIONS OF THE POLICY

ASSIGNMENT OF RIGHTS

The Company will not be bound by an assignment until it receives a copy of the assignment at its Service Office. The Company assumes no responsibility for the validity or effects of any assignment.

BENEFICIARY

One or more beneficiaries of the Policy may be appointed by the policyowner by naming them in the application. Beneficiaries may be appointed in three classes
- primary, secondary, and final. Beneficiaries may also be revocable or irrevocable. Unless an irrevocable designation has been elected, the beneficiary may be changed by the policyowner during the Life Insured's lifetime by giving written notice to the Company in a form satisfactory to us. The change will take effect as of the date such notice is signed but will not apply to any payments made or actions taken by the Company prior to receiving such written notice. If the Life Insured dies and there is no surviving beneficiary, the policyowner, or the policyowner's estate if the policyowner is the Life Insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the Life Insured, the Company will pay the insurance benefit as if the beneficiary had died before the Life Insured.

INCONTESTABILITY

The Company will not contest the validity of a Policy after it has been in force during the Life Insured's lifetime for two years from the Issue Date. It will not contest the validity of an increase in Face Amount, after such increase or addition has been in force during the lifetime of the Life Insured for two years from the date of such increase. If a Policy has been reinstated and been in force during the lifetime of the Life Insured for less than two years from the reinstatement date, the Company can contest any misrepresentation of a fact material to the reinstatement.

MISSTATEMENT OF AGE OR SEX

If the stated age or sex, or both, of the Life Insured in the Policy are incorrect, the Company will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.

SUICIDE EXCLUSION

If the Life Insured dies by suicide within two years after the Issue Date (or within the maximum period permitted by the state in which the Policy was delivered, if less than two years), the Policy will terminate and the Company will pay only the premiums paid less any partial Net Cash Surrender Value withdrawal and less any Policy Debt.

The Company reserves the right to obtain evidence of the manner and cause of death of the Life Insured.

SUPPLEMENTARY BENEFITS

Subject to certain requirements, one or more supplementary benefits may be added to a Policy, including those providing a lapse protection benefit and an acceleration of benefits in the event of a terminal illness. More detailed information concerning these supplementary benefits may be obtained from an authorized agent of the Company. The cost, if any, for supplementary benefits will be deducted as part of the monthly deduction.

TAX TREATMENT OF THE POLICY

INTRODUCTION

The following discussion of the federal income tax treatment of the Policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Policy is unclear in certain circumstances, and a qualified tax adviser should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of the Policy. IN ADDITION, THE COMPANY MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE OR LOCAL -- OF ANY POLICY OR OF ANY TRANSACTION INVOLVING A POLICY.

THE COMPANY'S TAX STATUS


The Company is taxed as a life insurance company under the Code. Since the operations of the Separate Account are a part of, and are taxed with, the operations of the Company, the Separate Account is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, investment income and capital gains of the Separate Account are not taxed to the extent they are applied under a Policy, but the operations of the Separate Account may reduce the Company's Federal income taxes. For example, the Company may be eligible for certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. The Company's use of these tax credits and deductions will not adversely affect or benefit the Separate Account. The Company does not anticipate that it will incur any federal income tax liability attributable to such income and gains of the Separate Account, and therefore the Company does not intend to make any provision for such taxes. If the Company is taxed on investment income or capital gains of the Separate Account, then the Company may impose a charge against the Separate Account to make provision for such taxes. The Company's federal tax liability is increased, however, in respect of the Policies because of the Federal tax law's treatment of deferred acquisition costs (for which the Company imposes a Federal tax charge) (see "CHARGES AND DEDUCTIONS").


TAXATION OF LIFE INSURANCE POLICIES IN GENERAL

Tax Status of the Policy

There are several requirements that must be met for a Policy to be considered a Life Insurance Contract under the Code, and thereby to enjoy the tax benefits of such a contract:

         -        The Policy must satisfy the definition of life insurance under
                  Section 7702 of the Code.

         - The investments of the Separate Account Aust be "adequately diversified" in accordance with Section 817(h) of the Code and Treasury Regulations.

         - The Policy must be a valid life insurance contract under applicable state law.

         - The Policyowner must not possess "incidents of ownership" in the assets of the Separate Account.

These four items are discussed in detail below.

DEFINITION OF LIFE INSURANCE

Section 7702 of the Code sets forth a definition of a life insurance contract for federal tax purposes. For a Policy to be a life insurance contract, it must satisfy either the Cash Value Accumulation Test or the Guideline Premium Test. Only the Guideline Premium Test is permitted under the Policy. The Guideline Premium Test requires a minimum death benefit and in addition limits the total premiums that can be paid into a Policy for a given amount of death benefit.

With respect to a Policy that is issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed mortality charge regulations under Section 7702, issued on July 5, 1991) that such a Policy should meet the Section 7702 definition of a life insurance contract.

With respect to a Policy that is issued on a substandard basis (i.e., a rate class involving higher-than-standard mortality risk), there is less guidance, in particular as to how mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the Section 7702 definition of a life insurance contract. Thus it is not clear whether or not such a Policy would satisfy Section 7702, particularly if the policyowner pays the full amount of premiums permitted under the Policy.

The Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702. However, while proposed regulations and other interim guidance have been issued, final regulations have not been adopted and guidance as to how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such a Policy would not provide the tax advantages normally provided by a life insurance policy.

If it is subsequently determined that a Policy does not satisfy Section 7702, the Company may take whatever steps are appropriate and reasonable to attempt to cause such a Policy to comply with Section 7702. For these reasons, the Company reserves the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

DIVERSIFICATION


Section 817(h) of the Code requires that the investments of the Separate Account be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Account, through the Portfolios, intends to comply with the diversification requirements prescribed in Treas. Reg. Sec. 1.817-5, which affect how the Portfolio's assets are to be invested. The Company believes that the Separate Account will thus meet the diversification requirement, and the Company will monitor continued compliance with the requirement.


STATE LAW

State regulations require that the policyowner have appropriate insurable interest in the life insured. Failure to establish an insurable interest may result in the Policy not qualifying as a life insurance contract for federal tax purposes.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance Policies may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their policies. In those circumstances, income and gains from the separate account assets would be includible in the variable policyowner's gross income. The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if the policyowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyowners may direct their investments to particular sub-accounts without being treated as owners of the underlying assets". As of the date of this prospectus, no such guidance has been issued.

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Policy has many more portfolios to which policyowners may allocate premium payments and Policy Values than were available in the policies described in the rulings. These differences could result in an owner being treated as the owner of a pro-rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of the Separate Account.

The remainder of this discussion assumes that the Policy will be treated as a life insurance Policy for Federal tax purposes.

Tax Treatment of Life Insurance Death Benefit Proceeds

In general, the amount of the death benefit payable from a Policy by reason of the death of the insured is excludable from gross income under Section 101 of the Code. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable.

If the death benefit is not received in a lump sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the beneficiary's income.

Tax Deferral During Accumulation Period

Under existing provisions of the Code, except as described below, any increase in a policyowner's Policy value is generally not taxable to the policyowner unless amounts are received (or are deemed to be received) from the Policy prior to the insured's death.

Lapse or Surrender

Upon a lapse or surrender of the Policy, the amount received will be includible in the policyowner's income to the extent the amount received exceeds the "investment in the Policy." If there is any debt at the time of a lapse or surrender, such debt will be treated as an amount received by the policyowner. The "investment in the Policy" generally is the aggregate amount of premium payments and other consideration paid for the Policy, less the aggregate amount received under the Policy previously to the extent such amounts received were excludable from gross income (But see the discussion of MECs below). A subsequent reinstatement will not change this tax treatment of a surrendered or lapsed Policy.

POLICIES WHICH ARE MECs

Characterization of a Policy as a MEC.

Section 7702A of the Code establishes a class of life insurance contracts designated as Modified Endowment Contracts ("MECs"), which applies to Policies entered into or materially changed after June 20, 1988. In general, a Policy will be a MEC if the accumulated premiums paid at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums (the "seven-pay test"). A Policy that is not already a MEC may become one if there is a "material change" in its benefits or other provisions. A material change starts a new seven-year testing period. The determination of whether a Policy will be a MEC after a material change generally depends upon the relationship of the death benefit and the Policy Value at the time of such change and the additional premiums paid in the seven years following the material change. In general, this Policy will constitute a MEC unless:

(1) it was received in exchange for another life insurance policy which was not a MEC,

(2) no premium payments (other than the exchanged policy) are paid into the Policy during the first seven Policy years, and

(3) the death benefit on the new Policy is not less than the death benefit on the exchanged policy.

If the death benefit on the new policy is less than the death benefit on the exchanged policy, the new policy may become a MEC if (1) the exchanged policy was, at the time of the exchange, subject to the MEC rules, (2) premiums payments had been made to the old policy after it had become subject to the MEC rules, and (3) the exchanged policy was in a seven-pay test period at the time of exchange or, in the case of a Survivorship Policy, the Policy was issued (or deemed issued) after September 13, 1989.

In addition, even if the Policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a later increase in benefits, any other material change of the Policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven Policy years.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs

If the Policy is a MEC, withdrawals from the Policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the Policy value exceeds the investment in the Policy. The amount of any loan (including unpaid interest thereon) under the Policy will be treated as a withdrawal from the Policy for tax purposes. In addition, if the policyowner assigns or pledges any portion of the value of a Policy (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal from the Policy for tax purposes. The policyowner's investment in the Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Policy which is a MEC, a policyowner should consult a qualified tax advisor.

Penalty Tax.

Generally, withdrawals (or the amount of any deemed withdrawals) from a MEC are subject to a penalty tax equal to 10% of the portion of the withdrawal that is includible in income, unless the withdrawals are made (1) after the policyowner attains age 59 1/2, (2) because the policyowner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the policyowner (or the joint lives or life expectancies of the policyowner and his or her beneficiary, as defined in the tax law).

Aggregation of Policies.

All life insurance Policies which are MECs and which are purchased by the same person from the Company or any of its affiliates within the same calendar year will be aggregated and treated as one Policy for purposes of determining the amount of a withdrawal (including a deemed withdrawal) that is includible in income. The effects of such aggregation are not clear; however, it could affect the amount of a withdrawal (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.

POLICIES WHICH ARE NOT MECs

Tax Treatment of Withdrawals Generally.

If the Policy is not a MEC (described above), the amount of any withdrawal from the Policy generally will be treated first as a non-taxable recovery of premium payments and then as income from the Policy. Thus, a withdrawal from a Policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal (See the next paragraph, which describes an exception to this rule).

Certain Distributions Required by the Tax Law in the First 15 Policy Years.

As indicated under "Payments," Section 7702 places limitations on the amount of premium payments that may be made and the Policy values that can accumulate relative to the death benefit. Where cash distributions are required under
Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may result upon a decrease in the face amount, if withdrawals are made, and in certain other instances.

Tax Treatment of Loans.

If a Policy is not a MEC, a loan received under the Policy generally will be treated as indebtedness of the policyowner. As a result, no part of any loan under such a Policy will constitute income to the policyowner so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the loan account equals the interest rate charged for the loan, it is possible that some or all of the loan proceeds may be includible in income. If a policy lapses (or if all Policy value is withdrawn) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in the policyowner's income.

Survivorship Policies

Although the Company believes that the Policy, when issued as a Survivor Policy, complies with Section 7702 of the Code, the manner in which Section 7702 should be applied to Survivor Policies is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under Section 7702 regarding this form of Policy, there is necessarily some uncertainty whether a Survivor Policy will meet the Section 7702 definition of a life insurance Policy. Prospective policyowners considering purchase of the Policy as a Survivor Policy should consult a qualified tax adviser.

Where the policyowner of the Policy is the last surviving insured, the death proceeds will generally be includible in the policyowner's estate on his or her death for purposes of the Federal estate tax. If the policyowner dies and was not the last surviving insured, the fair market value of the Policy would be included in the policyowner's estate. In general, no part of the Policy value would be includible in the last surviving insured's estate if he or she neither retained incidents of policyownership at death nor had given up policyownership within three years before death.

Treatment of Maturity Benefits and Extension of Maturity Date

At the maturity date, the surrender value will be paid to the policyowner, and this amount will be includible in income to the extent the amount received exceeds the investment in the Policy. If the policyowner elects to extend the maturity date past the year in which the insured attains age 100 (which must be done prior to the original maturity date), the Company believes the Policy will continue to qualify as a life insurance policy for Federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that the policyowner would be viewed as constructively receiving the cash value in the year the insured attains age 100. If this were the case, an amount equal to the excess of the cash value over the investment in the Policy would be includible in the policyowner's income at that time.

Actions to Ensure Compliance with the Tax Law

The Company believes that the maximum amount of premium payments it has determined for the Policies will comply with the Federal tax definition of life insurance. The Company will monitor the amount of premium payments, and, if the premium payments during a Policy year exceed those permitted by the tax law, the Company will refund the excess premiums within 60 days of the end of the Policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. The Company also reserves the right to increase the death benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the Federal tax definition of life insurance.

Other Considerations

Changing the policyowner, exchanging the Policy, and other changes under the Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change.

Federal estate tax, state and local estate and inheritance tax, and other tax consequences of policyownership or receipt of Policy proceeds depend on the circumstances of each policyowner or beneficiary. Federal estate tax is integrated with Federal gift tax under a unified rate schedule. In general, estates valued at less than the "applicable exclusion amount" will not incur a Federal estate tax liability. The applicable exclusion amount for decedents dying in 2002 or 2003 is $1,000,000 and it increases in stages to $3,500,000 for persons dying in 2009. The estate tax is repealed for decedents dying in 2010, but it will be reinstated (with lower exclusion amounts) for deaths in 2011 and subsequent years unless Congress takes further action. In addition, an unlimited marital deduction may be available for Federal estate and gift tax purposes.

If the policyowner (whether or not he or she is an insured) transfers ownership of the Policy to someone two or more generations younger, the transfer may be subject to the generation-skipping tax, the amount subject to tax being the value of the Policy. The generation-skipping tax provisions generally apply to transfers which would be subject to the gift or estate tax rules. Individuals are generally allowed an aggregate generation-skipping tax exemption of $1 million. For generation skipping transfers made after 1998 and before 2004, this exemption is indexed for inflation. In years after 2003 it equals the estate tax exemption amount, and the tax is repealed for transfers after 2009 (subject to reinstatement in 2011 absent further action by Congress).

Because the Federal estate tax, gift tax, and generation skipping tax rules are complex, prospective Policyowners should consult a qualified tax adviser before using this Policy for estate planning purposes.

DISALLOWANCE OF INTEREST DEDUCTIONS

The Policy generally will be characterized as a single premium life insurance Policy under Section 264 of the Code and, as a result, interest paid on any loans under the Policy will not be tax deductible, irrespective of whether the policyowner is an individual or a non-natural entity, such as a corporation or a trust. In addition, in the case of Policies issued to a non-natural taxpayer, or held for the benefit of such an entity, a portion of the taxpayer's otherwise deductible interest expenses may not be deductible as a result of policyownership of a Policy even if no loans are taken under the Policy. An exception to the latter rule is provided for certain life insurance Policies which cover the life of an individual who is a 20-percent policyowner, or an officer, director, or employee of, a trade or business. Entities that are considering purchasing the policy, or entities that will be beneficiaries under a Policy, should consult a tax adviser.

FEDERAL INCOME TAX WITHHOLDING

The Company will withhold and remit to the federal government a part of the taxable portion of withdrawals made under a Policy unless the policyowner notifies the Company in writing at or before the time of the withdrawal that he or she elects not to have any amounts withheld. (The election of no withholding is available only if the policyowner is an individual and has provided to the Company a valid taxpayer identification number.) Regardless of whether the policyowner requests that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, the policyowner will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. The policyowner may also be required to pay penalties under the estimated tax rules, if the policyowner's withholding and estimated tax payments are insufficient to satisfy the policyowner's total tax liability.

OTHER INFORMATION

PAYMENT OF PROCEEDS

As long as the Policy is in force, the Company will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at its Service Office of all the documents required for such a payment. The Company may delay for up to six months the payment from the Fixed Account of any policy loans, surrenders, partial withdrawals, or insurance benefit. In the case of any such payments from any Investment Account, the Company may delay payment during any period during which:


         (i) the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings),



         (ii)     trading on the New York Stock Exchange is restricted,



         (iii) an emergency exists as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets or



         (iv) the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in
                  (ii) and (iii) exist.


REPORTS TO POLICYOWNERS

Within 30 days after each Policy Anniversary, the Company will send the policyowner a statement showing, among other things:

         -        the amount of death benefit;

         - the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;

         - the value of the units in each Investment Account to which the Policy Value is allocated;

         - the Policy Debt and any loan interest charged since the last report;

         - the premiums paid and other Policy transactions made during the period since the last report; and

         -        any other information required by law.


Each policyowner will also be sent an annual and a semi-annual report for each Portfolio which will include a list of the securities held in each Portfolio as required by the 1940 Act.


DISTRIBUTION OF THE POLICIES


Manulife Financial Securities, LLC ("Manulife Financial Securities"), an indirect wholly-owned subsidiary of MFC, will act as the principal underwriter of, and continuously offer, the Policies pursuant to a Distribution Agreement with Manulife Financial Securities. Manulife Financial Securities is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. Manulife Financial Securities is located at 73 Tremont Street, Boston, MA 02108 and is organized as a Delaware limited liability company. The sole member of Manulife Financial Securities is Manulife USA. The Policies will be sold by registered representatives of either Manulife Financial Securities or other broker-dealers having distribution agreements with Manulife Financial Securities who are also authorized by state insurance departments to do so. Manulife Financial Securities may, from time to time, pay additional compensation for promotional contests and for certain sales and marketing activities. The Policies will be sold in all states of the United States except New York.

A registered representative will receive commissions not to exceed either (a) 7% of premiums in the first year or (b) 6.50% of premiums in the first year and ..25% of Net Policy Value annually beginning 19 months after issuance of the Policy. Representatives who meet certain productivity standards with regard to the sale of the Policies and certain other policies issued by the Company or Manufacturers Life will be eligible for additional compensation.

RESPONSIBILITIES OF MFC


MFC entered into an agreement with Manulife Financial Securities pursuant to which MFC, on behalf of Manulife Financial Securities will pay the sales commissions in respect of the Policies and certain other policies issued by Manulife USA, prepare and maintain all books and records required to be prepared and maintained by Manulife Financial Securities with respect to the Policies and such other policies, and send all confirmations required to be sent by Manulife Financial Securities with respect to the Policies and such other policies. Manulife Financial Securities will promptly reimburse MFC or all sales commissions paid by MFC and will pay MFC for its other services under the agreement in such amounts and at such times as agreed to by the parties.


Finally, the Company may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of the insured.

VOTING RIGHTS


As stated previously, all of the assets held in each sub-account of the Separate Account will be invested in shares of a particular Portfolio. The Company is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders' meeting. However, the Company will vote shares held in the sub-accounts in accordance with instructions received from policyowners having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policyowners are received, including shares not attributable to the Policies, will be voted by the Company in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit the Company to vote shares held in the Separate Account in its own right, it may elect to do so.


The number of shares in each sub-account for which instructions may be given by a policyowner is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding Portfolio. The number will be determined as of a date chosen by the Company, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.

The Company may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Portfolios, or to approve or disapprove an investment management policy. In addition, the Company itself may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that the Company reasonably disapproves such changes in accordance with applicable federal regulations. If the Company does disregard voting instructions, it will advise policyowners of that action and its reasons for such action in the next communication to policyowners.

SUBSTITUTION OF PORTFOLIO SHARES

Although we believe it to be unlikely, it is possible that in the judgment of the management of the Company, one or more of the Portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, the Company may seek to substitute the shares of another Portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC. and one or more state insurance departments may be required.

The Company also reserves the right (i) to combine other separate accounts with the Separate Account, (ii) to create new separate accounts, (iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company, (iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or (vi) to transfer assets from the Separate Account to another separate account and from another separate account to the Separate Account. The Company also reserves the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.

RECORDS AND ACCOUNTS

The Service Office will perform administrative functions, such as decreases, increases, surrenders and partial withdrawals, and fund transfers on behalf of the Company.

All records and accounts relating to the Separate Account and the Portfolios will be maintained by the Company. All financial transactions will be handled by the Company. All reports required to be made and information required to be given will be provided by the Company.

STATE REGULATIONS

The Company is subject to the regulation and supervision by the Michigan Department of Insurance, which periodically examines its financial condition and operations. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The Policies have been filed with insurance officials, and meet all standards set by law, in each jurisdiction where they are sold.

The Company is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

LITIGATION

No litigation is pending that would have a material effect upon the Separate Account or the Trust.

FURTHER INFORMATION

A registration statement under the Securities Act of 1933 has been filed with the SEC. relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained from the SEC's principal office in Washington D.C. upon payment of the prescribed fee. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC which is located at http://www.sec.gov.

For further information you may also contact the Company's Home Office, the address and telephone number of which are on the first page of the prospectus.


ILLUSTRATIONS



The tables illustrating the way in which a Policy's Death Benefit, Policy Value, and Cash Surrender Value could vary over an extended period of time are set forth in Appendix B to this prospectus.



FINANCIAL STATEMENTS


The financial statements of the Company and the Separate Account are set forth in the Statement of Additional Information.

                             APPENDIX A: DEFINITIONS



ADDITIONAL RATING: is an increase to the Cost of Insurance Rate for insureds who do not meet, at a minimum, the Company's underwriting requirements for the standard Risk Classification.



AGE: on any date is the Life Insured's age on his or her nearest birthday. If no specific date is mentioned, Age means the Life Insured's age on the Policy Anniversary nearest to the birthday.



ATTAINED AGE: on any date is the Age at issue plus the number of whole years that have elapsed since the Policy Date. In the case of a Survivorship Policy, Attained Age is based on the youngest Life Insured at issue of the Policy.



BUSINESS DAY: is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled day-time trading of the New York Stock Exchange on that day.



CASH SURRENDER VALUE: is the Policy Value less the sum of (a) the Surrender Charge and (b) any outstanding Monthly Deductions due.



THE COMPANY (OR "WE," "US" OR "OUR") : refers to The Manufacturers Life Insurance Company (U.S.A.)



EARNINGS: is an amount calculated in relation to a loan and free withdrawals. The amount is calculated as of the date the Company receives the request for the loan or the free withdrawal and is equal to the Policy Value less the sum of (a) the value of any Policy Debt and (b) total premiums paid.



EFFECTIVE DATE: is the date the underwriters approve issuance of the Policy. If the Policy is approved without the initial premium, the Effective Date will be the date the Company receives at least the minimum initial premium at our Service Office. In either case, the Company will take the first Monthly Deduction on the Effective Date.



FIXED ACCOUNT: is that part of the Policy Value which reflects the value the policyowner has in the general account of the Company.



GUIDELINE SINGLE PREMIUM: is the maximum premium that can be paid under the Guideline Premium Test (described under "Life Insurance Qualification") which will still allow the Policy to qualify as life insurance for tax purposes under
Section 7702 of the Code.



INVESTMENT ACCOUNT: is that part of the Policy Value which reflects the value the policyowner has in one of the sub-accounts of the Separate Account.



ISSUE DATE: is the date the Company issued the Policy. The Issue Date is also the date from which the Suicide and Validity provisions of the Policy are measured.



LIFE INSURED: is the person or persons whose life (or lives) is (are) covered by the Policy. In the case of a Survivorship Policy, all provisions of the Policy which are based on the death of the Life Insured will be based on the death of the last survivor of the persons so named and reference to the youngest of the Life Insured means the youngest person insured under the Policy when it is first issued.



LOAN ACCOUNT: is that part of the Policy Value which reflects the value transferred from the Fixed Account or the Investment Accounts as collateral for a policy loan.



MATURITY DATE: is the date shown in the Policy. In the case of a Single Life Policy, it is the Policy Anniversary nearest Attained Age 100 of the Life Insured. In the case of a Survivorship Policy, it is the Policy Anniversary nearest Attained Age 100 of the youngest of the Life Insured at issue. The Maturity Date may be extended pursuant to the Maturity Advantage Option described under "Maturity Date."



NET CASH SURRENDER VALUE: is the Cash Surrender Value less the Policy Debt.



NET POLICY VALUE: is the Policy Value less the value in the Loan Account.



NET PREMIUM: is the gross premium paid less the Premium Charge. It is the amount of premium allocated to the Fixed Account and/or Investment Accounts.



POLICY DATE: is the date coverage takes effect under the Policy, provided the underwriting process has been completed to the Company's satisfaction and the Company has received the minimum initial premium at its Service Office, and is the date from which charges for the first monthly deduction are calculated, and the date from which Policy Years, Policy Months, and Policy Anniversaries are determined.


POLICY DEBT : as of any date equals (a) plus (b) plus (c) minus (d), where:



         (a)      is the total amount of loans borrowed as of such date;



         (b) is the total amount of any unpaid loan interest charges which have been borrowed against the policy on a Policy Anniversary;



         (c) is any interest charges accrued from the last Policy Anniversary to the current date; and



         (d)      is the total amount of loan repayments as of such date.



POLICY VALUE: is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.



SINGLE LIFE POLICY : is a modified single premium variable life insurance policy offered on a single life basis under the Policy described in this Prospectus.



SEPARATE ACCOUNT: refers to Separate Account A of the Company.



SERVICE OFFICE ADDRESS: is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.



SURRENDER CHARGE PERIOD: is the period following the Issue Date during which the Company will assess surrender charges. Surrender charges will apply during this period if the Policy terminates due to default, if the policyowner surrenders the Policy or makes a partial withdrawal.



SURVIVORSHIP POLICY: is a modified single premium survivorship variable life insurance policy offered on a survivorship basis under the Policy described in this Prospectus.



WRITTEN REQUEST: is the policyowner's request to the Company which must be in a form satisfactory to the Company, signed and dated by the policyowner, and received at the Service Office

                            APPENDIX B: ILLUSTRATIONS



Sample Illustrations of Policy Values, Cash Surrender Values and Death Benefits



The following tables have been prepared to help show how values under the Policy change with investment performance. The tables are based on initial premiums of $25,000 and $100,000. A male age 55 are illustrated for the single life Policy. A male age 55 and female age 50 are illustrated for the last survivorship Policy.



The tables include both Policy Values and Cash Surrender Values as well as Death Benefits. The Policy Value is the sum of the values in the Investment Accounts, as the tables assume no values in the Fixed Account or Loan Account. The Cash Surrender Value is the Policy Value less any applicable surrender charges. The tables illustrate how Policy Values and Cash Surrender Values, which reflect all applicable charges and deductions, and Death Benefits of the Policy on an insured of given age would vary over time if the return on the assets of the Portfolios was a uniform, gross, after-tax, annual rate of 0%, 6% or 12%. The Policy Values, Death Benefits and Cash Surrender Values would be different from those shown if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years. The charges reflected in the tables include those for deductions from premiums, surrender charges, and monthly deductions.



The amounts shown for the Policy Value, Death Benefit and Cash Surrender Value as of each Policy Year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because the expenses and fees borne by the Portfolios are deducted from the gross return. The illustrations reflect a simple average of those Portfolios' current expenses, which is approximately 1.065% per annum. The gross annual rates of return of 0%, 6% and 12% correspond to approximate net annual rates of return of -1.065%, 4.935% and 10.935%. The expense of the Portfolios may fluctuate from year to year but are assumed to remain constant for purposes of these tables.



The tables assume that no premiums have been allocated to the Fixed Account, that planned premiums are paid on the Policy Anniversary and that no transfers, partial withdrawals, Policy loans, changes in death benefit options or changes in face amount have been made. The tables reflect the fact that no charges for federal, state or local taxes are currently made against the Separate Account. If such a charge is made in the future, it would take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now.



There are two tables shown for both a single life and survivorship Policy, one based on current cost of insurance charges assessed by the Company and the other based on the maximum cost of insurance charges based on the 1980 Commissioners Smoker Distinct Mortality Tables. Current cost of insurance charges are not guaranteed and may be changed.



The tables reflect a policyholder with certain characteristics (such as age and sex) and assuming certain expenses and rates of return. The actual results of a particular policyholder will vary based on the policyholders characteristics, the actual expenses of the policy and the actual rates of returns of the assets held in the subaccounts. Illustrations for smokers would show less favorable results than the illustrations shown below.



Upon request, Manulife USA will furnish a comparable illustration based on the proposed life insured's issue age, sex (unless unisex rates are required by law, or are requested) and risk classes and any additional ratings, face amount and planned premium requested.



From time to time, in advertisements or sales literature for the Policies that quote performance data of one or more of the Portfolios, the Company may include Cash Surrender Values and Death Benefit figures computed using the same methodology as that used in the following illustrations, but with the average annual total return of the Portfolio for which performance data is shown in the advertisement replacing the hypothetical rates of return shown in the following tables. This information may be shown in the form of graphs, charts, tables and examples.



The Policies have been offered to the public only since approximately September 1999. However, total return data may be advertised for as long a period of time as the underlying Portfolio has been in existence. The results for any period prior to the Policies' being offered would be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Policies.

                  SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE NON-SMOKER ISSUE AGE 55
                         $100,000 PLANNED SINGLE PREMIUM
                              $305,427 FACE AMOUNT
                            ASSUMING CURRENT CHARGES

                                0% Hypothetical                 6% Hypothetical                     12% Hypothetical
                            Gross Investment Return         Gross Investment Return             Gross Investment Return
                         -----------------------------   ------------------------------    ----------------------------------
 End Of     Accumulated              Cash                            Cash                                Cash
 Policy       Premiums   Policy    Surrender    Death    Policy    Surrender     Death      Policy     Surrender       Death
Year (1)        (2)       Value      Value     Benefit   Value       Value      Benefit     Value        Value        Benefit
       1      105,000    97,045     89,139    305,427    102,952     94,509    305,427      108,859      99,879       305,427
       2      110,250    93,990     87,201    305,427    105,849     98,101    305,427      118,410     110,327       305,427
       3      115,763    90,828     85,103    305,427    108,692    101,701    305,427      128,737     121,653       305,427
       4      121,551    87,511     82,796    305,427    111,440    105,357    305,427      139,892     133,809       305,427
       5      127,628    84,017     80,254    305,427    114,079    108,995    305,427      151,969     146,886       305,427
       6      134,010    80,394     77,519    305,427    116,656    112,573    305,427      165,126     161,043       305,427
       7      140,710    76,611     74,557    305,427    119,151    116,068    305,427      179,481     176,397       305,427
       8      147,746    72,653     71,635    305,427    121,557    119,932    305,427      195,179     193,554       305,427
       9      155,133    68,497     68,424    305,427    123,860    123,735    305,427      212,389     212,264       305,427
      10      162,889    64,074     64,074    305,427    126,014    126,014    305,427      231,285     231,285       305,427
      15      207,893    39,706     39,706    305,427    141,455    141,455    305,427      374,290     374,290       434,177
      20      265,330     6,296      6,296    305,427    156,448    156,448    305,427      607,881     607,881       650,432
      25      338,635         0 (3)      0(3) 305,427    166,763    166,763    305,427      990,797     990,797     1,040,337
      30      432,194         0 (3)      0(3) 305,427    160,739    160,739    305,427    1,605,214   1,605,214     1,685,474
      35      551,602         0 (3)      0(3) 305,427    108,557    108,557    305,427    2,575,707   2,575,707     2,704,492
      40      703,999         0 (3)      0(3) 305,427          0(3)       0(3) 305,427    4,146,426   4,146,426     4,187,890
      45      898,501         0 (3)      0(3) 305,427          0(3)       0(3) 305,427    6,821,163   6,821,163     6,821,163

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the investment portfolios actually selected. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                  SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE NON-SMOKER ISSUE AGE 55
                         $100,000 PLANNED SINGLE PREMIUM
                              $305,427 FACE AMOUNT
                            ASSUMING MAXIMUM CHARGES

                               0% Hypothetical                   6% Hypothetical                      12% Hypothetical
                           Gross Investment Return           Gross Investment Return               Gross Investment Return
                         -----------------------------   --------------------------------    -----------------------------------
End Of      Accumulated              Cash                             Cash                                 Cash
Policy        Premiums   Policy   Surrender     Death    Policy     Surrender      Death      Policy      Surrender       Death
Year (1)         (2)     Value      Value      Benefit   Value        Value       Benefit      Value        Value        Benefit
       1      105,000    97,045     89,139     305,427   102,952       94,509     305,427      108,859      99,879       305,427
       2      110,250    92,820     86,125     305,427   104,691       97,037     305,427      117,269     109,186       305,427
       3      115,763    88,478     82,919     305,427   106,330       99,507     305,427      126,384     119,301       305,427
       4      121,551    83,999     79,498     305,427   107,855      101,902     305,427      136,281     130,198       305,427
       5      127,628    79,351     75,825     305,427   109,238      104,193     305,427      147,042     141,958       305,427
       6      134,010    74,498     71,864     305,427   110,452      106,369     305,427      158,763     154,679       305,427
       7      140,710    69,401     67,569     305,427   111,465      108,382     305,427      171,557     168,473       305,427
       8      147,746    64,007     63,130     305,427   112,235      110,610     305,427      185,552     183,927       305,427
       9      155,133    58,252     58,192     305,427   112,710      112,585     305,427      200,902     200,777       305,427
      10      162,889    52,065     52,065     305,427   112,832      112,832     305,427      217,792     217,792       305,427
      15      207,893    13,650     13,650     305,427   112,380      112,380     305,427      348,183     348,183       403,893
      20      265,330         0(3)       0(3)  305,427    91,146       91,146     305,427      559,285     559,285       598,435
      25      338,635         0(3)       0(3)  305,427    14,273       14,273     305,427      903,165     903,165       948,323
      30      432,194         0(3)       0(3)  305,427         0(3)         0(3)  305,427    1,443,682   1,443,682     1,515,866
      35      551,602         0(3)       0(3)  305,427         0(3)         0(3)  305,427    2,271,823   2,271,823     2,385,414
      40      703,999         0(3)       0(3)  305,427         0(3)         0(3)  305,427    3,603,443   3,603,443     3,639,478
      45      898,501         0(3)       0(3)  305,427         0(3)         0(3)  305,427    5,927,842   5,927,842     5,927,842

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the investment portfolios actually selected. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

           SINGLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                        MALE NON-SMOKER ISSUE AGE 55 AND
                         FEMALE NON-SMOKER ISSUE AGE 50
                         $100,000 PLANNED SINGLE PREMIUM
                              $571,810 FACE AMOUNT
                            ASSUMING CURRENT CHARGES

                                 0% Hypothetical                    6% Hypothetical                     12% Hypothetical
                             Gross Investment Return            Gross Investment Return             Gross Investment Return
                         --------------------------------   -------------------------------   ------------------------------------

 End Of     Accumulated  Policy       Cash         Death    Policy       Cash        Death       Policy      Cash           Death
 Policy      Premiums    Value      Surrender     Benefit   Value      Surrender    Benefit       Value    Surrender       Benefit
Year (1)        (2)                   Value                              Value                               Value
       1      105,000    97,474      89,529       571,810   103,389      94,906     571,810      109,303     100,283       571,810
       2      110,250    94,974      88,105       571,810   106,860      99,031     571,810      119,446     111,363       571,810
       3      115,763    92,489      86,646       571,810   110,408     103,325     571,810      130,501     123,417       571,810
       4      121,551    90,046      85,177       571,810   114,064     107,980     571,810      142,581     136,498       571,810
       5      127,628    87,640      83,693       571,810   117,826     112,743     571,810      155,781     150,698       571,810
       6      134,010    85,263      82,190       571,810   121,694     117,611     571,810      170,203     166,119       571,810
       7      140,710    82,906      80,658       571,810   125,664     122,581     571,810      185,956     182,873       571,810
       8      147,746    80,558      79,412       571,810   129,731     128,106     571,810      203,161     201,536       571,810
       9      155,133    78,213      78,128       571,810   133,893     133,768     571,810      221,955     221,830       571,810
      10      162,889    75,855      75,855       571,810   138,141     138,141     571,810      242,480     242,480       571,810
      15      207,893    66,514      66,514       571,810   168,323     168,323     571,810      396,065     396,065       571,810
      20      265,330    53,532      53,532       571,810   202,513     202,513     571,810      648,844     648,844       752,659
      25      338,635    32,309      32,309       571,810   239,018     239,018     571,810    1,063,222   1,063,222     1,137,648
      30      432,194         0(3)        0(3)    571,810   270,628     270,628     571,810    1,741,912   1,741,912     1,829,008
      35      551,602         0(3)        0(3)    571,810   278,241     278,241     571,810    2,839,507   2,839,507     2,981,483
      40      703,999         0(3)        0(3)    571,810   219,271     219,271     571,810    4,587,255   4,587,255     4,816,618
      45      898,501         0(3)        0(3)    571,810         0(3)        0(3)  571,810    7,419,580   7,419,580     7,493,776
      50    1,146,740         0(3)        0(3)    571,810         0(3)        0(3)  571,810   12,206,195  12,206,195    12,206,195

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the investment portfolios actually selected. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

           SINGLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                        MALE NON-SMOKER ISSUE AGE 55 AND
                         FEMALE NON-SMOKER ISSUE AGE 50
                         $100,000 PLANNED SINGLE PREMIUM
                              $571,810 FACE AMOUNT
                            ASSUMING MAXIMUM CHARGES

                               0% Hypothetical                      6% Hypothetical                       12% Hypothetical
                           Gross Investment Return              Gross Investment Return               Gross Investment Return
                         --------------------------------   ---------------------------------   ------------------------------------
 End Of    Accumulated                Cash                                Cash                                 Cash
 Policy     Premiums     Policy     Surrender      Death    Policy     Surrender       Death      Policy     Surrender       Death
Year (1)      (2)        Value        Value       Benefit   Value        Value        Benefit      Value       Value        Benefit
       1      105,000    97,474      89,529       571,810   103,389       94,906      571,810      109,303     100,283       571,810
       2      110,250    94,974      88,105       571,810   106,860       99,031      571,810      119,446     111,363       571,810
       3      115,763    92,489      86,646       571,810   110,408      103,325      571,810      130,501     123,417       571,810
       4      121,551    90,008      85,141       571,810   114,026      107,943      571,810      142,544     136,461       571,810
       5      127,628    87,517      83,577       571,810   117,704      112,620      571,810      155,661     150,578       571,810
       6      134,010    85,001      81,938       571,810   121,431      117,347      571,810      169,943     165,860       571,810
       7      140,710    82,441      80,208       571,810   125,193      122,110      571,810      185,492     182,409       571,810
       8      147,746    79,818      78,684       571,810   128,975      127,350      571,810      202,419     200,794       571,810
       9      155,133    77,110      77,026       571,810   132,759      132,634      571,810      220,845     220,720       571,810
      10      162,889    74,288      74,288       571,810   136,521      136,521      571,810      240,906     240,906       571,810
      15      207,893    60,088      60,088       571,810   161,600      161,600      571,810      390,225     390,225       571,810
      20      265,330    32,425      32,425       571,810   181,051      181,051      571,810      635,176     635,176       736,805
      25      338,635         0(3)        0(3)    571,810   180,313      180,313      571,810    1,033,165   1,033,165     1,105,487
      30      432,194         0(3)        0(3)    571,810   120,178      120,178      571,810    1,680,094   1,680,094     1,764,099
      35      551,602         0(3)        0(3)    571,810         0(3)         0(3)   571,810    2,703,961   2,703,961     2,839,159
      40      703,999         0(3)        0(3)    571,810         0(3)         0(3)   571,810    4,282,662   4,282,662     4,496,796
      45      898,501         0(3)        0(3)    571,810         0(3)         0(3)   571,810    6,806,360   6,806,360     6,874,424
      50    1,146,740         0(3)        0(3)    571,810         0(3)         0(3)   571,810   11,197,318  11,197,318    11,197,318

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the investment portfolios actually selected. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Additional information about the Policy is also contained in the Statement of Additional Information ("SAI") dated the same date as this Prospectus. The SAI is incorporated by reference into this Prospectus. The SAI is available upon request, without charge, by calling the following toll-free number: (800) 387-2747. This toll-free number may also be used to request other information about the Policy and to make contract owner inquiries.

         Information about the Policy (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission ("SEC") at (202) 942-8090. Reports and other information about the Policy are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington D.C. 20549-0102.

                  The Registrant's Investment Company and 1933 Act File Numbers are 811-4834 and 333-71136, respectively.

                                     PART B

          INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                       STATEMENT OF ADDITIONAL INFORMATION


                  MANUFACTURERS LIFE INSURANCE COMPANY  (U.S.A.)
                                SEPARATE ACCOUNT A


                                       OF

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)


                             MODIFIED SINGLE PREMIUM
                        VARIABLE LIFE INSURANCE POLICY



This Statement of Additional Information is not a Prospectus. It contains information in addition to that described in the Prospectus and should be read in conjunction with the Prospectus dated the same date as this Statement of Additional Information. The Prospectus may be obtained by writing The Manufacturers Life Insurance Company (U.S.A.) at the mailing address of the Service Office, 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5 or telephoning (800) 827-4546.



                The Manufacturers Life Insurance Company (U.S.A.)
                              38500 Woodward Avenue
                        Bloomfield Hills, Michigan 48304
                                    663-3000
                                 (800) 344-1029



             Statement of Additional Information dated May 1, 2004.



SPVL .SAI 5/04

                                TABLE OF CONTENTS


GENERAL INFORMATION AND HISTORY............................................     3
SERVICES...................................................................     3
Independent Auditors.......................................................     3
Principal Underwriter......................................................     3
ADDITIONAL INFORMATION ABOUT CHARGES........................................    3
Reduction in Charges........................................................    4
APPENDIX A:  AUDITED FINANCIAL STATEMENTS...................................    1

GENERAL INFORMATION AND HISTORY




We are a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company ("Manufacturers Life") and its subsidiaries, collectively known as Manulife Financial. The Manufacturers Life Insurance Company is one of the largest life insurance companies in North America and ranks among the 60 largest life insurers in the world as measured by assets. However, neither Manufacturers Life nor any of its affiliated companies guarantees the investment performance of the Separate Account.




The Manufacturers Life Insurance Company of America ("ManAmerica") established its Separate Account Three (the "Separate Account") on August 22, 1986 as a separate account under Pennsylvania law. Since December 9, 1992, it has been operated under Michigan law. On January 1, 2002, ManAmerica transferred substantially all of its assets and liabilities to Manulife USA As a result of this transaction, Manulife USA became the owner of all of ManAmerica's assets, including the assets of the Separate Account and assumed all of ManAmerica's obligations including those under the Policies. The ultimate parent of both ManAmerica and Manulife USA is Manulife Financial Corporation ("MFC"). The Separate Account holds assets that are segregated from all of Manulife USA's other assets. The Separate Account is currently used only to support variable life insurance policies.


Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.


SERVICES

INDEPENDENT AUDITORS





The consolidated financial statements of The Manufacturers Life Insurance Company (U.S.A.) at December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003, and the financial statements of Separate Account A of The Manufacturers Life Insurance Company (U.S.A.) at December 31, 2003, and for each of the two years in the periods ended December 31, 2003 and 2002, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.



Principal Underwriter



Manulife Financial Securities, LLC ("Manulife Financial Securities"), an indirect wholly-owned subsidiary of Manufacturers Life, serves as principal underwriter of the policies. (Prior to January 1, 2002, ManEquity, Inc., which was also an indirect wholly-owned subsidiary of Manufacturers Life, served as principal underwriter of the policies.) Policies are offered on a continuous basis. Manulife Financial Securities is located at 73 Tremont Street, Boston, MA 02108. The Policies will be sold by registered representatives of either Manulife Financial Securities or other broker-dealers having distribution agreements with Manulife Financial Securities who are also authorized by state insurance departments to do so. The Policies will be sold in all states of the United States except New York.



The aggregate dollar amount of underwriting commissions paid to Manulife Financial Securities in 2003 and 2002 was $293,120,491 and $275,138,774.
Manulife Financial Securities did not retained any of these amounts during such periods.


The aggregate dollar amount of underwriting commissions paid to ManEquity in 2002 was $$56,463,871. The aggregate dollar amount of underwriting commissions retained by ManEquity in 2002 was $$1,267,599. ManEquity did not retained any of these amounts during such periods.




ADDITIONAL INFORMATION ABOUT CHARGES

A Policy will not be issued until the underwriting process has been completed to the Company's satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

REDUCTION IN CHARGES

The Policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. Manulife USA reserves the right to reduce any of the Policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which Manulife USA believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. Manulife USA may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

                    APPENDIX A: AUDITED FINANCIAL STATEMENTS

                             THE MANUFACTURERS LIFE
                                INSURANCE COMPANY
                                    (U.S.A.)

                              AUDITED CONSOLIDATED
                         U.S. GAAP FINANCIAL STATEMENTS

                                   YEARS ENDED
                        DECEMBER 31, 2003, 2002 AND 2001

                            [MANULIFE FINANCIAL LOGO]

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                    AUDITED CONSOLIDATED FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001

                                    CONTENTS

REPORT OF INDEPENDENT AUDITORS..........................................................................       1

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

     CONSOLIDATED BALANCE SHEETS........................................................................       2
     CONSOLIDATED STATEMENTS OF INCOME..................................................................       3
     CONSOLIDATED STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS..........................................       4
     CONSOLIDATED STATEMENTS OF CASH FLOWS..............................................................       5
     NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.........................................................       7

                         REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS
THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

We have audited the accompanying consolidated balance sheets of The Manufacturers Life Insurance Company (U.S.A.) and subsidiaries as of December 31, 2003 and 2002, and the related consolidated statements of income, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Manufacturers Life Insurance Company (U.S.A.) and subsidiaries at December 31, 2003 and 2002, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States.

As described in note 1, The Manufacturers Life Insurance Company (U.S.A.) merged with Manulife Reinsurance Corporation (U.S.A.) on January 1, 2002. The comparative financial statements for 2001 represent the combined financial statements of The Manufacturers Life Insurance Company (U.S.A.) and Manulife Reinsurance Corporation (U.S.A.).


                                                  /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
April 8, 2004

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS

                As at December 31 ($US millions)
                             ASSETS                                                        2003               2002
                             ------                                                        ----               ----
INVESTMENTS:

Securities available-for-sale, at fair value:
       Fixed-maturity (amortized cost: 2003  $9,827; 2002 $10,816)                      $   10,653          $   11,869
       Equity (cost: 2003 $401; 2002 $674)                                                     475                 679
Mortgage loans                                                                               2,187               1,921
Real estate                                                                                  1,259               1,078
Policy loans                                                                                 2,532               2,369
Short-term investments                                                                         564                 302
                                                                                        ----------          ----------
TOTAL INVESTMENTS                                                                       $   17,670          $   18,218
                                                                                        ----------          ----------
Cash and cash equivalents                                                               $      972          $      718
Deferred acquisition costs                                                                   3,154               2,731
Due from affiliates                                                                          2,330                 618
Amounts recoverable from reinsurers                                                          1,140               1,215
Other assets                                                                                   717                 674
Separate account assets                                                                     43,694              29,929
                                                                                        ----------          ----------
TOTAL ASSETS                                                                            $   69,677          $   54,103
                                                                                        ==========          ==========
LIABILITIES, CAPITAL AND SURPLUS
LIABILITIES:

Policyholder liabilities and accruals                                                   $   20,428          $   19,447
Net deferred tax liability                                                                     426                 196
Due to affiliate                                                                               289                 122
Notes payable to parent                                                                          -                 370
Other liabilities                                                                            1,265                 857
Separate account liabilities                                                                43,694              29,929
                                                                                        ----------          ----------
TOTAL LIABILITIES                                                                       $   66,102          $   50,921
                                                                                        ==========          ==========
CAPITAL AND SURPLUS:

Capital stock                                                                           $        5          $        5
Retained earnings                                                                            2,777               2,666
Accumulated other comprehensive income                                                         793                 511
                                                                                        ----------          ----------
TOTAL CAPITAL AND SURPLUS                                                               $    3,575          $    3,182
                                                                                        ----------          ----------
TOTAL LIABILITIES, CAPITAL AND SURPLUS                                                  $   69,677          $   54,103
                                                                                        ==========          ==========

The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF INCOME

        FOR THE YEARS ENDED DECEMBER 31
               ($US millions)                                    2003               2002             2001
               --------------                                    ----               ----             ----
REVENUE:

     Premiums                                                  $    955          $    1,002         $ 1,044
     Fee income                                                   1,101                 930             903
     Net investment income                                        1,174               1,157           1,184
     Net realized investment gains (losses)                         160                (222)             56
     Other                                                           11                  4              13
                                                               --------          ----------         -------
TOTAL REVENUE                                                  $  3,401          $    2,871         $ 3,200
                                                               --------          ----------         -------

BENEFITS AND EXPENSES:

     Policyholder benefits and claims                          $  1,829          $    1,606         $ 1,734
     Operating expenses and commissions                             654                 575             617
     Amortization of deferred acquisition costs                     227                  92             276
     Interest expense                                                46                  42              46
     Policyholder dividends                                         377                 370             348
                                                               --------          ----------         -------
TOTAL BENEFITS AND EXPENSES                                    $  3,133          $    2,685         $ 3,021
                                                               --------          ----------         -------
INCOME BEFORE INCOME TAXES                                          268                 186             179
                                                               --------          ----------         -------
INCOME TAX EXPENSE                                                   77                  31              34
                                                               --------          ----------         -------
NET INCOME                                                     $    191          $      155         $   145
                                                               ========          ==========         =======

The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN CAPITAL AND
SURPLUS

                                                                               ACCUMULATED
                                                                                  OTHER              TOTAL
FOR THE YEARS ENDED DECEMBER 31                      CAPITAL      RETAINED    COMPREHENSIVE       CAPITAL AND
       ($US millions)                                 STOCK       EARNINGS    INCOME (LOSS)         SURPLUS
       --------------                                 -----       --------    -------------         -------
BALANCE, DECEMBER 31, 2000                             $ 5        $  2,366      $     303          $   2,674
Comprehensive income                                     -             145           (150)                (5)
Capital contribution                                     -             125              -                125
Dividend to shareholder                                  -            (125)             -               (125)
                                                       ---        --------      ---------          ---------
BALANCE, DECEMBER 31, 2001                             $ 5        $  2,511      $     153          $   2,669
Comprehensive income                                     -             155            358                513
                                                       ---        --------      ---------          ---------
BALANCE, DECEMBER 31, 2002                             $ 5        $  2,666      $     511          $   3,182
                                                       ---        --------      ---------          ---------
Comprehensive income                                     -             191            282                473
Dividend to shareholder                                  -             (80)             -                (80)
                                                       ---        --------      ---------          ---------
BALANCE, DECEMBER 31, 2003                             $ 5        $  2,777      $     793          $   3,575
                                                       ---        --------      ---------          ---------

The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

            FOR THE YEARS ENDED DECEMBER 31
                      ($US millions)                                       2003            2002              2001
                      --------------                                       ----            ----              ----
OPERATING ACTIVITIES:

   Operating cash inflows:

     Premiums                                                           $        972     $   1,018         $   1,014
     Fee income                                                                1,168           981               930
     Net investment income                                                     1,229         1,153             1,211
     Other                                                                        11             4                13
                                                                        ------------     ---------         ---------
     TOTAL OPERATING CASH INFLOWS                                       $      3,380     $   3,156         $   3,168
   Operating cash outflows:

      Benefit payments                                                         1,495         1,480             1,378
      Insurance expenses and taxes                                             1,237         1,180             1,193
      Dividends paid to policyholders                                            373           358               333
      Change in other assets and other liabilities                              (288)         (422)              (83)
                                                                        ------------     ---------         ---------
      TOTAL OPERATING CASH OUTFLOWS                                     $      2,817     $   2,596         $   2,821
                                                                        ------------     ---------         ---------
Net cash provided by operating activities                               $        563     $     560         $     347
                                                                        ------------     ---------         ---------
INVESTING ACTIVITIES:

Fixed-maturity securities sold, matured or repaid                       $     11,223     $   8,634            10,623
Fixed-maturity securities purchased                                           (9,715)       (9,082)          (10,743)
Equity securities sold                                                           530            34               412
Equity securities purchased                                                     (166)         (214)             (587)
Mortgage loans advanced                                                         (564)         (432)             (334)
Mortgage loans repaid                                                            307           186               200
Real estate sold                                                                   -             1                39
Real estate purchased                                                           (197)          (60)              (29)
Policy loans advanced, net                                                      (163)         (143)             (228)
Short-term investments                                                          (262)          (41)              465
Other investments, net                                                            10            (4)              (29)
                                                                        ------------     ---------         ---------
Net cash provided by (used in) investing activities                     $      1,003     $  (1,121)        $    (211)
                                                                        ------------     ---------         ---------
FINANCING ACTIVITIES:

Deposits and interest credited to policyholder account balances         $      1,877     $   1,778         $   1,768
Withdrawals from policyholder account balances                                (1,392)       (1,342)           (1,450)
Unearned revenue                                                                  85           168                 -
Amounts due (from) to affiliates, net                                         (1,516)          101               150
Principal repayment of amounts due to affiliates and parent                     (416)         (211)             (377)
Capital Contribution                                                               -             -               156
Net reinsurance recoverable                                                      132           243               121
Dividend paid to shareholder                                                     (80)            -              (125)
Repaid Funds                                                                      (2)           (2)                -
                                                                        ------------     ---------         ---------
Net cash  (used in)  provided by financing activities                   $     (1,312)    $     735         $     243
                                                                        ------------     ---------         ---------
Increase in cash and cash equivalents during the period                 $        254     $     174         $     379
Cash and cash equivalents at beginning of year                                   718           544               165
                                                                        ------------     ---------         ---------
BALANCE, END OF PERIOD                                                  $        972     $     718         $     544
                                                                        ============     =========         =========

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                      FOR THE YEARS ENDED DECEMBER 31
                                ($US millions)                                    2003               2002             2001
                                --------------                                    ----               ----             ----
RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES:

   NET INCOME                                                                    $    191           $   155          $   145
   ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH PROVIDED BY
     OPERATING ACTIVITIES

     Net Realized  (gains) losses                                                    (160)              222              (56)
     Net depreciation, amortization of bond premium discount and other
       investment related items                                                        55                (5)              27
     Addition to policyholder liabilities and accruals                                334               126              356
     Deferred acquisition costs                                                      (651)             (567)            (543)
     Amortization of deferred acquisition costs                                       227                92              276
     Increase in deferred tax liability, net                                          143                83               96
     Interest expense                                                                  46                42               46
     Policyholder dividends                                                             4                12               15
     Change in other assets and other liabilities                                     288               422               83
     Other, net                                                                        86               (22)             (98)

                                                                                 --------           -------          -------
NET CASH PROVIDED BY OPERATING ACTIVITIES                                        $    563           $   560          $   347
                                                                                 ========           =======          =======

The accompanying notes are an integral part of these consolidated financial statements.

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                DECEMBER 31, 2003
                           (IN MILLIONS OF US DOLLARS)

1.       ORGANIZATION AND BASIS OF PRESENTATION

         The Manufacturers Life Insurance Company (U.S.A.) ("ManUSA") is an indirect, wholly-owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian-based publicly traded company. MFC and its subsidiaries are collectively known as "Manulife Financial".

         Effective January 1, 2002, Manulife Reinsurance Corporation (U.S.A.) ("MRC"), the former direct parent of ManUSA, and The Manufacturers Life Insurance Company of North America ("MNA"), a former subsidiary of ManUSA, were merged with and into ManUSA to continue under the name The Manufacturers Life Insurance Company (U.S.A.). MRC was the sole shareholder of ManUSA. Shares of ManUSA held by MRC were cancelled and ManUSA issued new shares to MRC's sole shareholder, The Manufacturers Investment Corporation ("MIC").

         Pursuant to the merger on January 1, 2002, MRC transferred its 100% interest in Manulife Reinsurance Limited (Bermuda) ("MRL"), a Bermuda based company, to MIC and as a result, MRL remains a sister company to ManUSA and a 100% controlled subsidiary of MIC.

         The amalgamation of ManUSA and MRC represents the combination of businesses under common control and has been accounted for using "pooling-of-interests" accounting. The accompanying comparative financial statements for 2001 are restated based on the assumption that the companies have been combined since January 1, 2000 and exclude MRL which is currently a subsidiary of MIC. The following is a reconciliation of the amounts of revenue and net income previously reported for 2001 with the restated amounts:

FOR THE YEAR ENDED DECEMBER 31                 2001

TOTAL REVENUE:

As previously reported by ManUSA              $ 2,859

MRC, excluding MRL                                341
                                              -------

AS RESTATED                                   $ 3,200
                                              -------

NET INCOME:

As previously reported by ManUSA

                                              $    41

MRC, excluding MRL                                104
                                              -------

AS RESTATED                                   $   145
                                              -------

1.       ORGANIZATION AND BASIS OF PRESENTATION (CONTINUED)

         Prior to January 1, 2002, ManUSA and MRC, in the normal course of business, entered into certain reinsurance and administrative transactions. These intercompany transactions have been eliminated in the accompanying consolidated financial statements and in the preceding table.

         In addition, on January 1, 2002, all of the in force operations of The Manufacturers Life Insurance Company of America ("MLA"), a subsidiary of ManUSA, were transferred to ManUSA by way of an assumption reinsurance agreement and dividend declaration. As a result of this reorganization, products previously sold and administered under the name of MRC, MNA, and MLA are now offered and administered under the name of ManUSA. Also effective January 1, 2002, Manulife-Wood Logan Holding Co., Inc., Manulife Wood Logan, Inc., and Manulife Holding Corporation, all subsidiaries of ManUSA, were liquidated into ManUSA. All of these transactions have been reflected in these consolidated financial statements at carrying value.

         ManUSA and its subsidiaries, collectively known as the "Company", operate in the life insurance industry, offering a broad range of individual insurance, reinsurance, individual wealth management and group wealth management related products. These products are marketed primarily in the United States.

2.       SIGNIFICANT ACCOUNTING POLICIES

   A)    RECENT ACCOUNTING STANDARDS

         The Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 141, "Business Combinations," ("SFAS 141") and Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142"). Both of these Statements were adopted by the Company effective for fiscal periods commencing January 1, 2002. SFAS 141 requires that all business combinations, other than those for businesses under common control, be accounted for using the purchase method and provides specific criteria for recognizing intangible assets separately from goodwill. Under SFAS 142, goodwill and intangible assets with an indefinite useful life are no longer amortized but are reviewed for impairment annually, or more frequently if impairment indicators arise. As at December 31, 2003, goodwill amounted to $62 (2002 - $62) and is recorded in other assets in the consolidated balance sheets. The Company has reviewed the new standards and determined that its goodwill is not impaired.

         The following table presents the restated net income for 2001 assuming retroactive application of the provisions of SFAS 142:

         FOR THE YEAR ENDED DECEMBER 31                                                              2001
         ------------------------------                                                            --------
Net income as reported                                                                             $    145

Addback:  Goodwill amortization, net of tax                                                               2
                                                                                                   --------

NET INCOME, EXCLUDING GOODWILL AMORTIZATION, NET OF TAX                                            $    147
                                                                                                   --------

         In January, 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51",which clarifies the consolidation accounting guidance in Accounting Research Bulletin No. 51, "Consolidated Financial Statements" (ARB No. 51) as it applies to certain entities in which equity investors which do not have the characteristics of a controlling financial interest, or do not have sufficient equity at risk for the entities to finance their activities without additional subordinated financial support from other parties. This interpretation is effective for the fiscal or interim periods beginning after January 1, 2004 for variable interest entities acquired before February 1, 2003, and in 2003 for variable interest entities created after January 31, 2003. The Company is currently evaluating the impact of this pronouncement.

         In April 2003, the FASB's Derivative Implementation Group (DIG) released DIG B36, which addresses whether SFAS No. 133 requires bifurcation of a debt instrument into a debt host contract and an embedded derivative if the debt instrument incorporates both interest rate risk and credit risk exposures that are unrelated or only partially related to the creditworthiness of the issuer of that instrument. Under DIG B36, modified coinsurance and coinsurance with funds withheld reinsurance agreements as well as other types of receivables and payables where interest is determined by reference to a pool of fixed maturity assets or a total return debt index are examples of arrangements containing embedded derivatives requiring bifurcation. The effective date of the implementation guidance is January 1, 2004. The Company has determined that certain of its reinsurance agreements contain embedded derivatives requiring bifurcation. The Company has not yet determined the fair value of the embedded derivatives or completed its evaluation of the pronouncement.

         In July 2003, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued SOP 03-1. SOP 03-1 provides guidance on a number of topics including separate presentation, interests in separate accounts, gains and losses on the transfer of assets from the general account to a separate account, liability valuation, returns based on a contractually referenced pool of assets or index, accounting for contracts that contain death or other insurance benefit features, accounting for reinsurance and other similar contracts, accounting for annuitization guarantees, and sales inducements to contract holders. SOP 03-1 will be effective for the Company's financial statements on January 1, 2004. The Company is currently evaluating the impact of adopting SOP 03-1 on its consolidated financial statements.

   B)    INVESTMENTS

         The Company classifies all of its fixed-maturity and equity securities as available-for-sale and records these securities at fair value. The cost of fixed-maturity securities is adjusted for the amortization of premiums and accretion of discounts, which are calculated using the effective interest method. For the mortgage-backed bond portion of the fixed-maturity securities portfolio, the Company recognizes amortization using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments.

         Realized gains and losses on sales of securities classified as available-for-sale are recognized in income using the specific-identification method. A decline in the value of a specific security that is considered other-than-temporary results in a write-down of the cost basis of the security and a charge to income in the period of recognition. Unrealized gains and losses, other than unrealized losses that are considered to be other-than-temporary, are reflected directly in accumulated other comprehensive income after adjustments for deferred income taxes, deferred acquisition costs, policyholder liabilities and unearned revenue liability. In evaluating whether a decline in fair value is other than temporary, the Company considers various factors including the time and extent to which the fair value has been less than cost, the financial condition and near term prospects of the issuer and whether the debtor is current on contractually obligated interest and principal payments.

         Mortgage loans are reported at unpaid principal balances, net of a provision for losses. The provision for losses is established for mortgage loans both on a specific as well as on an aggregate basis. Mortgage loans are considered to be impaired when the Company has determined that it is probable that all amounts due under contractual terms will not be collected. Impaired loans are reported at the lower of unpaid principal or fair value of the underlying collateral.

         Real estate held for investment is carried at cost, less accumulated depreciation and provisions for impairment and write-downs, if applicable. Real estate held for sale is carried at the lower of cost or market value where changes in estimates of market value are recognized as realized gains or losses in the consolidated statements of income.

         Policy loans are reported at aggregate unpaid balances, which approximates fair value.

         Short-term investments, which include investments with maturities of less than one year and greater than ninety days at the date of acquisition, are reported at amortized cost which approximates fair value.

   C)    DERIVATIVES

         The Company adopted the Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended by Statement of Financial Accounting Standards No. 138, on January 1, 2001. As a result, all derivative instruments are reported on the Consolidated Balance Sheet at their fair value, with changes in fair value recorded in income or equity, depending on the nature of the derivative instrument. Changes in the fair value of derivatives not designated as hedges are recognized in current period earnings. There was no cumulative transition adjustment at the time of adoption.

         For fair value hedges, the Company is hedging changes in the fair value of assets, liabilities or firm commitments with changes in fair values of the derivative instruments. Changes in the fair value of derivatives are recorded in income, and changes in the fair value of hedged items are recorded in income to the extent the hedge is effective. For cash flow hedges, the Company is hedging the variability of cash flows related to forecasted transactions. The effective portion of changes in the fair value of cash flow hedges is initially recorded in other comprehensive income and is subsequently reflected into income in the same period or periods during which the hedged transaction affects earnings. The Company estimates that deferred net gains of $3 after tax, included in other comprehensive income as at December 31, 2003, will be reclassified into earnings within the next twelve months. Cash flow hedges include hedges of certain forecasted transactions of varying periods up to a maximum of 40 years.

   D)    CASH EQUIVALENTS

         The Company considers all highly liquid debt instruments purchased with an original maturity date of three months or less to be cash equivalents. Cash equivalents are stated at cost plus accrued interest, which approximates fair value.

   E)    DEFERRED ACQUISITION COSTS ("DAC")

         Commissions and other expenses, which vary with and are primarily related to the production of new business, are deferred to the extent recoverable from future gross profits and included as an asset. The portion of DAC associated with variable annuity and variable life insurance contracts, universal life insurance contracts, investment contracts, and participating life insurance contracts is charged to expense in relation to the estimated gross profits of those contracts. This amortization is adjusted retrospectively when current gross profits or estimates of future gross profits are revised. DAC associated with all other insurance and reinsurance contracts is amortized over the premium-paying period of the related policies. Assuming the unrealized gains or losses on securities had been realized at year-end, DAC is adjusted for the impact on current and estimated future gross profits. The impact of any such adjustments is included in net unrealized gains (losses) in accumulated other comprehensive income. DAC is reviewed annually to determine recoverability from future gross profits and any unrecoverable portion is immediately expensed.

   F)    POLICYHOLDER LIABILITIES AND ACCRUALS

         Policyholder liabilities for traditional non-participating life insurance policies, reinsurance policies, and for accident and health policies are computed using the net level premium method. The calculations are based upon estimates as to future mortality, morbidity, persistency, maintenance expenses, and interest rate yields that were applicable in the year of issue. The assumptions include a provision for the risk of adverse deviation.

         For payout annuities in loss recognition, policyholder liabilities are computed using estimates of expected mortality, expenses, and investment yields as determined at the time these contracts first moved into loss recognition. Payout annuity reserves are adjusted for the impact of net realized gains associated with the underlying assets.

         For variable annuity and variable life contracts, universal life insurance contracts, and investment contracts with no substantial mortality or morbidity risk, policyholder liabilities equal the policyholder account values. Account values are increased for deposits received and interest credited and are reduced by withdrawals, mortality charges, and administrative expenses charged to the policyholders.

         For traditional participating life insurance policies, policyholder liabilities are computed using the net level premium reserve for death and endowment policy benefits. Mortality and interest assumptions are the same as the non-forfeiture benefit assumptions at the time the policy was issued. Interest rate assumptions used in the calculation of the liabilities for traditional participating life insurance policies range from 2.5% to 7.8%. As at December 31, 2003, participating insurance expressed as a percentage of gross actuarial reserves and account value is 47%.

         For those participating policies in force as of September 23, 1999 and as a result of the demutualization of The Manufacturers Life Insurance Company ("MLI"), an indirect parent, separate sub-accounts were established within the participating accounts of the Company. These sub-accounts permit this participating business to be operated as a separate "closed block" of business. As at December 31, 2003, $9,315 (2002 - $8,846) of policyholder liabilities and accruals related to the participating policyholders' account is included in the closed block.

         ManUSA's Board of Directors approves the amount of policyholder dividends to be paid annually. The aggregate amount of policyholder dividends is calculated based on actual interest, mortality, morbidity and expense experience for the year, and on management's judgment as to the appropriate level of equity to be retained by the Company. The carrying value of this liability approximates the earned amount and fair value as at December 31, 2003.

   G)    SEPARATE ACCOUNTS

         Separate account assets and liabilities represent funds that are separately administered, principally for investment contracts related to group pension business as well as for variable annuity and variable life contracts, and for which the contract holder, rather than the Company, bears the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company. Separate account assets are recorded at market value. Operations of the separate accounts are not included in the accompanying consolidated financial statements. However, fees charged on separate account policyholder funds are included in revenue of the Company.

   H)    REVENUE RECOGNITION

         Premiums on long-duration life insurance and reinsurance contracts are recognized as revenue when due. Premiums on short-duration contracts are earned over the related contract period. Net premiums on limited-payment contracts are recognized as revenue and the difference between the gross premium received and the net premium is deferred and recognized in income based on either a constant relationship to insurance in force or the present value of annuity benefits, depending on the product type.

         Fee income from annuity contracts, pension contracts, and insurance contracts consists of charges for mortality, expense, surrender and administration that have been assessed against the policyholder account balances. To the extent such charges compensate the Company for future services, they are deferred and recognized in income over the period earned using the same assumptions as those associated with the amortization of DAC.

         Interest on fixed-maturity securities and performing mortgage loans is recorded as income when earned and is adjusted for any amortization of premiums or discounts. Interest on restructured mortgage loans is recorded as income based on the rate to be paid; interest on delinquent mortgage loans is recorded as income on a cash basis. Dividends are recorded as income on the ex-dividend date.

   I)    POLICYHOLDER BENEFITS AND CLAIMS

         Benefits for variable annuity and variable life contracts, for universal life insurance contracts, and for investment pension contracts include interest credited to policyholder account values and benefit claims incurred during the period in excess of policyholder account values.

   J)    REINSURANCE

         The Company routinely utilizes reinsurance transactions to minimize exposure to large risks. Life reinsurance is accomplished through various plans including yearly renewable term, co-insurance, and modified co-insurance. Reinsurance premiums, policy charges for cost of insurance, and claims are accounted for on a basis consistent with that used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, fees, and claims are reported net of reinsured amounts.

         The amount recoverable from reinsurers and pertaining to policyholder liabilities is presented as a separate asset on the consolidated balance sheets. For those claims paid and covered by a reinsurance treaty, a reinsurance receivable has been included as part of other assets.

   K)    STOCK-BASED COMPENSATION

         Certain of ManUSA's employees are provided compensation in the form of stock options, deferred share units and restricted share units in MFC, the indirect parent of the Company. Effective January 1, 2003, MFC prospectively changed its accounting policy for employee stock options from the intrinsic value method to the fair value method for awards granted on or after January 1, 2002. As a result, the fair value of the stock options granted by MFC to the Company's employees is recorded by the Company over the vesting periods. The fair value of the deferred share units granted by MFC to ManUSA employees is recognized in the accounts of ManUSA over the vesting periods of the units. The intrinsic fair value of the restricted share units granted by MFC to ManUSA employees is recognized in the accounts of ManUSA over the vesting periods of the units. The stock-based compensation is a legal obligation of MFC, but in accordance with US generally accepted accounting principles, is recorded in the accounts of ManUSA.

   L)    INCOME TAXES

         Income taxes have been provided for in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes". Under this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities, and are measured using the enacted tax rates and laws that likely will be in effect when the differences are expected to reverse. The measurement of deferred tax assets is reduced by a valuation allowance if, based upon the available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

         ManUSA joins its indirect parent, Manulife Holdings (Delaware) LLC., and its subsidiaries, with the exception of The Manufacturers Life Insurance Company of New York ("MNY"), in filing a U.S. consolidated income tax return. MNY files a separate federal income tax return. Prior to the reorganization, MNY filed as a member of the consolidated tax return with its direct parent, MNA [note 1].

         In accordance with the income tax-sharing agreements in effect for the applicable tax years, the Company's income tax provision (or benefit) is computed as if ManUSA and the companies filed separate income tax returns. The tax charge to each of the respective companies will not be more than that which each company would have paid on a separate return basis. Settlements of taxes are made through an increase or reduction to other liabilities. Such settlements occur on a periodic basis in accordance with the tax sharing agreement. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

   M)    FOREIGN EXCHANGE TRANSLATION

         The balance sheet of the Company's foreign operations and the Company's non-U.S. dollar investments are translated into U.S. dollars using exchange rates in effect at the balance sheet date. The statement of income of the Company's foreign operations are translated into U.S. dollars using average exchange rates prevailing during the respective periods. Translation adjustments are included in accumulated other comprehensive income.

   N)    COMPARATIVE FIGURES

         Certain of the prior year's figures have been reclassified to conform to the current year's presentation.

   O)    USE OF ESTIMATES

         The accompanying consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP") which requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from these estimates.

         During 2003, the Company made adjustments to the amortized costs of its fixed-maturity and equity securities, recognizing $53 in other than temporary impairments in the investment portfolio, net of the related DAC and unearned revenue liability unlocking. In 2002, there were more significant adjustments made to the amortized costs of its fixed-maturity and equity securities by recognizing $177 in other than temporary impairments in the investment portfolio, net of the related DAC and unearned revenue liability unlocking. Also in 2002, three items led to a combined net positive income effect from DAC and unearned revenue liability unlocking of $139. The latter changes included positive impacts from an extension of the DAC amortization period on its participating line of business, and improved mortality assumptions on its participating and universal life businesses, and a negative impact from equity market performance below historical assumptions on its variable annuity business.

3.       INVESTMENTS AND INVESTMENT INCOME

   A)    FIXED-MATURITY AND EQUITY SECURITIES

         At December 31, 2003, all fixed-maturity and equity securities have been classified as available-for-sale and reported at fair value. The amortized cost and fair value is summarized as follows:

                                                                                      GROSS
                                                                 GROSS              UNREALIZED
                                     AMORTIZED COST         UNREALIZED GAINS          LOSSES              FAIR VALUE
     AS AT DECEMBER 31             2003         2002       2003        2002       2003       2002       2003        2002
     -----------------             ----         ----       ----        ----       ----       ----       ----        ----
 FIXED-MATURITY SECURITIES:

 U.S. government                  $ 2,536      $ 2,562     $  64      $   (18)   $  197     $    -     $ 2,582     $2,759
 Foreign governments                1,108        1,458       202          314        (3)         -       1,307      1,772
 Corporate                          5,933        6,326       589          639       (23)      (143)      6,499      6,822
 Asset - backed                       250          470        18           47        (3)        (1)        265         516
                                  -------      -------     -----      -------    ------    -------     -------     -------

 TOTAL FIXED-MATURITY              $9,827      $10,816     $ 873      $ 1,197    $  (47)    $ (144)    $10,653     $11,869
 SECURITIES
                                  -------      -------     -----      -------    ------    -------     -------     -------

 EQUITY SECURITIES                   $401      $   714     $  83      $    38    $   (9)    $  (73)    $   475     $   679
                                  -------      -------     -----      -------    ------    -------     -------     -------

         Proceeds from sales of fixed-maturity securities during 2003 were $10,986 (2002 - $8,481 and 2001 - $10,710). Gross gains and losses of
         $251 and $122 respectively, were realized on those sales (2002 - $218 and $154 respectively, 2001 - $230 and $100 respectively). In addition during 2003, other-than-temporary impairments of $10 (2002 - $109, 2001
         - $73) were recognized in income.

         Proceeds from the sale of equity securities during 2003 were $ 530 (2002 - $34 and 2001 - $412). Gross gains and losses of $181 and $147 respectively, were realized on those sales (2002 - $48 and $84 respectively, 2001 - $20 and $31 respectively). In addition during 2003, other-than-temporary impairments of $51 (2002 - $135, 2001 - $48) were recognized in income.

         The cost amounts for both fixed-maturity securities and equity securities are net of the other-than-temporary impairment charges.

         At December 31, 2003, there are 323 fixed-income securities that have a gross unrealized loss of $47 of which the single largest unrealized loss is $7. The Company anticipates that these fixed income securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these fixed-income securities until they recover or mature.

         At December 31, 2003, there are 78 equity securities that have a gross unrealized loss of $9, of which the single largest unrealized loss is $2. The Company anticipates that these equity securities will recover in value.

         The contractual maturities of fixed-maturity securities at December 31, 2003 are shown below.

                AS AT DECEMBER 31, 2003                       AMORTIZED COST             FAIR VALUE
                -----------------------                       --------------             ----------
Fixed-maturity securities, excluding mortgage-backed
securities:

     One year or less                                             $   312                  $    317
     Greater than 1; up to 5 years                                  1,473                     1,565
     Greater than 5; up to 10 years                                 2,802                     3,033
     Due after 10 years                                             4,990                     5,473
Asset - backed securities                                             250                       265
                                                                  -------                  --------
TOTAL FIXED-MATURITY SECURITIES                                   $ 9,827                  $ 10,653
                                                                  -------                  --------

         Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Corporate requirements and investment strategies may result in the sale of investments before maturity.

   B)    MORTGAGE LOANS

         Mortgage loans are reported at amortized cost, net of a provision for losses. The impaired mortgage loans and the related allowances for mortgage loan losses were as follows:

 AS AT DECEMBER 31                                                        2003                  2002
 -----------------                                                        ----                  ----
IMPAIRED LOANS                                                           $   90                $   80
                                                                         ------                ------

Allowance, January 1                                                     $   36                $   50

Deductions                                                                   (5)                  (14)
                                                                         ------                ------

ALLOWANCE, DECEMBER 31                                                   $   31                $   36
                                                                         ------                ------

         All impaired loans have been provided for and no interest is accrued on impaired loans.

   C)    INVESTMENT INCOME

         Income by type of investment was as follows:

FOR THE YEARS ENDED DECEMBER 31                               2003             2002             2001
-------------------------------                               ----             ----             ----
Fixed-maturity securities                                    $  737           $  729           $  751

Equity securities                                                12               11               11

Mortgage loans                                                  149              139              128

Investment real estate                                           86               88               91

Other investments                                               228              228              239
                                                             ------           ------           ------

Gross investment income                                       1,212            1,195            1,220

Investment expenses                                             (38)             (38)             (36)
                                                             ------           ------           ------

NET INVESTMENT INCOME                                        $1,174           $1,157           $1,184
                                                             ------           ------           ------

   D)    SIGNIFICANT EQUITY INTERESTS

         ManUSA holds a 27.7% indirect interest in Flex Leasing I, LLC ("Flex I") which is accounted for using the equity method whereby ManUSA recognizes its proportionate share of the investee's net income or loss. In 2003, ManUSA sold its 19.6% direct interest in Flex II, LLC, which also had been accounted for using the equity method, for a realized gain of $1.

         As at December 31, 2003, the total assets for Flex I were $296 (2002 - $306 for Flex I and $87 for Flex II 2001 - $396 for both Flex I and Flex II), with total liabilities amounting to $237 (2002 - $248 for Flex I and $77 for Flex II 2001 - $295 for both Flex I and Flex II)). For the year ended December 31, 2003, total net loss amounted to $5 (2002 - $3 for Flex I and $4 for Flex II 2001 $4 for both Flex I and Flex II).

   E)    SECURITIES LENDING

         The Company engages in securities lending to generate additional income. Certain securities from its portfolio are loaned to other institutions for certain periods of time. Collateral, which exceeds the market value of the loaned securities, is lodged by the borrower with the Company and retained by the Company until the underlying security has been returned to the Company. The collateral is reported in cash and other liabilities. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value fluctuates. As at December 31, 2003, the Company has loaned securities (which are included in invested assets) with a carrying value and market value of approximately $667 and $642 respectively (2002 - $1,316 and $1,407 respectively).

4.       COMPREHENSIVE INCOME

   A)    TOTAL COMPREHENSIVE INCOME WAS AS FOLLOWS:

              FOR THE YEARS ENDED DECEMBER 31                 2003             2002             2001
              -------------------------------                 ----             ----             ----
NET INCOME                                                   $  191           $  155           $  145
                                                             ------           ------           ------

OTHER COMPREHENSIVE  INCOME, NET OF DAC, DEFERRED INCOME
TAXES   AND   OTHER   AMOUNTS    REQUIRED   TO   SATISFY
POLICYHOLDER LIABILITIES:
  Unrealized  holding gains (losses)  arising during the
      year                                                      209              269             (118)

  Minimum pension liability                                      24              (25)              (3)
  Foreign currency translation                                  131               44              (13)
  Less:
  Reclassification  adjustment  for realized  gains and
       losses included in net income                             82              (70)              16
                                                             ------           ------           ------

Other comprehensive income                                      282              358             (150)
                                                             ------           ------           ------

COMPREHENSIVE INCOME                                         $  473           $  513           $   (5)
                                                             ------           ------           ------

         Other comprehensive income is reported net of tax expense (benefit) of $81, $169, and ($74) for 2003, 2002 and 2001, respectively.

   B)    ACCUMULATED OTHER COMPREHENSIVE INCOME IS COMPRISED OF THE FOLLOWING:

           AS AT DECEMBER 31                       2003           2002
           -----------------                       ----           ----
UNREALIZED GAINS :

     Beginning balance                            $ 512          $ 173
     Current period change                          128            339
                                                  -----          -----

     Ending balance                               $ 640          $ 512
                                                  -----          -----
MINIMUM PENSION LIABILITY:

     Beginning balance                            $ (28)         $  (3)
     Current period change                           25            (25)
                                                  -----          -----

     Ending balance                               $  (3)         $ (28)
                                                  -----          -----
FOREIGN CURRENCY:

     Beginning balance                            $  27          $ (17)
     Current period change                          129             44
                                                  -----          -----

     Ending balance                               $ 156          $  27
                                                  -----          -----

ACCUMULATED OTHER COMPREHENSIVE INCOME            $ 793          $ 511
                                                  =====          =====

   C)    UNREALIZED GAINS ON SECURITIES AVAILABLE-FOR-SALE

         Net unrealized gains on fixed-maturity and equity securities included in other comprehensive income were as follows:

                     AS AT DECEMBER 31                                2003             2002
                     -----------------                               -------          -------
Gross unrealized gains                                               $ 1,385          $ 1,234

Gross unrealized losses                                                  (56)            (217)

DAC and other amounts required to satisfy policyholder                  (345)            (237)
      liabilities

Deferred income taxes                                                   (344)            (268)
                                                                     -------          -------

NET UNREALIZED GAINS ON SECURITIES AVAILABLE-FOR-SALE                $   640          $   512
                                                                     -------          -------


5.       DEFERRED ACQUISITION COSTS

         The components of the change in DAC were as follows:

     FOR THE YEARS ENDED DECEMBER 31                                       2003                  2002
     -------------------------------                                     -------               --------
Balance, January 1                                                       $ 2,731               $  2,375
Capitalization                                                               651                    568
Amortization                                                                (227)                   (92)
Effect of net unrealized gains on securities
       available-for-sale                                                     (1)                  (118)
                                                                         -------               --------
BALANCE, DECEMBER 31                                                     $ 3,154               $  2,731
                                                                         -------               --------

6.       INCOME TAXES

         The components of income tax expense were as follows:

FOR THE YEARS ENDED DECEMBER 31                                        2003                   2002       2001
-------------------------------                                       ------                 ------    -------
Current (benefit) expense                                             $  (66)                $ (52)     $ (62)

Deferred expense                                                         143                    83         96
                                                                      ------                 -----      -----

TOTAL EXPENSE                                                         $   77                 $  31      $  34
                                                                      ======                 =====      =====

         Income before federal income taxes differs from taxable income principally due to permanent differences, including tax-exempt investment income and dividends received tax deductions, and timing differences which include differences in the treatment of policy acquisition costs, and differences in reserves for policy and contract liabilities for tax and financial reporting purposes.

         Deferred income tax assets (liabilities), result from tax affecting the differences between financial statement values and tax values of assets and liabilities at each balance sheet date. The Company's deferred income tax assets (liabilities) are as follows:

FOR THE YEARS ENDED DECEMBER 31                                  2003           2002
-------------------------------                                -------        -------
DEFERRED TAX ASSETS:

     Differences in computing policy reserves                  $   598        $   576

     Investments                                                     1              5

     Policyholder dividends payable                                 11             13

     Net operating loss                                            178            214

     Other deferred tax assets                                      34             60
                                                               -------        -------

Deferred tax assets                                            $   822        $   868
                                                               -------        -------

DEFERRED TAX LIABILITIES:

     Deferred acquisition costs                                $   672        $   548

     Unrealized gains on securities available-for-sale             472            349

     Premiums receivable                                            25             27

     Investments                                                    58             90

     Other deferred tax liabilities                                 21             50
                                                               -------        -------

Deferred tax liabilities                                       $ 1,248        $ 1,064
                                                               -------        -------

NET DEFERRED TAX (LIABILITIES) ASSETS                          $  (426)       $  (196)
                                                               -------        -------

         At December 31, 2003, the Company has operating loss carry forwards of $508 that will begin to expire in 2015, and $3.4 of tax credits with no expiry limitation. At December 31, 2002 and December 31, 2001, the company had operating loss carryforwards of $612 and $266 respectively and $1.4 (in both years) of tax credits.

7.       NOTES PAYABLE TO PARENT

         On December 29, 1997, the Company issued two surplus debentures for $240 bearing interest at 7.93% per annum to MIC.

         On April 1, 1998, the Company issued two additional surplus debentures for $150 bearing interest at 8.10% per annum to MIC. During 2002, a partial principal repayment of $20 on one of the debentures was made.

         On December 31, 2003, with the approval of the Michigan Division of Insurance by letter dated December 23, 2003, the Company repaid the total remaining principal of $370 to MIC plus accrued interest of $12. Total interest paid was $31, $32, and $31 for 2003, 2002, and 2001, respectively.

8.       CAPITAL AND SURPLUS

         Capital Stock is comprised of the following:

                                                                            2003                   2002
                                                                            ----                   ----
AUTHORIZED:
     50,000,000 Preferred shares, Par value $1.00                            -                       -
     50,000,000 Common shares, Par value $1.00
ISSUED AND OUTSTANDING:
     100,000 Preferred shares
     4,728,934 Common shares                                                 5                       5
                                                                          ------                  ----

         As part of the reorganization that was effected January 1, 2002, all of ManUSA's outstanding preferred shares and common shares that were held by MRC were redeemed and then reissued to MIC at the same stated value [note 1].

         ManUSA and its life insurance subsidiaries are subject to statutory limitations on the payment of dividends. Dividend payments in excess of prescribed limits cannot be paid without the prior approval of U.S. insurance regulatory authorities.

         Net income (loss) and net capital and surplus, as determined in accordance with statutory accounting principles for ManUSA, MRC and their life insurance subsidiaries were as follows:

                                                                              US STATUTORY BASIS
                                                                     --------------------------------------
                                                                       2003           2002        2001
FOR THE YEARS ENDED DECEMBER 31                                      (NOTE 1)       (NOTE 1)  (NOT RESTATED)
--------------------------------                                     --------------------------------------
THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.):
   Net income (loss)                                                 $   289        $  (396)      $    55
   Net capital and surplus                                               954          1,078         1,280
THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA:
   Net loss                                                          $     -        $     -       $  (117)
   Net capital and surplus                                                 -              -           212
THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA:
   Net loss                                                          $     -        $     -       $   (20)
   Net capital and surplus                                                 -              -           100
MANULIFE REINSURANCE CORPORATION (U.S.A.):
   Net income                                                        $     -        $     -       $   171
   Net capital and surplus                                                 -              -         1,359
THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK:
   Net income (loss)                                                 $     2        $   (26)      $   (26)
   Net capital and surplus                                                52             52            34

         As a result of the demutualization of MLI there are regulatory restrictions on the amounts of profit that can be transferred to shareholders. These restrictions generally take the form of a fixed percentage of the policyholder dividends. The transfers are governed by the terms of MLI's Plan of Demutualization.

9.       PENSION AND OTHER POST-EMPLOYMENT BENEFITS

   A)    EMPLOYEE RETIREMENT PLANS

         The Company sponsors a non-contributory pension plan entitled "The Manulife Financial U.S. Cash Balance Plan" (the "Plan"). Effective January 1, 2002, Manulife Wood Logan Inc. employees commenced earning a benefit under the Plan. Effective July 1, 2002, the Wood Logan Associates, Inc. Pension Plan, which was frozen as of December 31, 2001, was merged into the Plan.

9.       PENSION AND OTHER POST-EMPLOYMENT BENEFITS (CONTINUED)

         Pension benefits are provided to participants of the Plan after 3 years of vesting service with the Company and are a function of the length of service together with final average earnings. The normal form of payment under the Plan is a life annuity, payable at the normal retirement age of 65, and is actuarially equivalent to the cash balance account. Various optional forms of payment are available including a lump sum. Early retirement benefits are actuarially equivalent to the cash balance account, but are subsidized for participants who were age 45 with 5 or more years vesting service with the Company as at July 1, 1998 and who terminate employment after attaining age 50 and have completed 10 years of service.

         Cash balance accounts under the Plan are credited annually with contribution credits and semi-annually with interest credits. Future contribution credits will vary based on service. Interest credits are a function of the 1-year U.S. Treasury Constant Maturity Bond rate plus 0.25%, but no less than 5.25% per annum.

         Actuarial valuation of accumulated plan benefits are based on projected salaries, an assumed discount rate, and best estimates of investment yields on plan assets, mortality of participants,employee termination, and ages at retirement. Pension costs that relate to current service are funded as they accrue and are charged to earnings of the Company in the current period. Vested benefits are fully funded. Experience gains and losses are amortized to income of the Company over the estimated average remaining service lives of the plan participants. No contributions were made during the current or prior year because the Plan was subject to the full funding limitation under the Internal Revenue Code.

         At December 31, 2003, the projected benefit obligation to the participants of the Plan was $76 (2002 - $66), which was based on an assumed interest rate of 6.0% (2002 - 6.75%). The fair value of the Plan assets totaled $71 (2002 - $60).

         The Company also sponsors an unfunded supplemental cash balance plan entitled "The Manulife Financial U.S. Supplemental Cash Balance Plan" (the "Supplemental Plan"). This non-qualified plan provides defined pension benefits in excess of limits imposed by law. Compensation is not limited and benefits are not restricted by the Internal Revenue Code.

         Benefits under the Supplemental Plan are provided to participants who terminate after 3 years of service. The default form of payment under this plan is a lump sum, although participants may elect to receive payment in the form of an annuity provided that such an election is made within the time period prescribed in the Supplemental Plan. If an annuity form of payment is elected, the amount payable is equal to the actuarial equivalent of the participant's balance under the Supplemental Plan, using the factors and assumptions for determining immediate annuity amounts applicable to the participant under the Plan.

         Cash balance contribution credits for the Supplemental Plan vary with service, and interest credits are equal to the 1-year U.S. Treasury Constant Maturity Bond rate plus 0.25%, but no less than 5.25% per annum. The annual contribution credits are made in respect of the participant's compensation that is in excess of the limit set by the Internal Revenue Code. Together, these contributions serve to restore to the participant the benefit that he / she would have been entitled to under the Plan's benefit formula except for the pay and benefit limitations in the Internal Revenue Code.

9.       PENSION AND OTHER POST-EMPLOYMENT BENEFITS (CONTINUED)

         At December 31, 2003, the projected benefit obligation to the participants of the Supplemental Plan was $26 (2002 - $25), which was based on an assumed interest rate of 6.0% (2002 - 6.75%).

   B)    401(K) PLAN

         The Company sponsors a defined contribution 401(k) savings plan, which is subject to the provisions of the Employee Retirement Income Security Act of 1974. The Company contributed $2 in 2003 (2002 - $3).

   C)    POST-RETIREMENT BENEFIT PLAN

         In addition to the retirement plans, the Company sponsors a post-retirement benefit plan that provides retiree medical and life insurance benefits to those who have attained age 50 and have 10 or more years of service with the Company. This plan provides primary medical coverage for retirees and spouses under age 65. When the retirees or the covered spouses reach age 65, Medicare provides primary coverage and this plan provides secondary coverage. This plan is contributory with the amount of contribution based on the service of the employees as at the time of retirement. It also provides the employee with a life insurance benefit of 100% of the salary just prior to retirement up to a maximum of $150,000. This life insurance benefit is reduced to 65% on the first of January following retirement, and is further reduced to 30% at age 70.

         The Company accounts for its retiree benefit plan using the accrual method. At December 31, 2003, the benefit obligation of the postretirement benefit plan was $29 (2002 - $23), which was based on an assumed interest rate of 6.0% (2002 - 6.75%). This plan is unfunded. Post-retirement benefit plan expenses for 2003 were $2 (2002 - $2).

9.       PENSION AND OTHER POST-EMPLOYMENT BENEFITS (CONTINUED)

   D) FINANCIAL INFORMATION REGARDING THE EMPLOYEE RETIREMENT PLANS AND THE POST-RETIREMENT BENEFIT PLAN

         Information applicable to the Employee Retirement Plans and the Post-retirement Benefit Plan as estimated by a consulting actuary for the December 31 year-ends is as follows:

                                                           EMPLOYEE                  POSTRETIREMENT
                                                          RETIREMENT                     BENEFIT
                                                            PLANS                          PLAN
                                                     --------------------------- ----------------------
                 AS AT DECEMBER 31                   2003            2002          2003           2002
                 -----------------                   ----            ----          ----           ----
CHANGE IN BENEFIT OBLIGATION

Benefit obligation at beginning of year              $ (90)         $ (81)         $ (23)         $ (21)
Service cost                                            (5)            (4)            (1)            (1)
Interest cost                                           (6)            (6)            (2)            (1)
Actuarial loss                                          (8)            (6)            (4)            (1)
Benefits paid                                            7              7              1              1
                                                     -----          -----          -----          -----

Benefit obligation at end of year                    $(102)         $ (90)         $ (29)         $ (23)
                                                     -----          -----          -----          -----
CHANGE IN PLAN ASSETS

Fair value of plan assets at beginning of year       $  60          $  74          $   -          $   -

Actual return on plan assets                            16            (10)             -              -
Employer contribution                                    2              3              1              1
Benefits paid                                           (7)            (7)            (1)            (1)
                                                     -----          -----          -----          -----

Fair value of plan assets at end of year             $  71          $  60          $   -          $   -
                                                     -----          -----          -----          -----
Funded status                                        $ (31)         $ (30)         $ (29)         $ (23)
Unrecognized transition asset                           (1)            (3)             -              -
Unrecognized actuarial loss (gain)                      50             52             (6)           (11)
Unrecognized prior service cost                          3              3              -              -
                                                     -----          -----          -----          -----

Net amount recognized                                $  21          $  22          $ (35)         $ (34)
                                                     -----          -----          -----          -----
Amounts recognized in consolidated balance
   sheets consist of:

   Prepaid benefit cost                              $  39          $   -          $   -          $   -
   Accrued benefit liability                           (24)           (24)           (35)           (34)
   Intangible asset                                      1              3              -              -
   Accumulated other comprehensive income                5             43              -              -
                                                     -----          -----          -----          -----

Net amount recognized                                $  21          $  22          $ (35)         $ (34)
                                                     -----          -----          -----          -----

                                                            EMPLOYEE            POST-RETIREMENT
                                                           RETIREMENT                BENEFIT
                                                             PLANS                     PLAN
                                                   --------------------------- --------------------
      AS AT DECEMBER 31                               2003           2002        2003          2002
      -----------------                               ----           ----        ----          ----
WEIGHTED AVERAGE ASSUMPTIONS

Discount rate                                         6.00%         6.75%        6.00%        6.75%
Expected return on plan assets                        8.25%         8.50%         N/A          N/A
Rate of compensation increase                         5.00%         5.00%        5.00%        5.00%
Cost-of-living increase                               3.00%         3.00%         N/A          N/A

         On December 31, 2003, the accrued postretirement benefit plan obligation was $29. The postretirement benefit obligation for eligible active employees was $5. The amount of the postretirement benefit obligation for ineligible active employees was $8. For measurement purposes as at December 31, 2003, an 11.00% annual rate of increase in the per capita cost of covered health care benefits were assumed for 2003 for both pre-65 and post-65 coverages. This rate was assumed to decrease gradually to 5.0% in 2016 and will remain at that level thereafter.

9.       PENSION AND OTHER POST-EMPLOYMENT BENEFITS (CONTINUED)

   D) FINANCIAL INFORMATION REGARDING THE EMPLOYEE RETIREMENT PLANS AND THE POST-RETIREMENT BENEFIT PLAN (CONTINUED)

                                                               EMPLOYEE                POST-RETIREMENT
                                                              RETIREMENT                   BENEFIT
                                                                 PLANS                      PLAN
                                                          ---------------------- ------------------------
             AS AT DECEMBER 31                            2003           2002         2003         2002
             -----------------                            ----           ----         ----         ----
COMPONENTS OF NET PERIODIC  BENEFIT COST FOR PLAN
   SPONSOR
Service cost                                              $  5           $   4       $    1       $     1
Interest cost                                                6               6            2             1
Expected return on plan assets                              (7)             (7)           -             -
Amortization of net transition obligation                   (3)             (2)           -             -
Recognized actuarial loss (gain)                             2               -           (1)           (1)
                                                          ----           -----       ------       -------

NET PERIODIC BENEFIT COST                                 $  3           $   1       $    2       $     1
                                                          ----           -----       ------       -------

         For the pension plans with accumulated benefit obligations in excess of plan assets, the projected benefit obligation, the accumulated benefit obligation, and the fair value of plan assets were $25, $24, and $nil respectively as at December 31, 2003 and $90, $84, and $61 respectively as of December 31, 2002.

         Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage-point change in assumed health care cost trend rates would have the following effects on 2003 reported expenses:


                                                        ONE-PERCENTAGE-POINT      ONE-PERCENTAGE-POINT
                                                              INCREASE                   DECREASE
                                                              --------                   --------
Effect  on  total  of  service  and   interest cost
components                                                    $    1                    $     -
Effect on post-retirement benefit obligation                  $    4                    $    (3)

10.      STOCK BASED COMPENSATION

         There are no stock based compensation plans involving stock of ManUSA. However, employees of ManUSA participate in the Executive Stock Option Plan of MFC (the "ESOP"). Under this plan, stock options are periodically granted to selected individuals. The stock options provide the holder with the right to purchase common shares at an exchange price equal to the closing market price of MFC's common shares on the Toronto Stock Exchange on the business day immediately preceding the date the options were granted. The options vest over a period not exceeding 4 years and expire not more than 10 years from the grant date. A total of 36,800,000 MFC common shares have been reserved for issuances under the ESOP.

         Details of outstanding options relating to the employees of ManUSA are as follows:

                                                           2003                                 2002
                                          -----------------------------------------------------------------------
                                                                    Weighted                         Weighted
                                          Number of options         average            Number of      average
                                               options           exercise price         options      exercise
For the years ended December 31              (thousands)             (Cdn.)           (thousands)   price (Cdn.)
-------------------------------              -----------             ------           -----------   ------------
Outstanding, January 1                           1,672              $  40.37             1,000          $ 38.36
Granted                                            270              $  36.38               764          $ 42.76
Exercised                                           (9)             $  37.75               (20)         $ 31.91
Forfeited / Cancelled                             (143)             $  41.27               (72)         $ 40.12
                                                 -----              --------             -----          -------
Outstanding, December 31                         1,790              $  38.54             1,672          $ 40.37
                                                 =====              ========             =====          =======
Exercisable, as at December 31                     832              $  38.43               626          $ 37.23
                                                 =====              ========             =====          =======

         The exercise price of stock options outstanding range from Cdn. $31.60 to Cdn. $46.95 and have a weighted average contractual remaining life of 7.5 years.

         The weighted average fair value of each option granted by MFC in 2003 has been estimated at Cdn. $10.75 (2002 - Cdn.$13.85 ) using the Black-Scholes option-pricing model. The pricing model uses the following weighted average assumptions: risk-free interest rate of 4.8% (2002 - 5.2%), dividend yield of 1.8% (2002 - 1.4%), expected volatility of 25% (2002 - 25%) and expected life of 7 years (2002 - 7 years).

         Effective January 1, 2003, MFC changed its accounting policy on a prospective basis for stock options granted to employees on or after January 1, 2002, from the intrinsic value method to the fair value method. As a result, the Company recorded in its accounts an additional compensation expense, of $1 during the year ended December 31, 2003.

         In 2000, MFC also granted deferred share units (the "DSUs") to certain employees in the ESOP. The DSUs vest over a 4-year period and each unit entitles the holder to receive one common share of MFC on retirement or termination of employment. The DSUs attract dividends in the form of additional DSUs at the same rate as dividends on the common shares of MFC. No DSUs were granted during 2003 and 2002. The number of DSUs outstanding was 170,209 as at December 31, 2003 (2002 - 154,608).
         ManUSA recorded compensation expense of $1 related to DSUs granted by MFC to its employees (2002 - $1, 2001 - $1).

         Effective January 1, 2001, MFC established the Global Share Ownership Plan (the "GSOP") in which ManUSA employees can participate. Under this plan, qualifying employees of ManUSA can choose to have up to 5% of their annual base earnings applied toward the purchase of common shares of MFC. Subject to certain conditions, MFC will match 50% of the employee's eligible contributions. The MFC contributions vest immediately. All contributions will be used by the plan's trustee to purchase common shares in the open market. Amounts matched by MFC in respect of ManUSA employees are charged and expensed to ManUSA via the service agreement between ManUSA and MFC.

         The Company also has deferred compensation incentive plans open to all branch managers and qualified agents.

         During the first quarter of 2003, MFC established a new Restricted Share Unit ("RSU") plan. RSUs represent phantom common shares of MFC that entitle a participant to receive payment equal to the market value of the same number of common shares at the time the RSUs vest. RSUs vest and are paid out in 34 months and the related compensation expense is recognized over the period. At December 31 there were 217,884 RSU's outstanding for eligible employees. The Company recorded a compensation expense related to RSUs of $1, for the year ended December 31, 2003.

11.      DERIVATIVE FINANCIAL INSTRUMENTS

         The Company uses a variety of derivative financial instruments as part of its efforts to manage exposures to foreign currency, interest rate, and other market risks arising from its on-balance sheet financial instruments and future commitments. These instruments include interest rate exchange agreements, cross currency swaps, and foreign currency forward contracts.

         The Company enters into interest rate exchange agreements to reduce and manage interest rate risk associated with individual assets and liabilities. These interest rate exchange agreements consist primarily of interest rate swap agreements and interest rate floors and are regarded as fair value hedges.

         The Company uses cross currency swaps to reduce both foreign exchange and interest rate risk associated with outstanding non-U.S. dollar denominated debt. These instruments are regarded as fair value hedges.

         These instruments are designated and effective as hedges, as there is a high correlation between changes in market value or cash flow of the derivative and the underlying hedged item at inception and over the life of the hedge.

         The Company uses foreign currency forward contracts to hedge some of the foreign exchange risk, as it generates revenue and holds assets in U.S. dollars, but incurs a significant portion of its maintenance and acquisition expenses in Canadian dollars. A foreign currency forward contract obliges the Company to deliver a specified amount of currency on a future date at a specified exchange rate. The value of the foreign exchange forward contracts at any given point fluctuates according to the underlying level of exchange rate and interest rate differentials. These instruments are regarded as cash flow hedges.

         The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform according to the terms of the contract. That exposure includes settlement risk (i.e. the risk that the counterparty defaults after the Company has delivered funds or securities under terms of the contract) and replacement cost risk (i.e. the cost to replace the contract at current market rates should the counterparty default prior to the settlement date). To limit exposure associated with counterparty nonperformance on interest rate exchange agreements, the Company enters into master netting agreements with its counterparties.

         Outstanding derivative instruments are as follows:

                                      NOTIONAL OR CONTRACT
                                             AMOUNTS             CARRYING VALUE            FAIR VALUE
                                             -------             --------------            ----------
AS AT DECEMBER 31                       2003        2002         2003        2002        2003       2002
-----------------                       ----        ----         ----        ----        ----       ----
Interest rate & currency swaps &
floors                                 $  830      $1,039       $ (34)       $(15)       $(34)      $(15)

Interest rate option written               12          22          (1)         (2)         (1)        (2)

Equity Contracts                            9           2           -           -           -          -

Currency forwards                         276       1,040          25           5          25          5
                                       ------      ------       -----        ----        ----       ----

TOTAL DERIVATIVES                      $1,127      $2,103       $ (10)       $(12)       $(10)      $(12)
                                       ------      ------       -----        ----        ----       ----

         Fair value of derivative financial instruments reflect the estimated amounts that the Company would receive or pay to terminate the contract at the balance sheet date, including the current unrealized gains (losses) on the instruments. Fair values of the agreements were based on estimates obtained from the individual counter parties.

12.      FAIR VALUE OF FINANCIAL INSTRUMENTS

         The carrying values and the estimated fair values of the Company's financial instruments at December 31, 2003 were as follows:

                                         CARRYING VALUE     FAIR VALUE
                                         --------------     ----------
ASSETS:
   Fixed-maturity and equity securities  $       11,128     $    11,128
   Mortgage loans                                 2,187           2,419
   Policy loans                                   2,532           2,532
       Short term investments                       564             564
LIABILITIES:
   Insurance investment contracts        $        2,365     $     2,333
   Derivative financial instruments                  10              10

         The following methods and assumptions were used to estimate the fair values of the above financial instruments:

         FIXED-MATURITY AND EQUITY SECURITIES: Fair values of fixed-maturity and equity securities were based on quoted market prices where available. Where no quoted market price was available, fair values were estimated using values obtained from independent pricing services or, in the case of fixed-maturity private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of the investments.

         MORTGAGE LOANS: Fair value of mortgage loans was estimated using discounted cash flows and took into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

         POLICY LOANS: Carrying values approximate fair values.

         INSURANCE INVESTMENT CONTRACTS: Fair value of insurance investment contracts, which do not subject the Company to significant mortality or morbidity risks, were estimated using cash flows discounted at market rates.

         DERIVATIVE FINANCIAL INSTRUMENTS: Fair values of derivative financial instruments were based on estimates obtained from the individual counterparties.

         SEPARATE ACCOUNT ASSETS AND LIABILITIES: The carrying values in the consolidated balance sheets for separate account assets and liabilities approximate their fair value. Fair value was determined by applying the above outlined methodology to the relevant assets underlying the respective separate accounts.

13.      RELATED PARTY TRANSACTIONS

         The Company has formal service agreements with MFC, which can be terminated by either party upon two months notice. Under the various agreements, the Company will pay direct operating expenses incurred by MFC on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting and certain other administrative services. Costs incurred under the agreements were $254 in 2003 ( 2002- $277 and 2001- $272 ).

         MFC also provides a claims paying guarantee to certain U.S. policyholders.

         On December 20, 2002, the Company entered into a reinsurance agreement with MRL, to reinsure a block of variable annuity business. The contract reinsures all risks, however, the primary risk reinsured is investment and lapse risk with only limited coverage of mortality risk. Accordingly, the contract was classified as financial reinsurance and given deposit-type accounting treatment. Under the terms of the agreement, the Company received a ceding commission of $123 in 2003 ( 2002 -$168), which is classified as unearned revenue and reported in other liabilities. The amount is being amortized to income as payments are made to MRL. The balance of this unearned revenue as of December 31, 2003 is $253.

         On September 23, 1997, the Company entered into a reinsurance agreement with MRL to reinsure a closed block of participating life insurance business. On December 31, 2003, the Company recaptured the reinsurance agreement. As there was limited transfer of mortality risk between the Company and MRL, the agreement was classified as financial reinsurance and given deposit-type accounting treatment. Title to the assets supporting this block of business was transferred to MRL under the terms of the 2003 agreement. Included in amounts due from affiliates is $nil (2002 - $487) representing the receivable from MRL for the transferred assets which are accounted for in a similar manner as invested assets available-for-sale. As a result of the early termination of the treaty, the company paid MRL a termination fee of $21, which is reported as a reduction of other revenue in 2003.

         On December 31, 2003, the Company entered into a reinsurance agreement with an affiliate, Manulife Reinsurers Bermuda Limited (MRBL), to reinsure 90% of the non-reinsured risk of the closed block of participating life insurance business. As approximately 90% of the mortality risk is covered under previously existing contracts with third party reinsurers and the resulting limited mortality risk inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. Title to the assets supporting this block of business was transferred to MRBL under the terms of the agreement. Included in amounts due from affiliates is $2,223 (2002 - $nil) representing the receivable from MRBL for the transferred assets, which are accounted for in a similar manner as invested assets available-for-sale.

         Pursuant to a promissory note dated December 19, 2000, issued pursuant to a Credit Agreement of the same date, the Company received a loan of $250 ($375 Canadian) from an affiliate, Manulife Hungary Holdings KFT ("MHHL"). The maturity date with respect to any borrowing is 365 days following the date of the advance of a loan, however the loan is normally renegotiated at each year end. Interest is calculated at a fluctuating rate equivalent to LIBOR plus 39 basis points (32 basis points in 2002) and is payable quarterly commencing March 28, 2001. On December 30, 2002, the Company repaid $177 ($279 Canadian) of the principal balance outstanding. The remaining principal outstanding is $74 ($96 Canadian) and $61 ($96 Canadian) on December 31, 2003 and 2002 respectively.

         On December 29 2001, ManUSA entered into a one-year agreement with MLI to swap $250 ($375 Canadian) at 3-month Banker's Acceptance note plus
         31.34 basis points for US $240 at 3-month LIBOR plus 32.5 basis points. There was no gain or loss reported on the maturity of the swap. On December 29, 2002, ManUSA entered into a one year agreement with MLI to swap Cdn$96 at 3-month Banker's Acceptance note plus 32 basis points for US$61 at a 3-month LIBOR plus 25 basis points. There was no gain or loss on the maturity of the swap. Effective December 28, 2003, the Company entered into a one year agreement to swap Cdn$96 at 3-month Banker's Acceptance note plus 39 basis points for US$71 at a 3-month LIBOR plus 25 basis points.

         A promissory note dated August 7, 2001, was issued by MNA to an affiliate MHHL, pursuant to a Credit Agreement of the same date, with respect to an initial loan of $3.8. The maturity date with respect to any borrowing is 365 days after the date of the advance of a loan. Interest on the loan is calculated at a fluctuating rate equal to LIBOR plus 25 basis points and is payable quarterly starting March 28, 2001. The rate was 3.06% at December 31, 2003.

         Pursuant to a promissory note dated May 7, 1999, ENNAL Inc., a wholly owned non-life subsidiary of the Company, loaned $83 ($125 Canadian) to MLI. Interest is calculated at a rate of 5.6% per annum and is payable annually on December 15. The principal balance was collected on December 15, 2003, resulting in a foreign exchange gain of $10 which was recorded as a realized investment gain.

         As at December 31, 2003, the Company had a total of 2 (2002 - 3) inter-company loans to MRL with a carrying value of $19 (2002 - $27). One of the loans, with a carrying value of $1, matured on December 31, 2003 and was fully paid on January 6, 2004. The other loan matures on May 11, 2006 and bears interest at LIBOR plus 60 basis points. The rate at December 31, 2003 was 1.76%.

         The Company has a liquidity pool in which affiliates can invest their excess cash. The resulting economies of scale allow the Company to earn a spread over the amount it pays its affiliates and the affiliates to earn improved returns on their excess cash. The maximum amount of each affiliate's participation is set by the Company's board.

         Each affiliate's participation in the liquidity pool is evidenced by a grid promissory note issued by the Company with the following terms:

         (1)      A term of approximately ten (10) years;

         (2) Interest payable on the funds is reset daily to the one-month US Dollar London Inter-Bank Bid ("LIBID");

         (3)      Accrued interest is capitalized on the last day of each month;

         (4) The Company can repay, and the lender can require the payment of, all or part of the lender's outstanding balance at any time upon two days prior written notice to the other;

         (5) The unpaid principal plus interest may be reduced to zero from time to time without affecting the validity of the note.

         None of the affiliates are permitted to use the liquidity pool to borrow for their short term cash needs.

         The following table identifies the affiliates and outlines the details of their participation in the Company's liquidity pool:

          AFFILIATE                 LIMIT       EXPIRATION DATE                2003               2002
          ---------                 -----       ---------------                ----               ----
MIC                                 $100           02/24/2012                  $ 34               $10
MRL                                 $ 75           12/31/2012                    71                47
MRBL                                $ 75           12/31/2013                    50                 -
MRBL Reinsurance Trust              $200           12/31/2013                    58                 -
TOTAL                                                                          $213               $57

         The amounts are included in due to affiliates.

14.      REINSURANCE

         In the normal course of business, the Company assumes and cedes reinsurance as a party to several reinsurance treaties with major unrelated insurance companies. The Company remains liable for amounts ceded in the event that reinsurers do not meet their obligations.

         Reinsurance premiums are included in premium revenue as follows:

FOR THE YEARS ENDED DECEMBER 31                                      2003           2002         2001
-------------------------------                                      ----           ----         ----
Direct premiums                                                     $1,011        $ 1,011       $  995

Reinsurance assumed                                                    309            323          369

Reinsurance ceded                                                     (365)          (332)        (320)
                                                                    ------        -------       ------

TOTAL PREMIUMS                                                      $  955        $ 1,002       $1,044
                                                                    ------        -------       ------

         Reinsurance recoveries on ceded reinsurance contracts were $309, $311, and $416 during 2003, 2002 and 2001, respectively.

15.       CONTINGENCIES AND COMMITMENTS

         The Company and its subsidiaries are subject to legal actions arising in the ordinary course of business. These legal actions are not expected to have a material adverse effect on the consolidated financial position of the Company.

         During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. The terms of the lease agreement provide for adjustments in future periods. The minimum aggregate rental commitments on the ground lease together with other rental office space commitments for the next five years are as follows: $12 for 2004, and $11 for 2005 and thereafter. There were no other material operating leases in existence at the end of 2003.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A (FORMERLY THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA SEPARATE ACCOUNT THREE)

Audited Financial Statements

Years ended December 31, 2003 and 2002 with Report of Independent Auditors

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                          Audited Financial Statements

                     Years ended December 31, 2003 and 2002

                                    CONTENTS

Report of Independent Auditors..........................................................................      1

Audited Financial Statements

Statement of Assets and Contract Owners' Equity.........................................................      3
Statements of Operations and Changes in Contract Owners' Equity.........................................      5
Notes to Financial Statements...........................................................................     32

                         Report of Independent Auditors

To the Contract Owners of
The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
         (formerly The Manufacturers Life Insurance Company of America Separate Account Three)

We have audited the accompanying statement of assets and contract owners' equity of The Manufacturers Life Insurance Company (U.S.A.) Separate Account A (comprising, respectively, the Aggressive Growth Trust, All Cap Core Trust, All Cap Growth Trust, All Cap Value Trust, American Blue Chip Income & Growth Trust, American Growth Trust, American Growth-Income Trust, American International Trust, Balanced Trust, Blue Chip Growth Trust, Capital Appreciation Trust, Core Value Trust, Diversified Bond Trust, Dynamic Growth Trust, Emerging Growth Trust, Emerging Small Company Trust, Equity-Income Trust, Equity Index Trust, Financial Services Trust, Fundamental Value Trust, Global Allocation Trust, Global Bond Trust, Global Equity Trust, Global Equity Select Trust, Growth & Income Trust, Health Sciences Trust, High Grade Bond Trust, High Yield Trust, Income & Value Trust, International Equity Select Trust, International Index Trust, International Small Cap Trust, International Stock Trust, International Value Trust, Internet Technologies Trust, Investment Quality Bond Trust, Large Cap Growth Trust, Large Cap Value Trust, Lifestyle Aggressive 1000 Trust, Lifestyle Balanced 640 Trust, Lifestyle Conservative 280 Trust, Lifestyle Growth 820 Trust, Lifestyle Moderate 460 Trust, Mid Cap Core Trust, Mid Cap Growth Trust, Mid Cap Index Trust, Mid Cap Opportunities Trust, Mid Cap Stock Trust, Mid Cap Value Trust, Money Market Trust, Natural Resources Trust, Overseas Trust, Pacific Rim Emerging Markets Trust, Quantitative All Cap Trust, Quantitative Equity Trust, Quantitative Mid Cap Trust, Real Estate Securities Trust, Real Return Bond Trust, Science & Technology Trust, Select Growth Trust, Small Cap Index Trust, Small Cap Opportunities Trust, Small Company Blend Trust, Small Company Value Trust, Small-Mid Cap Trust, Small-Mid Cap Growth Trust, Special Value Trust, Strategic Bond Trust, Strategic Growth Trust, Strategic Opportunities Trust, Strategic Value Trust, Telecommunications Trust, Total Return Trust, Total Stock Market Index Trust, U.S. Government Securities Trust, U.S. Large Cap Trust, Utilities Trust, Value Trust and 500 Index Trust Sub-Accounts) of The Manufacturers Life Insurance Company (U.S.A.) as of December 31, 2003, and the related statements of operations and changes in contract owners' equity for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodians and/or investment advisors. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the sub-accounts of The Manufacturers Life Insurance Company (U.S.A.) Separate Account A at December 31, 2003, and the results of their operations and the changes in their contract owners' equity for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

March 26, 2004

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                 Statement of Assets and Contract Owners' Equity

                                December 31, 2003

ASSETS
Investments at fair value:
    Sub-Accounts:
        Aggressive Growth Trust - 624,414 shares (cost $9,302,458)                 $ 8,292,221
        All Cap Core Trust - 1,044,531 shares (cost $16,080,930)                    14,330,968
        All Cap Growth Trust - 1,165,267 shares (cost $18,196,092)                  16,791,502
        All Cap Value Trust - 285,814 shares (cost $3,033,219)                       3,595,544
        American Blue Chip Income & Growth Trust - 69,639 shares (cost $989,004)     1,076,622
        American Growth Trust - 124,048 shares (cost $1,783,947)                     1,912,823
        American Growth-Income Trust - 75,075 shares (cost $1,094,928)               1,167,422
        American International Trust - 148,000 shares (cost $2,339,833)              2,468,646
        Balanced Trust - 1,996,065 shares (cost $33,157,911)                        25,250,219
        Blue Chip Growth Trust - 2,417,321 shares (cost $40,942,819)                37,420,129
        Capital Appreciation Trust - 170,644 shares (cost $1,214,230)                1,371,982
        Core Value Trust - 51,177 shares (cost $511,696)                               591,100
        Diversified Bond Trust - 1,426,396 shares (cost $15,100,509)                15,490,655
        Dynamic Growth Trust - 1,139,486 shares (cost $4,064,740)                    5,013,740
        Emerging Growth Trust - 15,575 shares (cost $244,029)                          245,303
        Emerging Small Company Trust - 2,282,769 shares (cost $60,242,535)          58,849,795
        Equity-Income Trust - 3,177,825 shares (cost $46,939,103)                   48,366,495
        Equity Index Trust - 4,109,622 shares (cost $64,585,870)                    55,890,853
        Financial Services Trust - 118,314 shares (cost $1,282,631)                  1,506,136
        Fundamental Value Trust - 592,848 shares (cost $6,428,182)                   7,535,099
        Global Allocation Trust - 93,359 shares (cost $877,250)                        905,583
        Global Bond Trust - 290,001 shares (cost $4,000,661)                         4,448,611
        Global Equity Trust - 837,226 shares (cost $9,418,093)                      10,976,035
        Global Equity Select Trust - 4,333 shares (cost $46,876)                        54,337
        Growth & Income Trust - 2,275,552 shares (cost $59,454,220)                 49,584,271
        Health Sciences Trust - 208,860 shares (cost $2,487,745)                     2,796,636
        High Grade Bond Trust - 33,571 shares (cost $463,243)                          467,645
        High Yield Trust - 1,380,818 shares (cost $12,531,305)                      13,739,135
        Income & Value Trust - 1,283,009 shares (cost $12,162,924)                  13,279,144
        International Equity Select Trust - 19,413 shares (cost $220,799)              263,829
        International Index Trust - 251,784 shares (cost $2,129,024)                 2,286,196
        International Small Cap Trust - 560,124 shares (cost $7,727,073)             8,166,604
        International Stock Trust - 2,221,572 shares (cost $18,909,027)             21,527,031
        International Value Trust - 844,255 shares (cost $9,643,034)                10,409,668
        Internet Technologies Trust                                                          -
        Investment Quality Bond Trust - 1,995,015 shares (cost $23,318,053)         25,097,289
        Large Cap Growth Trust - 1,891,234 shares (cost $20,047,501)                17,985,631
        Large Cap Value Trust - 100,551 shares (cost $1,509,652)                     1,574,632
        Lifestyle Aggressive 1000 Trust - 690,220 shares (cost $7,257,835)           7,544,107
        Lifestyle Balanced 640 Trust - 2,229,652 shares (cost $25,620,067)          27,714,579
        Lifestyle Conservative 280 Trust - 422,783 shares (cost $5,402,170)          5,766,764
        Lifestyle Growth 820 Trust - 3,201,313 shares (cost $37,299,333)            37,967,569
        Lifestyle Moderate 460 Trust - 451,646 shares (cost $5,260,419)              5,776,547
        Mid Cap Core Trust - 13,717 shares (cost $193,833)                             210,142
        Mid Cap Growth Trust                                                                 -
        Mid Cap Index Trust - 399,559 shares (cost $4,893,414)                       5,817,582

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

           Statement of Assets and Contract Owners' Equity (continued)
                                December 31, 2003

ASSETS (CONTINUED)
Investments at fair value:
    Sub-Accounts:
        Mid Cap Opportunities Trust                                              $          -
        Mid Cap Stock Trust - 540,411 shares (cost $5,348,683)                      6,414,678
        Mid Cap Value Trust - 673,529 shares (cost $8,265,080)                      9,867,204
        Money Market Trust - 9,338,324 shares (cost $93,383,242)                   93,383,242
        Natural Resources Trust - 62,937 shares (cost $964,623)                     1,132,857
        Overseas Trust - 891,629 shares (cost $7,857,146)                           8,532,885
        Pacific Rim Emerging Markets Trust - 974,857 shares (cost $7,276,193)       7,954,829
        Quantitative All Cap Trust - 2,927 shares (cost $43,039)                       44,046
        Quantitative Equity Trust - 2,500,523 shares (cost $55,006,687)            38,007,942
        Quantitative Mid Cap Trust - 60,518 shares (cost $564,164)                    661,466
        Real Estate Securities Trust - 1,681,285 shares (cost $25,963,575)         35,054,800
        Real Return Bond Trust - 101,029 shares (cost $1,281,103)                   1,324,485
        Science & Technology Trust - 1,911,327 shares (cost $17,185,150)           21,846,463
        Select Growth Trust - 48,422 shares (cost $434,513)                           501,653
        Small Cap Index Trust - 346,201 shares (cost $3,539,324)                    4,431,369
        Small Cap Opportunities Trust - 16,308 shares (cost $250,468)                 285,388
        Small Company Blend Trust - 528,160 shares (cost $5,106,871)                6,021,024
        Small Company Value Trust - 877,164 shares (cost $12,270,868)              15,034,590
        Small-Mid Cap Trust - 24,081 shares (cost $255,526)                           292,105
        Small-Mid Cap Growth Trust - 20,701 shares (cost $170,615)                    208,462
        Special Value Trust - 42,051 shares (cost $557,377)                           665,250
        Strategic Bond Trust - 769,228 shares (cost $8,352,200)                     9,023,050
        Strategic Growth Trust - 301,160 shares (cost $2,581,390)                   3,029,672
        Strategic Opportunities Trust - 2,457,773 shares (cost $36,995,272)        23,938,705
        Strategic Value Trust - 85,570 shares (cost $779,517)                         858,268
        Telecommunications Trust                                                            -
        Total Return Trust - 1,264,145 shares (cost $17,710,528)                   17,963,495
        Total Stock Market Index Trust - 401,977 shares (cost $3,583,250)           4,003,691
        U.S. Government Securities Trust - 1,375,602 shares (cost $18,993,188)     19,272,188
        U.S. Large Cap Trust - 1,232,460 shares (cost $14,157,992)                 15,824,781
        Utilities Trust - 87,769 shares (cost $731,246)                               827,660
        Value Trust - 1,034,479 shares (cost $16,040,772)                          17,679,245
        500 Index Trust - 2,778,257 shares (cost $23,948,859)                      26,754,612
                                                                                 ------------
Total assets                                                                     $972,366,926
                                                                                 ============

CONTRACT OWNERS' EQUITY
Variable life contracts                                                          $972,366,926
                                                                                 ============

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

         Statements of Operations and Changes in Contract Owners' Equity

                                                                            SUB-ACCOUNT
                                            --------------------------------------------------------------------------
                                                     AGGRESSIVE GROWTH
                                                          TRUST                             ALL CAP CORE TRUST
                                            --------------------------------------------------------------------------
                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                              DEC. 31/03          DEC. 31/02          DEC. 31/03          DEC. 31/02
                                            --------------------------------------------------------------------------
Income:
Net investment income during the year        $          -         $         -         $         -       $           -
Realized gain (loss) during the year             (659,459)           (925,973)         (2,404,865)         (3,645,232)
Unrealized appreciation (depreciation)
   during the year                              2,671,678            (884,506)          5,806,054              29,129
                                            -------------------------------------------------------------------------
Net increase (decrease) in assets from
   operations                                   2,012,219          (1,810,479)          3,401,189          (3,616,103)
                                            -------------------------------------------------------------------------
Changes from principal transactions:
    Transfer of net premiums                    1,120,426           1,332,627           2,255,194           2,840,398
    Transfer on terminations                     (761,558)           (514,959)         (1,594,925)         (1,595,881)
    Transfer on policy loans                      (27,249)            (72,586)             21,008            (139,370)
    Net interfund transfers                       446,280            (470,248)           (363,399)         (1,438,473)
                                            -------------------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                        777,899             274,834             317,878            (333,326)
                                            -------------------------------------------------------------------------

Total increase (decrease) in assets             2,790,118          (1,535,645)          3,719,067          (3,949,429)

Assets beginning of year                        5,502,103           7,037,748          10,611,901          14,561,330
                                            -------------------------------------------------------------------------
Assets end of year                           $  8,292,221        $  5,502,103        $ 14,330,968        $ 10,611,901
                                            =========================================================================

+ Reflects the period from commencement of operations July 9, 2003 through December 31, 2003.

See accompanying notes.

                                                           SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
                                                                       AMERICAN BLUE CHIP        AMERICAN      AMERICAN GROWTH-
     ALL CAP GROWTH TRUST                ALL CAP VALUE TRUST          INCOME & GROWTH TRUST    GROWTH TRUST      INCOME TRUST
-------------------------------------------------------------------------------------------------------------------------------
 YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED          PERIOD ENDED        PERIOD ENDED      PERIOD ENDED
 DEC. 31/03        DEC. 31/02        DEC. 31/03        DEC. 31/02          DEC. 31/03 +        DEC. 31/03 +      DEC. 31/03 +
-------------------------------------------------------------------------------------------------------------------------------
$          -      $          -      $        973      $         19        $          -         $          -      $          -
  (2,344,091)       (4,313,449)          (15,257)         (204,466)                870                3,619               312

   6,197,226           199,577           626,558           (91,804)             87,618              128,876            72,494
-----------------------------------------------------------------------------------------------------------------------------

   3,853,135        (4,113,872)          612,274          (296,251)             88,488              132,495            72,806
-----------------------------------------------------------------------------------------------------------------------------

   1,993,484         2,218,841           267,901           286,243              45,722               65,921           133,897
  (1,704,625)       (1,363,245)         (118,683)          (69,859)            (13,937)             (27,538)          (12,219)
     (25,210)          (61,997)           (2,448)           (2,586)                  -                    -                 -
     586,487        (1,751,367)        2,087,605           404,933             956,349            1,741,945           972,938
-----------------------------------------------------------------------------------------------------------------------------

     850,136          (957,768)        2,234,375           618,731             988,134            1,780,328         1,094,616
-----------------------------------------------------------------------------------------------------------------------------

   4,703,271        (5,071,640)        2,846,649           322,480           1,076,622            1,912,823         1,167,422

  12,088,231        17,159,871           748,895           426,415                   -                    -                 -
-----------------------------------------------------------------------------------------------------------------------------
$ 16,791,502      $ 12,088,231      $  3,595,544      $    748,895        $  1,076,622         $  1,912,823      $  1,167,422
=============================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                    SUB-ACCOUNT
                                          -----------------------------------------------------------
                                               AMERICAN
                                           INTERNATIONAL TRUST              BALANCED TRUST
                                          -----------------------------------------------------------
                                              PERIOD ENDED          YEAR ENDED           YEAR ENDED
                                              DEC. 31/03 +          DEC. 31/03           DEC. 31/02
                                          -----------------------------------------------------------
Income:
Net investment income during the year         $          -         $    570,555         $    650,234
Realized gain (loss) during the year               237,233           (1,112,206)          (2,123,840)
Unrealized appreciation (depreciation)
   during the year                                 128,813            3,700,193           (2,724,751)
                                          ----------------------------------------------------------
Net increase (decrease) in assets from
   operations                                      366,046            3,158,542           (4,198,357)
                                          ----------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                       130,321            2,350,683            3,363,708
    Transfer on terminations                       (35,965)          (3,301,237)          (4,308,253)
    Transfer on policy loans                           (46)              (6,765)             (89,439)
    Net interfund transfers                      2,008,290              (15,655)          (2,678,680)
                                          ----------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                       2,102,600             (972,974)          (3,712,664)
                                          ----------------------------------------------------------

Total increase (decrease) in assets              2,468,646            2,185,568           (7,911,021)

Assets beginning of year                                 -           23,064,651           30,975,672
                                          ----------------------------------------------------------
Assets end of year                            $  2,468,646         $ 25,250,219         $ 23,064,651
                                          ==========================================================

+ Reflects the period from commencement of operations July 9, 2003 through December 31, 2003.

See accompanying notes.

                                                             SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
       BLUE CHIP GROWTH               CAPITAL APPRECIATION
            TRUST                             TRUST                        CORE VALUE TRUST              DIVERSIFIED BOND TRUST
------------------------------------------------------------------------------------------------------------------------------------
 YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
 DEC. 31/03       DEC. 31/02       DEC. 31/03       DEC. 31/02       DEC. 31/03       DEC. 31/02       DEC. 31/03       DEC. 31/02
------------------------------------------------------------------------------------------------------------------------------------
$     14,407      $         -      $         -      $         -     $      1,751     $      1,007     $    690,479     $    526,225
  (2,268,549)      (2,278,693)         (61,067)         (60,404)          (9,119)            (859)          69,605            5,528

  10,853,369       (6,980,882)         276,726         (120,788)         100,193          (23,591)         (93,802)         360,853
-----------------------------------------------------------------------------------------------------------------------------------

   8,599,227       (9,259,575)         215,659         (181,192)          92,825          (23,443)         666,282          892,606
-----------------------------------------------------------------------------------------------------------------------------------

   4,664,861        6,320,675          298,008          285,685          174,169          143,297        1,661,910        1,501,717
  (4,563,911)      (3,703,726)         (50,965)         (68,349)         (99,100)         (18,810)      (1,073,002)      (1,488,923)
    (114,420)         (78,836)          (5,562)          (6,926)         (17,372)               -          (11,666)         (96,278)
    (928,023)         358,523          338,120          247,659          210,476           79,518        1,045,662        5,753,617
-----------------------------------------------------------------------------------------------------------------------------------

    (941,493)       2,896,636          579,601          458,069          268,173          204,005        1,622,904        5,670,133
-----------------------------------------------------------------------------------------------------------------------------------

   7,657,734       (6,362,939)         795,260          276,877          360,998          180,562        2,289,186        6,562,739

  29,762,395       36,125,334          576,722          299,845          230,102           49,540       13,201,469        6,638,730
-----------------------------------------------------------------------------------------------------------------------------------
$ 37,420,129      $29,762,395      $ 1,371,982      $   576,722     $    591,100     $    230,102     $ 15,490,655     $ 13,201,469
===================================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                  SUB-ACCOUNT
                                              ------------------------------------------------------
                                                                                     EMERGING GROWTH
                                                    DYNAMIC GROWTH TRUST                  TRUST
                                              ------------------------------------------------------
                                              YEAR ENDED          YEAR ENDED          PERIOD ENDED
                                              DEC. 31/03          DEC. 31/02          DEC. 31/03*
                                              ------------------------------------------------------
Income:
Net investment income during the year         $         -         $         -        $      9,180
Realized gain (loss) during the year             (661,927)           (750,975)              5,046
Unrealized appreciation (depreciation)
   during the year                              1,742,645             174,955               1,275
                                              ---------------------------------------------------
Net increase (decrease) in assets from
   operations                                   1,080,718            (576,020)             15,501
                                              ---------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                      658,888             467,476              15,451
    Transfer on terminations                     (373,666)           (143,351)            (19,021)
    Transfer on policy loans                      (20,510)            (10,009)                  -
    Net interfund transfers                     2,076,483            (122,857)            233,372
                                              ---------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                      2,341,195             191,259             229,802
                                              ---------------------------------------------------

Total increase (decrease) in assets             3,421,913            (384,761)            245,303

Assets beginning of year                        1,591,827           1,976,588                   -
                                              ---------------------------------------------------
Assets end of year                            $ 5,013,740         $ 1,591,827        $    245,303
                                              ===================================================

* Reflects the period from commencement of operations May 5, 2003 through December 31, 2003.

See accompanying notes.

                                                            SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
           EMERGING                                                                                        FINANCIAL SERVICES
     SMALL COMPANY TRUST               EQUITY-INCOME TRUST               EQUITY INDEX TRUST                       TRUST
------------------------------------------------------------------------------------------------------------------------------------
 YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
 DEC. 31/03       DEC. 31/02       DEC. 31/03       DEC. 31/02       DEC. 31/03       DEC. 31/02       DEC. 31/03       DEC. 31/02
------------------------------------------------------------------------------------------------------------------------------------
$          -     $          -     $  1,315,200     $  1,349,315     $    746,763     $    647,555     $      1,395     $         10
     167,110         (867,854)      (1,032,949)        (434,536)      (3,347,772)      (1,228,558)         (10,586)         (22,964)

  17,132,657      (18,817,305)       9,139,351       (5,952,967)      15,656,083      (14,294,327)         286,037          (69,931)
------------------------------------------------------------------------------------------------------------------------------------

  17,299,767      (19,685,159)       9,421,602       (5,038,188)      13,055,074      (14,875,330)         276,846          (92,885)
------------------------------------------------------------------------------------------------------------------------------------

   5,042,088        6,493,290        4,033,321        4,041,638        5,885,463        7,285,810          215,712          131,251
  (7,060,618)      (7,988,413)      (3,419,484)      (2,850,017)      (8,133,620)      (7,071,986)        (112,374)        (112,354)
    (143,229)        (116,641)        (161,243)        (249,726)        (172,984)         919,863           (3,592)            (456)
  (2,223,488)      (3,013,104)       4,863,267        6,195,339       (4,383,306)      (1,531,921)         550,038          339,761
------------------------------------------------------------------------------------------------------------------------------------

  (4,385,247)      (4,624,868)       5,315,861        7,137,234       (6,804,447)        (398,234)         649,784          358,202
------------------------------------------------------------------------------------------------------------------------------------

  12,914,520      (24,310,027)      14,737,463        2,099,046        6,250,627      (15,273,564)         926,630          265,317

  45,935,275       70,245,302       33,629,032       31,529,986       49,640,226       64,913,790          579,506          314,189
------------------------------------------------------------------------------------------------------------------------------------
$ 58,849,795     $ 45,935,275     $ 48,366,495     $ 33,629,032     $ 55,890,853     $ 49,640,226     $  1,506,136     $    579,506
====================================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                  SUB-ACCOUNT
                                         --------------------------------------------------------------
                                               FUNDAMENTAL VALUE              GLOBAL ALLOCATION
                                                     TRUST                           TRUST
                                         --------------------------------------------------------------
                                           YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED
                                           DEC. 31/03     DEC. 31/02      DEC. 31/03      DEC. 31/02
                                         --------------------------------------------------------------
Income:
Net investment income during the year     $    13,512     $     2,588     $     2,599     $        12
Realized gain (loss) during the year          (36,960)        (62,394)        (22,631)        (68,373)
Unrealized appreciation (depreciation)
   during the year                          1,577,727        (476,467)        181,436         (75,107)
                                         --------------------------------------------------------------
Net increase (decrease) in assets from
   operations                               1,554,279        (536,273)        161,404        (143,468)
                                         --------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                  676,486       1,494,972         145,688         153,663
    Transfer on terminations                 (458,383)       (226,426)        (63,097)        (74,521)
    Transfer on policy loans                  (16,852)         (9,142)           (179)           (169)
    Net interfund transfers                 1,619,321       1,386,726         143,422         129,574
                                         --------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                  1,820,572       2,646,130         225,834         208,547
                                         --------------------------------------------------------------

Total increase (decrease) in assets         3,374,851       2,109,857         387,238          65,079

Assets beginning of year                    4,160,248       2,050,391         518,345         453,266
                                         --------------------------------------------------------------
Assets end of year                        $ 7,535,099     $ 4,160,248     $   905,583     $   518,345
                                         ==============================================================

See accompanying notes.

                                                           SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
                                                                         GLOBAL EQUITY SELECT                GROWTH & INCOME
      GLOBAL BOND TRUST                GLOBAL EQUITY TRUST                      TRUST                             TRUST
------------------------------------------------------------------------------------------------------------------------------------
 YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
 DEC. 31/03       DEC. 31/02       DEC. 31/03       DEC. 31/02       DEC. 31/03       DEC. 31/02       DEC. 31/03       DEC. 31/02
------------------------------------------------------------------------------------------------------------------------------------
$    113,246      $         -     $     86,646     $    127,745     $        698     $        321     $    419,344     $  1,898,492
     156,125          147,039          591,733       (2,839,362)          (1,207)              48         (946,529)        (342,763)

     229,024          221,756        1,756,806          761,544           10,581           (4,537)      10,986,207      (14,246,266)
-----------------------------------------------------------------------------------------------------------------------------------

     498,395          368,795        2,435,185       (1,950,073)          10,072           (4,168)      10,459,022      (12,690,537)
-----------------------------------------------------------------------------------------------------------------------------------

     627,664          335,185        1,190,121        1,587,921           16,118              703        4,981,780        6,719,947
    (481,088)        (190,880)      (1,013,536)      (1,012,082)         (10,158)          (2,770)      (4,761,150)      (4,476,502)
      (4,386)          (6,317)         (13,112)           2,211           (9,648)               -         (150,095)        (207,203)
   1,237,597          793,892         (458,310)        (507,473)          19,565           21,528         (468,577)      (1,533,612)
-----------------------------------------------------------------------------------------------------------------------------------

   1,379,787          931,880         (294,837)          70,577           15,877           19,461         (398,042)         502,630
-----------------------------------------------------------------------------------------------------------------------------------

   1,878,182        1,300,675        2,140,348       (1,879,496)          25,949           15,293       10,060,980      (12,187,907)

   2,570,429        1,269,754        8,835,687       10,715,183           28,388           13,095       39,523,291       51,711,198
-----------------------------------------------------------------------------------------------------------------------------------
$  4,448,611     $  2,570,429     $ 10,976,035     $  8,835,687     $     54,337     $     28,388     $ 49,584,271     $ 39,523,291
===================================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                  SUB-ACCOUNT
                                         -------------------------------------------------------------
                                                HEALTH SCIENCES                 HIGH GRADE BOND
                                                     TRUST                           TRUST
                                         -------------------------------------------------------------
                                          YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                          DEC. 31/03      DEC. 31/02      DEC. 31/03      DEC. 31/02
                                         -------------------------------------------------------------
Income:
Net investment income during the year     $         -     $     2,696     $       177     $     2,161
Realized gain (loss) during the year           57,069         (64,358)         21,919           1,063
Unrealized appreciation (depreciation)
   during the year                            545,340        (281,929)        (11,849)         21,819
                                         -------------------------------------------------------------
Net increase (decrease) in assets from
   operations                                 602,409        (343,591)         10,247          25,043
                                         -------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                  271,070         220,811         372,592         187,120
    Transfer on terminations                 (170,996)       (145,071)       (273,926)        (46,115)
    Transfer on policy loans                  (21,584)         (4,473)        (16,562)              -
    Net interfund transfers                   908,922         461,725          (8,201)         58,822
                                         -------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                    987,412         532,992          73,903         199,827
                                         -------------------------------------------------------------

Total increase (decrease) in assets         1,589,821         189,401          84,150         224,870

Assets beginning of year                    1,206,815       1,017,414         383,495         158,625
                                         -------------------------------------------------------------
Assets end of year                        $ 2,796,636     $ 1,206,815     $   467,645     $   383,495
                                         =============================================================

See accompanying notes.

                                                               SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
                                         INCOME & VALUE                 INTERNATIONAL EQUITY              INTERNATIONAL INDEX
       HIGH YIELD TRUST                       TRUST                         SELECT TRUST                          TRUST
------------------------------------------------------------------------------------------------------------------------------------
 YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
 DEC. 31/03       DEC. 31/02       DEC. 31/03       DEC. 31/02       DEC. 31/03       DEC. 31/02       DEC. 31/03       DEC. 31/02
------------------------------------------------------------------------------------------------------------------------------------
$    638,102     $    478,585     $    255,324     $    245,476     $          -     $          -     $     28,667     $     14,133
     472,995       (1,074,481)      (1,013,951)        (467,202)          (4,373)            (799)         235,614          (88,752)

   1,331,831          274,981        3,699,492       (1,770,201)          46,367           (3,556)         345,582         (107,281)
------------------------------------------------------------------------------------------------------------------------------------

   2,442,928         (320,915)       2,940,865       (1,991,927)          41,994           (4,355)         609,863         (181,900)
------------------------------------------------------------------------------------------------------------------------------------

   1,061,404        1,287,962        1,850,446        2,008,993           63,130           32,858          281,432          249,032
  (1,728,458)        (520,967)      (1,218,095)      (1,284,241)         (19,191)          (8,806)        (240,573)        (102,173)
     (47,040)         (63,045)          (9,741)         (24,760)               -                -              317           (8,904)
   3,798,700        1,656,929       (2,235,140)       4,967,192          110,046           36,506          621,716          281,413
------------------------------------------------------------------------------------------------------------------------------------

   3,084,606        2,360,879       (1,612,530)       5,667,184          153,985           60,558          662,892          419,368
------------------------------------------------------------------------------------------------------------------------------------

   5,527,534        2,039,964        1,328,335        3,675,257          195,979           56,203        1,272,755          237,468

   8,211,601        6,171,637       11,950,809        8,275,552           67,850           11,647        1,013,441          775,973
------------------------------------------------------------------------------------------------------------------------------------
$ 13,739,135     $  8,211,601     $ 13,279,144     $ 11,950,809     $    263,829     $     67,850     $  2,286,196     $  1,013,441
====================================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                            SUB-ACCOUNT
                                             -------------------------------------------------------------------------
                                                    INTERNATIONAL SMALL                    INTERNATIONAL STOCK
                                                        CAP TRUST                                 TRUST
                                             -------------------------------------------------------------------------
                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                              DEC. 31/03          DEC. 31/02          DEC. 31/03          DEC. 31/02
                                             -------------------------------------------------------------------------
Income:
Net investment income during the year        $          -        $          -        $     89,494        $     89,227
Realized gain (loss) during the year            2,775,909            (547,710)          2,857,679          (6,916,278)
Unrealized appreciation (depreciation)
   during the year                                541,790            (113,151)          2,464,644           2,437,782
                                             -------------------------------------------------------------------------
Net increase (decrease) in assets from
   operations                                   3,317,699            (660,861)          5,411,817          (4,389,269)
                                             -------------------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                      641,255             851,709           2,286,316           3,138,095
    Transfer on terminations                     (672,658)           (389,753)         (2,165,225)         (2,430,485)
    Transfer on policy loans                       18,463             (31,160)           (223,437)             29,077
    Net interfund transfers                       916,739            (288,008)           (762,367)         (1,668,332)
                                             -------------------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                        903,799             142,788            (864,713)           (931,645)
                                             -------------------------------------------------------------------------

Total increase (decrease) in assets             4,221,498            (518,073)          4,547,104          (5,320,914)

Assets beginning of year                        3,945,106           4,463,179          16,979,927          22,300,841
                                             -------------------------------------------------------------------------
Assets end of year                           $  8,166,604        $  3,945,106        $ 21,527,031        $ 16,979,927
                                             =========================================================================

** Terminated as an investment option and funds transferred to Science & Technology Trust on May 2, 2003.

See accompanying notes.

                                                            SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
      INTERNATIONAL VALUE            INTERNET TECHNOLOGIES             INVESTMENT QUALITY BOND              LARGE CAP GROWTH
            TRUST                             TRUST                             TRUST                             TRUST
------------------------------------------------------------------------------------------------------------------------------------
 YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
 DEC. 31/03       DEC. 31/02      DEC. 31/03**      DEC. 31/02       DEC. 31/03       DEC. 31/02       DEC. 31/03       DEC. 31/02
------------------------------------------------------------------------------------------------------------------------------------
$     54,352     $     40,048     $          -     $          -     $  1,284,446     $  1,353,592     $     39,647     $     46,916
   2,316,009         (649,103)         114,850         (697,864)         304,780          110,791       (1,706,515)      (2,035,949)

     896,596         (197,713)          71,290          434,172          240,181          979,844        5,339,625       (1,965,657)
------------------------------------------------------------------------------------------------------------------------------------

   3,266,957         (806,768)         186,140         (263,692)       1,829,407        2,444,227        3,672,757       (3,954,690)
------------------------------------------------------------------------------------------------------------------------------------

     969,698        1,342,951           36,833          138,010        2,315,853        2,488,567        2,360,591        3,642,062
    (506,839)        (357,626)         (30,696)         (55,951)      (3,566,057)      (4,400,628)      (2,426,758)      (2,101,896)
      32,478          (38,872)           2,844           (1,892)         (69,382)        (257,143)         (32,084)        (112,887)
   2,061,196        1,170,340       (1,167,964)         328,249       (1,172,474)      (4,169,516)         814,438        1,024,894
------------------------------------------------------------------------------------------------------------------------------------

   2,556,533        2,116,793       (1,158,983)         408,416       (2,492,060)      (6,338,720)         716,187        2,452,173
------------------------------------------------------------------------------------------------------------------------------------

   5,823,490        1,310,025         (972,843)         144,724         (662,653)      (3,894,493)       4,388,944       (1,502,517)

   4,586,178        3,276,153          972,843          828,119       25,759,942       29,654,435       13,596,687       15,099,204
------------------------------------------------------------------------------------------------------------------------------------
$ 10,409,668     $  4,586,178     $          -     $    972,843     $ 25,097,289     $ 25,759,942     $ 17,985,631     $ 13,596,687
====================================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                  SUB-ACCOUNT
                                           -------------------------------------------------------
                                            LARGE CAP VALUE         LIFESTYLE AGGRESSIVE 1000
                                                 TRUST                        TRUST
                                           -------------------------------------------------------
                                              PERIOD ENDED         YEAR ENDED         YEAR ENDED
                                              DEC. 31/03*          DEC. 31/03         DEC. 31/02
                                           -------------------------------------------------------
Income:
Net investment income during the year         $    10,635         $    23,063         $    38,112
Realized gain (loss) during the year               30,115            (317,681)           (404,742)
Unrealized appreciation (depreciation)
   during the year                                 64,980           2,201,562            (823,576)
                                           ------------------------------------------------------
Net increase (decrease) in assets from
   operations                                     105,730           1,906,944          (1,190,206)
                                           ------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                       43,117           1,633,933           1,413,841
    Transfer on terminations                      (14,043)         (1,039,563)           (578,241)
    Transfer on policy loans                            -             (12,078)              1,093
    Net interfund transfers                     1,439,828             216,797            (119,572)
                                           ------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                      1,468,902             799,089             717,121
                                           ------------------------------------------------------

Total increase (decrease) in assets             1,574,632           2,706,033            (473,085)

Assets beginning of year                                -           4,838,074           5,311,159
                                           ------------------------------------------------------
Assets end of year                            $ 1,574,632         $ 7,544,107         $ 4,838,074
                                           ======================================================

* Reflects the period from commencement of operations May 5, 2003 through December 31, 2003.

See accompanying notes.

                                                            SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
   LIFESTYLE BALANCED 640           LIFESTYLE CONSERVATIVE 280          LIFESTYLE GROWTH 820              LIFESTYLE MODERATE 460
            TRUST                             TRUST                             TRUST                             TRUST
------------------------------------------------------------------------------------------------------------------------------------
 YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
 DEC. 31/03       DEC. 31/02       DEC. 31/03       DEC. 31/02       DEC. 31/03       DEC. 31/02       DEC. 31/03       DEC. 31/02
------------------------------------------------------------------------------------------------------------------------------------
$    492,307     $    491,796     $    196,250     $     23,186     $    344,722     $    552,668     $    126,843     $     98,141
    (633,244)        (419,900)          87,078          (11,940)      (1,084,414)      (1,064,972)         (57,011)        (150,444)

   4,888,847       (1,635,213)         344,580           15,872        8,790,984       (4,167,998)         713,543          (65,525)
------------------------------------------------------------------------------------------------------------------------------------

   4,747,910       (1,563,317)         627,908           27,118        8,051,292       (4,680,302)         783,375         (117,828)
------------------------------------------------------------------------------------------------------------------------------------

   2,988,343        4,189,999          740,860          765,139        5,145,619        5,628,368          826,405          616,361
  (2,773,049)      (1,620,961)      (1,299,672)        (149,160)      (3,473,534)      (2,523,489)        (353,807)        (243,885)
     (59,951)        (131,520)            (296)          (7,864)        (439,757)          43,416          (49,785)         (40,805)
   5,481,360        2,450,789        3,905,325          706,817        3,696,096          558,588        1,175,336          764,216
------------------------------------------------------------------------------------------------------------------------------------

   5,636,703        4,888,307        3,346,217        1,314,932        4,928,424        3,706,883        1,598,149        1,095,887
------------------------------------------------------------------------------------------------------------------------------------

  10,384,613        3,324,990        3,974,125        1,342,050       12,979,716         (973,419)       2,381,524          978,059

  17,329,966       14,004,976        1,792,639          450,589       24,987,853       25,961,272        3,395,023        2,416,964
------------------------------------------------------------------------------------------------------------------------------------
$ 27,714,579     $ 17,329,966     $  5,766,764     $  1,792,639     $ 37,967,569     $ 24,987,853     $  5,776,547     $  3,395,023
====================================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                            SUB-ACCOUNT
                                           ---------------------------------------------
                                           MID CAP CORE           MID CAP GROWTH
                                              TRUST                  TRUST
                                           ---------------------------------------------
                                           PERIOD ENDED      YEAR ENDED      YEAR ENDED
                                           DEC. 31/03**     DEC. 31/03#      DEC. 31/02
                                           ---------------------------------------------
Income:
Net investment income during the year      $         -      $         -      $         -
Realized gain (loss) during the year               596           56,428         (295,509)
Unrealized appreciation (depreciation)
   during the year                              16,310           31,193          (27,530)
                                           ---------------------------------------------
Net increase (decrease) in assets from
   operations                                   16,906           87,621         (323,039)
                                           ---------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                    35,625           65,051          317,891
    Transfer on terminations                    (6,237)         (60,852)        (128,006)
    Transfer on policy loans                         -              (20)            (870)
    Net interfund transfers                    163,848       (1,196,990)         686,999
                                           ---------------------------------------------
Net increase (decrease) in assets from
    principal transactions                     193,236       (1,192,811)         876,014
                                           ---------------------------------------------
Total increase (decrease) in assets            210,142       (1,105,190)         552,975

Assets beginning of year                             -        1,105,190          552,215
                                           ---------------------------------------------
Assets end of year                         $   210,142      $         -      $ 1,105,190
                                           =============================================

** Reflects the period from commencement of operations May 5, 2003 through December 31, 2003.

(#) Terminated as an investment option and funds transferred to Dynamic Growth Trust on May 2, 2003.

See accompanying notes.

                                                    SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------
      MID CAP INDEX             MID CAP OPPORTUNITIES              MID CAP STOCK                MID CAP VALUE
          TRUST                         TRUST                         TRUST                        TRUST
--------------------------------------------------------------------------------------------------------------------
YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED    YEAR ENDED
DEC. 31/03      DEC. 31/02    DEC. 31/03#     DEC. 31/02    DEC. 31/03     DEC. 31/02      DEC. 31/03    DEC. 31/02
--------------------------------------------------------------------------------------------------------------------
$         -    $    14,056    $         -    $         -    $         -    $         -    $    28,869    $         -
     21,173       (118,644)       (72,292)       (38,584)       136,599       (387,796)       (79,890)       (12,207)

  1,280,021       (388,989)       180,038       (232,099)     1,428,911       (406,211)     1,972,179       (445,480)
--------------------------------------------------------------------------------------------------------------------

  1,301,194       (493,577)       107,746       (270,683)     1,565,510       (794,007)     1,921,158       (457,687)
--------------------------------------------------------------------------------------------------------------------

    617,459        575,191         69,631        279,619        582,970        661,915      1,183,534      1,463,395
   (318,350)      (287,551)       (38,851)       (49,626)      (357,816)      (278,251)      (588,104)      (294,274)
    (22,962)       (17,834)          (200)        (2,588)            57         (3,557)       (17,277)        (3,271)
  1,564,402        399,069       (943,038)       259,198      1,912,703       (429,933)       949,689      4,004,246
--------------------------------------------------------------------------------------------------------------------

  1,840,549        668,875       (912,458)       486,603      2,137,914        (49,826)     1,527,842      5,170,096
--------------------------------------------------------------------------------------------------------------------

  3,141,743        175,298       (804,712)       215,920      3,703,424       (843,833)     3,449,000      4,712,409

  2,675,839      2,500,541        804,712        588,792      2,711,254      3,555,087      6,418,204      1,705,795
--------------------------------------------------------------------------------------------------------------------
$ 5,817,582    $ 2,675,839    $         -    $   804,712    $ 6,414,678    $ 2,711,254    $ 9,867,204    $ 6,418,204
====================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                              SUB-ACCOUNT
                                           -----------------------------------------------------
                                                    MONEY MARKET               NATURAL RESOURCES
                                                       TRUST                         TRUST
                                           -----------------------------------------------------
                                            YEAR ENDED        YEAR ENDED          PERIOD ENDED
                                            DEC. 31/03        DEC. 31/02          DEC. 31/03**
                                           -----------------------------------------------------
Income:
Net investment income during the year      $     568,563      $   1,049,861      $           -
Realized gain (loss) during the year                   -                  -              1,543
Unrealized appreciation (depreciation)
   during the year                                     -                  -            168,234
                                           ---------------------------------------------------
Net increase (decrease) in assets from
   operations                                    568,563          1,049,861            169,777
                                           ---------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                  54,583,401         71,558,208            448,821
    Transfer on terminations                 (10,561,004)       (13,063,665)           (17,343)
    Transfer on policy loans                  (1,049,915)        (3,081,934)                 -
    Net interfund transfers                  (53,806,921)       (36,769,174)           531,602
                                           ---------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                   (10,834,439)        18,643,435            963,080
                                           ---------------------------------------------------
Total increase (decrease) in assets          (10,265,876)        19,693,296          1,132,857

Assets beginning of year                     103,649,118         83,955,822                  -
                                           ---------------------------------------------------
Assets end of year                         $  93,383,242      $ 103,649,118      $   1,132,857
                                           ===================================================

** Reflects the period from commencement of operations May 5, 2003 through December 31, 2003.

See accompanying notes.

                                            SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------
                                         PACIFIC RIM            QUANTITATIVE        QUANTITATIVE EQUITY
      OVERSEAS TRUST               EMERGING MARKETS TRUST       ALL CAP TRUST             TRUST
-----------------------------------------------------------------------------------------------------------
 YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED    YEAR ENDED      YEAR ENDED
 DEC. 31/03      DEC. 31/02      DEC. 31/03      DEC. 31/02     DEC. 31/03**    DEC. 31/03      DEC. 31/02
-----------------------------------------------------------------------------------------------------------
$     27,993    $     37,812    $     10,858    $      9,477    $      1,136   $    229,150    $    122,979
   2,262,634        (981,955)        917,687        (422,944)              8     (3,572,171)     (1,980,143)

     800,982        (162,004)      1,700,733        (471,015)          1,006     10,877,670     (12,113,316)
-----------------------------------------------------------------------------------------------------------
   3,091,609      (1,106,147)      2,629,278        (884,482)          2,150      7,534,649     (13,970,480)
-----------------------------------------------------------------------------------------------------------

   1,024,553       1,092,382         801,578       1,032,251          28,030      4,062,523       4,867,231
    (498,964)       (514,911)       (634,960)       (782,951)          1,596     (5,168,400)     (5,569,766)
      85,025         (50,262)        (98,651)         25,859               -       (310,271)       (118,116)
    (347,341)       (564,681)       (869,792)       (863,605)         12,270     (1,909,408)     (3,766,812)
-----------------------------------------------------------------------------------------------------------

     263,273         (37,472)       (801,825)       (588,446)         41,896     (3,325,556)     (4,587,463)
-----------------------------------------------------------------------------------------------------------

   3,354,882      (1,143,619)      1,827,453      (1,472,928)         44,046      4,209,093     (18,557,943)

   5,178,003       6,321,622       6,127,376       7,600,304               -     33,798,849      52,356,792
-----------------------------------------------------------------------------------------------------------
$  8,532,885    $  5,178,003    $  7,954,829    $  6,127,376    $     44,046   $ 38,007,942    $ 33,798,849
===========================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                      SUB-ACCOUNT
                                           ------------------------------------------------------------------
                                                QUANTITATIVE MID CAP               REAL ESTATE SECURITIES
                                                       TRUST                               TRUST
                                           ------------------------------------------------------------------
                                            YEAR ENDED        YEAR ENDED         YEAR ENDED       YEAR ENDED
                                            DEC. 31/03        DEC. 31/02         DEC. 31/03       DEC. 31/02
                                           ------------------------------------------------------------------
Income:
Net investment income during the year      $          -      $          -      $    785,707      $    838,368
Realized gain (loss) during the year            (12,792)           (3,894)         (163,197)         (273,455)
Unrealized appreciation (depreciation)
   during the year                              179,288           (92,704)        9,276,823           (16,051)
                                           ------------------------------------------------------------------
Net increase (decrease) in assets from
   operations                                   166,496           (96,598)        9,899,333           548,862
                                           ------------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                     29,499           130,290         2,453,336         3,005,346
    Transfer on terminations                   (103,796)          (32,674)       (3,581,500)       (2,751,255)
    Transfer on policy loans                       (216)           (2,586)         (181,298)         (242,827)
    Net interfund transfers                     158,025           179,072         1,088,395         1,114,502
                                           ------------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                       83,512           274,102          (221,067)        1,125,766
                                           ------------------------------------------------------------------

Total increase (decrease) in assets             250,008           177,504         9,678,266         1,674,628

Assets beginning of year                        411,458           233,954        25,376,534        23,701,906
                                           ------------------------------------------------------------------
Assets end of year                         $    661,466      $    411,458      $ 35,054,800      $ 25,376,534
                                           ==================================================================

** Reflects the period from commencement of operations May 5, 2003 through December 31, 2003.

See accompanying notes.

                                     SUB-ACCOUNT
------------------------------------------------------------------------------------
REAL RETURN BOND       SCIENCE & TECHNOLOGY
    TRUST                     TRUST                          SELECT GROWTH TRUST
------------------------------------------------------------------------------------
PERIOD ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
DEC. 31/03**       DEC. 31/03        DEC. 31/02        DEC. 31/03        DEC. 31/02
------------------------------------------------------------------------------------
  $          -    $          -      $          -      $         98      $          1
          (698)     (4,793,973)      (20,821,540)           (2,879)           (1,832)

        43,382      11,553,410        11,862,457            82,441           (17,629)
------------------------------------------------------------------------------------
        42,684       6,759,437        (8,959,083)           79,660           (19,460)
------------------------------------------------------------------------------------

       139,910       3,373,683         4,321,989           117,540           141,305
       (63,418)     (2,617,290)       (2,022,018)          (73,053)          (14,050)
             -        (107,329)           (9,703)           (8,515)                -
     1,205,309       1,773,304        (2,297,568)          192,834            54,520
------------------------------------------------------------------------------------

     1,281,801       2,422,368            (7,300)          228,806           181,775
------------------------------------------------------------------------------------
     1,324,485       9,181,805        (8,966,383)          308,466           162,315

             -      12,664,658        21,631,041           193,187            30,872
------------------------------------------------------------------------------------
  $  1,324,485    $ 21,846,463      $ 12,664,658      $    501,653      $    193,187
====================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                           SUB-ACCOUNT
                                           ---------------------------------------------------
                                                                                SMALL CAP
                                              SMALL CAP INDEX TRUST        OPPORTUNITIES TRUST
                                           ---------------------------------------------------
                                            YEAR ENDED       YEAR ENDED        PERIOD ENDED
                                            DEC. 31/03       DEC. 31/02        DEC. 31/03**
                                           ---------------------------------------------------
Income:
Net investment income during the year      $         -      $    21,634        $         -
Realized gain (loss) during the year          (215,679)         (56,920)             4,150
Unrealized appreciation (depreciation)
   during the year                           1,419,238         (521,453)            34,921
                                           -----------------------------------------------
Net increase (decrease) in assets from
   operations                                1,203,559         (556,739)            39,071
                                           -----------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                   501,780          485,246             40,303
    Transfer on terminations                  (450,613)        (227,587)               134
    Transfer on policy loans                   (14,877)         (16,181)                 -
    Net interfund transfers                    723,395          377,213            205,880
                                           -----------------------------------------------
Net increase (decrease) in assets from
    principal transactions                     759,685          618,691            246,317
                                           -----------------------------------------------
Total increase (decrease) in assets          1,963,244           61,952            285,388

Assets beginning of year                     2,468,125        2,406,173                  -
                                           -----------------------------------------------
Assets end of year                         $ 4,431,369      $ 2,468,125        $   285,388
                                           ===============================================

** Reflects the period from commencement of operations May 5, 2003 through December 31, 2003.

See accompanying notes.

                                                     SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
    SMALL COMPANY BLEND             SMALL COMPANY VALUE                                              SMALL-MID CAP GROWTH
           TRUST                           TRUST                     SMALL-MID CAP TRUST                   TRUST
----------------------------------------------------------------------------------------------------------------------------
 YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
 DEC. 31/03      DEC. 31/02      DEC. 31/03      DEC. 31/02      DEC. 31/03      DEC. 31/02      DEC. 31/03      DEC. 31/02
----------------------------------------------------------------------------------------------------------------------------
$          -    $      7,477    $     61,027    $     51,112    $          -    $          -    $          -    $          -
     (57,470)       (161,345)        198,520         138,410         (12,392)            109          (3,232)         (2,152)

   1,713,496        (969,767)      3,371,052        (966,745)         49,801         (15,018)         52,790         (14,998)
----------------------------------------------------------------------------------------------------------------------------
   1,656,026      (1,123,635)      3,630,599        (777,223)         37,409         (14,909)         49,558         (17,150)
----------------------------------------------------------------------------------------------------------------------------

     803,769         754,502       1,577,358       1,741,472         104,050          34,148          52,116          71,762
    (385,150)       (411,371)     (1,127,575)       (745,209)        (44,194)        (11,579)        (14,917)         (6,324)
     (14,313)         (4,211)        (45,772)        (25,701)         (8,910)              -               -               -
     456,324         298,167       1,196,157       3,729,853         109,473          63,844          28,865          37,742
----------------------------------------------------------------------------------------------------------------------------

     860,630         637,087       1,600,168       4,700,415         160,419          86,413          66,064         103,180
----------------------------------------------------------------------------------------------------------------------------

   2,516,656        (486,548)      5,230,767       3,923,192         197,828          71,504         115,622          86,030

   3,504,368       3,990,916       9,803,823       5,880,631          94,277          22,773          92,840           6,810
----------------------------------------------------------------------------------------------------------------------------
$  6,021,024    $  3,504,368    $ 15,034,590    $  9,803,823    $    292,105    $     94,277    $    208,462    $     92,840
============================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                            SUB-ACCOUNT
                                          --------------------------------------------------
                                          SPECIAL VALUE TRUST       STRATEGIC BOND TRUST
                                          --------------------------------------------------
                                             PERIOD ENDED        YEAR ENDED       YEAR ENDED
                                             DEC. 31/03**        DEC. 31/03       DEC. 31/02
                                          --------------------------------------------------
Income:
Net investment income during the year     $            -        $   373,391      $   439,180
Realized gain (loss) during the year               2,598            124,507         (122,905)
Unrealized appreciation (depreciation)
   during the year                               107,873            477,405          239,414
                                          --------------------------------------------------
Net increase (decrease) in assets from
   operations                                    110,471            975,303          555,689
                                          --------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                      71,634          1,014,802          942,965
    Transfer on terminations                     (23,485)        (1,072,348)        (780,782)
    Transfer on policy loans                        (209)           (33,113)         (80,353)
    Net interfund transfers                      506,839          1,274,419          335,682
                                          --------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                       554,779          1,183,760          417,512
                                          --------------------------------------------------

Total increase (decrease) in assets              665,250          2,159,063          973,201

Assets beginning of year                               -          6,863,987        5,890,786
                                          --------------------------------------------------
Assets end of year                        $      665,250        $ 9,023,050      $ 6,863,987
                                          ==================================================

** Reflects the period from commencement of operations May 5, 2003 through December 31, 2003.

**** Terminated as an investment option and funds transferred to Science & Technology Trust on May 2, 2003.

See accompanying notes.

                                                      SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
                                  STRATEGIC OPPORTUNITIES              STRATEGIC VALUE              TELECOMMUNICATIONS
   STRATEGIC GROWTH TRUST                  TRUST                           TRUST                           TRUST
----------------------------------------------------------------------------------------------------------------------------
 YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
 DEC. 31/03      DEC. 31/02      DEC. 31/03      DEC. 31/02      DEC. 31/03      DEC. 31/02    DEC. 31/03****    DEC. 31/02
----------------------------------------------------------------------------------------------------------------------------
$          -    $          -    $          -    $          -    $         91    $          -    $          -    $          -
     (56,337)        (85,800)     (3,326,683)     (3,605,530)        (24,428)         (8,993)        (17,790)        (43,148)

     599,988        (150,656)      8,317,512      (8,656,230)        177,932        (105,428)         41,142         (40,340)
----------------------------------------------------------------------------------------------------------------------------

     543,651        (236,456)      4,990,829     (12,261,760)        153,595        (114,421)         23,352         (83,488)
----------------------------------------------------------------------------------------------------------------------------

     638,894         387,637       2,962,816       3,832,141          76,753         194,888           8,415         157,382
    (178,279)       (100,684)     (2,586,749)     (2,840,905)        (44,056)        (25,769)         (8,014)        (17,310)
           -            (107)       (161,653)         39,934               -               -            (563)         (2,556)
     847,149         487,244        (823,819)       (472,002)        170,126          84,015        (274,118)        133,297
----------------------------------------------------------------------------------------------------------------------------

   1,307,764         774,090        (609,405)        559,168         202,823         253,134        (274,280)        270,813
----------------------------------------------------------------------------------------------------------------------------

   1,851,415         537,634       4,381,424     (11,702,592)        356,418         138,713        (250,928)        187,325

   1,178,257         640,623      19,557,281      31,259,873         501,850         363,137         250,928          63,603
----------------------------------------------------------------------------------------------------------------------------
$  3,029,672    $  1,178,257    $ 23,938,705    $ 19,557,281    $    858,268    $    501,850    $          -    $    250,928
============================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                    SUB-ACCOUNT
                                           ------------------------------------------------------------------
                                                                                     TOTAL STOCK MARKET
                                                 TOTAL RETURN TRUST                     INDEX TRUST
                                           ------------------------------------------------------------------
                                            YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                            DEC. 31/03        DEC. 31/02        DEC. 31/03        DEC. 31/02
                                           ------------------------------------------------------------------
Income:
Net investment income during the year      $    960,822      $    417,872      $          -      $     19,669
Realized gain (loss) during the year             46,192            94,299           (33,723)         (199,209)
Unrealized appreciation (depreciation)
   during the year                             (249,456)          437,603           829,197          (351,089)
                                           ------------------------------------------------------------------
Net increase (decrease) in assets from
   operations                                   757,558           949,774           795,474          (530,629)
                                           ------------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                  2,461,402         1,985,778           332,728           474,296
    Transfer on terminations                 (1,450,466)       (1,137,000)         (246,874)         (161,428)
    Transfer on policy loans                     18,420           (58,114)           42,741           (43,148)
    Net interfund transfers                   3,089,826         4,121,515         1,077,843            (6,661)
                                           ------------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                    4,119,182         4,912,179         1,206,438           263,059
                                           ------------------------------------------------------------------

Total increase (decrease) in assets           4,876,740         5,861,953         2,001,912          (267,570)

Assets beginning of year                     13,086,755         7,224,802         2,001,779         2,269,349
                                           ------------------------------------------------------------------
Assets end of year                         $ 17,963,495      $ 13,086,755      $  4,003,691      $  2,001,779
                                           ==================================================================

See accompanying notes.

                                                      SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
       U.S. GOVERNMENT                 U.S. LARGE CAP
      SECURITIES TRUST                     TRUST                      UTILITIES TRUST                  VALUE TRUST
----------------------------------------------------------------------------------------------------------------------------
 YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
 DEC. 31/03      DEC. 31/02      DEC. 31/03      DEC. 31/02      DEC. 31/03      DEC. 31/02      DEC. 31/03      DEC. 31/02
----------------------------------------------------------------------------------------------------------------------------
$    667,547    $    406,738    $     52,203    $     31,099    $      8,236    $         13    $    169,691    $    275,944
     196,908         120,368        (423,650)       (464,603)         92,165         (36,138)           (243)        199,936

    (527,286)        606,111       4,573,391      (2,728,677)        115,662          (4,190)      4,713,520      (4,092,163)
----------------------------------------------------------------------------------------------------------------------------

     337,169       1,133,217       4,201,944      (3,162,181)        216,063         (40,315)      4,882,968      (3,616,283)
----------------------------------------------------------------------------------------------------------------------------

   2,782,100       2,833,525       1,907,614       2,776,970          79,178         154,420       1,783,894       2,166,916
  (2,621,933)     (1,915,536)     (1,008,703)     (1,435,002)        (73,165)        (21,037)     (1,419,274)     (1,400,089)
     (46,189)       (121,007)         37,416         (61,424)           (224)         (2,595)        (44,408)        (37,041)
  (1,015,573)      9,382,907        (168,858)      1,399,207         179,851         242,363         101,317         807,484
----------------------------------------------------------------------------------------------------------------------------

    (901,595)     10,179,889         767,469       2,679,751         185,640         373,151         421,529       1,537,270
----------------------------------------------------------------------------------------------------------------------------

    (564,426)     11,313,106       4,969,413        (482,430)        401,703         332,836       5,304,497      (2,079,013)

  19,836,614       8,523,508      10,855,368      11,337,798         425,957          93,121      12,374,748      14,453,761
----------------------------------------------------------------------------------------------------------------------------
$ 19,272,188    $ 19,836,614    $ 15,824,781    $ 10,855,368    $    827,660    $    425,957    $ 17,679,245    $ 12,374,748
============================================================================================================================

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                     SUB-ACCOUNT
                                           --------------------------------
                                                   500 INDEX TRUST                            TOTAL
                                           ----------------------------------------------------------------------
                                            YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                            DEC. 31/03         DEC. 31/02         DEC. 31/03         DEC. 31/02
                                           ----------------------------------------------------------------------
Income:
Net investment income during the year      $     152,383      $         294      $  11,668,542      $  12,423,846
Realized gain (loss) during the year            (820,144)        (1,373,262)       (18,874,648)       (65,446,106)
Unrealized appreciation (depreciation)
   during the year                             5,562,496         (2,043,158)       192,744,505        (91,870,100)
                                           ----------------------------------------------------------------------
Net increase (decrease) in assets from
   operations                                  4,894,735         (3,416,126)       185,538,399       (144,892,360)
                                           ----------------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                   4,140,522          3,842,670        153,497,446        187,490,656
    Transfer on terminations                  (2,063,017)        (1,447,257)      (100,744,020)       (92,714,622)
    Transfer on policy loans                      11,958           (112,966)        (3,784,423)        (4,908,505)
    Net interfund transfers                    5,725,291          1,672,028         (4,013,910)        (4,415,882)
                                           ----------------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                     7,814,754          3,954,475         44,955,093         85,451,647
                                           ----------------------------------------------------------------------
Total increase (decrease) in assets           12,709,489            538,349        230,493,492        (59,440,713)

Assets beginning of year                      14,045,123         13,506,774        741,873,434        801,314,147
                                           ----------------------------------------------------------------------
Assets end of year                         $  26,754,612      $  14,045,123      $ 972,366,926      $ 741,873,434
                                           ======================================================================

See accompanying notes.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                          Notes to Financial Statements

                                December 31, 2003

1. ORGANIZATION

The Manufacturers Life Insurance Company (U.S.A.) Separate Account A (the "Account") is a separate account administered and sponsored by The Manufacturers Life Insurance Company (U.S.A.) ("ManUSA" or the "Company"). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the "Act") and has seventy-five investment sub-accounts. Each investment sub-account invests solely in shares of a particular Manufacturers Investment Trust (the "Trust") portfolio. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the "Contracts") issued by the Company.

The Account was established by The Manufacturers Life Insurance Company of America ("MLA"), a life insurance company organized in 1983 under Michigan Law. Effective January 1, 2002, MLA transferred all of its variable business to ManUSA via an assumption reinsurance agreement and as a result, products originally sold and administered under the name of MLA are now offered and administered under the name of ManUSA. Accordingly and effective January 1, 2002, the Account changed its name to The Manufacturers Life Insurance Company (U.S.A.) Separate Account A from The Manufacturers Life Insurance Company of America Separate Account Three.

The Company is a stock life insurance company incorporated under the laws of Michigan in 1979. Both the Company and MLA are indirect, wholly owned subsidiaries of Manulife Financial Corporation ("MFC"), a Canadian based publicly traded life insurance company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the variable contracts are general corporate obligations of the Company.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

1. ORGANIZATION (CONTINUED)

Additional assets are held in the Company's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

As the result of portfolio changes, the following sub-accounts of the Account were renamed as follows:

       PREVIOUS NAME                   NEW NAME             EFFECTIVE DATE
---------------------------    -----------------------    -----------------
Capital Opportunities Trust     Strategic Value Trust        May 1, 2003
 Tactical Allocation Trust     Global Allocation Trust       May 1, 2003
 U.S. Large Cap Value Trust      U.S. Large Cap Trust        May 1, 2003
        Growth Trust              All Cap Core Trust      November 25, 2002

Effective May 2, 2003 the following sub-accounts of the Account were terminated as investment options and funds transferred to existing sub-account funds as follows:

         TERMINATED                   FUNDS TRANSFERRED TO
---------------------------        --------------------------
Internet Technologies Trust        Science & Technology Trust
    Mid Cap Growth Trust              Dynamic Growth Trust
Mid Cap Opportunities Trust           Dynamic Growth Trust
  Telecommunications Trust         Science & Technology Trust

The following sub-accounts of the Account were added as investment options for variable life insurance contract holders of the Company:

                                             COMMENCEMENT OF OPERATIONS OF
                                                   THE SUB-ACCOUNTS
                                             -----------------------------
American Blue Chip Income & Growth Trust              July 9, 2003
American Growth Trust                                 July 9, 2003
American Growth-Income Trust                          July 9, 2003
American International Trust                          July 9, 2003
Emerging Growth Trust                                  May 5, 2003
Large Cap Value Trust                                  May 5, 2003
Mid Cap Core Trust                                     May 5, 2003

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

1. ORGANIZATION (CONTINUED)

                                        COMMENCEMENT OF OPERATIONS OF
                                              THE SUB-ACCOUNTS
                                        -----------------------------
Natural Resources Trust                          May 5, 2003
Quantitative All Cap Trust                       May 5, 2003
Real Return Bond Trust                           May 5, 2003
Small Cap Opportunities Trust                    May 5, 2003
Special Value Trust                              May 5, 2003

2. SIGNIFICANT ACCOUNTING POLICIES

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company's general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company's general account has not been registered as an investment company under the Act.

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the "Code"). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the Contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will periodically reassess this position taking into account changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

3. CONTRACT CHARGES

The Company deducts certain charges from gross premium before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, a charge for mortality and expense risk, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

4. PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2003 were as follows:

                                                  PURCHASES      SALES
                                                 -----------  -----------
SUB-ACCOUNTS:
    Aggressive Growth Trust                      $ 1,643,808  $   865,910
    All Cap Core Trust                             2,133,496    1,815,617
    All Cap Growth Trust                           3,114,593    2,264,457
    All Cap Value Trust                            3,178,708      943,360
    American Blue Chip Income & Growth Trust       1,000,364       12,230
    American Growth Trust                          1,828,204       47,876
    American Growth-Income Trust                   1,099,155        4,539
    American International Trust                  18,317,954   16,215,355
    Balanced Trust                                 2,051,443    2,453,861
    Blue Chip Growth Trust                         4,441,338    5,368,425
    Capital Appreciation Trust                       844,163      264,562
    Core Value Trust                                 440,963      171,039
    Diversified Bond Trust                         4,128,305    1,814,922
    Dynamic Growth Trust                           3,622,147    1,280,952
    Emerging Growth Trust                            282,669       43,687
    Emerging Small Company Trust                   3,483,914    7,869,160
    Equity-Income Trust                           10,186,885    3,555,825
    Equity Index Trust                             5,191,545   11,249,229
    Financial Services Trust                         845,652      194,473
    Fundamental Value Trust                        2,208,874      374,791

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

4. PURCHASES AND SALES (CONTINUED)

                                                   PURCHASES       SALES
                                                 ------------   ------------
SUB-ACCOUNTS:
    Global Allocation Trust                      $    278,660   $     50,226
    Global Bond Trust                               2,442,641        949,608
    Global Equity Trust                            12,069,484     12,277,676
    Global Equity Select Trust                         38,371         21,796
    Growth & Income Trust                           3,769,815      3,748,514
    Health Sciences Trust                           2,834,852      1,847,440
    High Grade Bond Trust                             694,569        620,488
    High Yield Trust                               14,298,580     10,575,873
    Income & Value Trust                            3,087,719      4,444,924
    International Equity Select Trust                 190,978         36,994
    International Index Trust                      23,738,259     23,046,700
    International Small Cap Trust                  70,147,824     69,244,024
    International Stock Trust                      52,138,221     52,913,440
    International Value Trust                      59,801,912     57,191,028
    Internet Technologies Trust                       431,018      1,590,001
    Investment Quality Bond Trust                   4,063,397      5,271,011
    Large Cap Growth Trust                          2,788,813      2,032,979
    Large Cap Value Trust                           1,633,405        153,867
    Lifestyle Aggressive 1000 Trust                 1,729,828        907,676
    Lifestyle Balanced 640 Trust                    8,684,194      2,555,184
    Lifestyle Conservative 280 Trust                5,116,145      1,573,678
    Lifestyle Growth 820 Trust                      8,827,008      3,553,863
    Lifestyle Moderate 460 Trust                    2,800,769      1,075,777
    Mid Cap Core Trust                                197,547          4,311
    Mid Cap Growth Trust                            1,219,223      2,412,034
    Mid Cap Index Trust                             2,797,717        957,169
    Mid Cap Opportunities Trust                       515,818      1,428,276
    Mid Cap Stock Trust                             4,588,007      2,450,093
    Mid Cap Value Trust                             3,203,722      1,647,011
    Money Market Trust                            326,499,387    336,765,263
    Natural Resources Trust                           975,562         12,482
    Overseas Trust                                 77,254,609     76,963,343
    Pacific Rim Emerging Markets Trust             22,490,007     23,280,974
    Quantitative All Cap Trust                         43,476            445
    Quantitative Equity Trust                       2,116,062      5,212,468
    Quantitative Mid Cap Trust                        238,238        154,726
    Real Estate Securities Trust                    3,798,921      3,234,281
    Real Return Bond Trust                          1,337,128         55,327
    Science & Technology Trust                     11,934,918      9,512,550
    Select Growth Trust                               351,704        122,800
    Small Cap Index Trust                           2,652,025      1,892,340
    Small Cap Opportunities Trust                     319,452         73,134
    Small Company Blend Trust                       2,111,654      1,251,025
    Small Company Value Trust                       4,926,152      3,264,957
    Small-Mid Cap Trust                               257,708         97,290
    Small-Mid Cap Growth Trust                         86,753         20,689

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

4. PURCHASES AND SALES (CONTINUED)

                                         PURCHASES         SALES
                                       -------------   -------------
SUB-ACCOUNTS:
    Special Value Trust                      593,426          38,643
    Strategic Bond Trust                   3,788,480       2,231,329
    Strategic Growth Trust                 1,642,535         334,770
    Strategic Opportunities Trust          2,103,866       2,713,271
    Strategic Value Trust                    271,717          68,803
    Telecommunications Trust                  87,209         361,489
    Total Return Trust                     7,674,096       2,594,092
    Total Stock Market Index Trust         1,355,936         149,499
    U.S. Government Securities Trust       5,214,965       5,449,014
    U.S. Large Cap Trust                   2,540,670       1,720,998
    Utilities Trust                        1,825,241       1,631,366
    Value Trust                            2,830,515       2,239,296
    500 Index Trust                       11,849,669       3,882,532
                                       -------------   -------------
                                       $ 863,344,757   $ 806,721,127
                                       =============   =============

5. FINANCIAL HIGHLIGHTS

                                             SUB-ACCOUNT
                             -------------------------------------------
                                       AGGRESSIVE GROWTH TRUST
                             -------------------------------------------
                              YEAR ENDED      YEAR ENDED      YEAR ENDED
                              DEC. 31/03      DEC. 31/02      DEC. 31/01
                             -----------     -----------     -----------
Units, beginning of year         476,997         457,854         356,548
Units issued                     125,129          91,010         159,435
Units redeemed                   (65,129)        (71,867)        (58,129)
                             -----------     -----------     -----------
Units, end of year               536,997         476,997         457,854
                             ===========     ===========     ===========

Unit value, end of year      $     15.44     $     11.53     $     15.37

Net assets, end of year      $ 8,292,221     $ 5,502,103     $ 7,037,748

Investment income ratio(1)          0.00%           0.00%           0.00%
Total return(2)                    33.87%         -24.96%         -25.98%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS

                                              SUB-ACCOUNT
                             ----------------------------------------------
                                           ALL CAP CORE TRUST
                             ----------------------------------------------
                              YEAR ENDED       YEAR ENDED       YEAR ENDED
                              DEC. 31/03       DEC. 31/02       DEC. 31/01
                             ------------     ------------     ------------
Units, beginning of year          975,021        1,000,241          890,331
Units issued                      176,770          254,656          303,742
Units redeemed                   (150,809)        (279,876)        (193,832)
                             ------------     ------------     ------------
Units, end of year              1,000,982          975,021        1,000,241
                             ============     ============     ============

Unit value, end of year      $      14.32     $      10.88     $      14.56

Net assets, end of year      $ 14,330,968     $ 10,611,901     $ 14,561,330

Investment income ratio(1)           0.00%            0.00%            0.00%
Total return(2)                     31.55%          -25.23%          -21.37%

                                               SUB-ACCOUNT
                             ----------------------------------------------
                                          ALL CAP GROWTH TRUST
                             ----------------------------------------------
                              YEAR ENDED       YEAR ENDED       YEAR ENDED
                              DEC. 31/03       DEC. 31/02       DEC. 31/01
                             ------------     ------------     ------------
Units, beginning of year          829,943          890,563          749,807
Units issued                      202,308          207,809          296,702
Units redeemed                   (140,208)        (268,429)        (155,946)
                             ------------     ------------     ------------
Units, end of year                892,043          829,943          890,563
                             ============     ============     ============

Unit value, end of year      $      18.82     $      14.57     $      19.27

Net assets, end of year      $ 16,791,502     $ 12,088,231     $ 17,159,871

Investment income ratio(1)           0.00%            0.00%            0.00%
Total return(2)                     29.23%          -24.41%          -23.77%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                              SUB-ACCOUNT
                             ----------------------------------------------
                                          ALL CAP VALUE TRUST
                             ----------------------------------------------
                              YEAR ENDED       YEAR ENDED      PERIOD ENDED
                              DEC. 31/03       DEC. 31/02       DEC. 31/01*
                             ------------     ------------     ------------
Units, beginning of year           82,277           33,810                -
Units issued                      300,362          130,547           38,277
Units redeemed                    (97,135)         (82,080)          (4,467)
                             ------------     ------------     ------------
Units, end of year                285,504           82,277           33,810
                             ============     ============     ============

Unit value, end of year      $      12.59     $       9.10     $      12.61

Net assets, end of year      $  3,595,544     $    748,895     $    426,415

Investment income ratio(1)           0.05%            0.00%            0.04%
Total return(2)                     38.36%          -27.83%            0.90%

                                  SUB-ACCOUNT
                             ---------------------
                               AMERICAN BLUE CHIP
                             INCOME & GROWTH TRUST
                             ---------------------
                                  PERIOD ENDED
                                   DEC. 31/03+
                             ---------------------
Units, beginning of year                   -
Units issued                          76,675
Units redeemed                          (909)
                                 -----------
Units, end of year                    75,766
                                 ===========

Unit value, end of year          $     14.21

Net assets, end of year          $ 1,076,622

Investment income ratio(1)              0.00%
Total return(2)                        13.68%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

+ Reflects the period from commencement of operations July 9, 2003 through December 31, 2003.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                             SUB-ACCOUNT
                             ------------
                               AMERICAN
                             GROWTH TRUST
                             ------------
                             PERIOD ENDED
                             DEC. 31/03+
                             ------------
Units, beginning of year                -
Units issued                      141,286
Units redeemed                     (3,541)
                             ------------
Units, end of year                137,745
                             ============

Unit value, end of year      $      13.89

Net assets, end of year      $  1,912,823

Investment income ratio(1)           0.00%
Total return(2)                     11.09%

                                  SUB-ACCOUNT
                             ---------------------
                                    AMERICAN
                             GROWTH - INCOME TRUST
                             ---------------------
                                  PERIOD ENDED
                                  DEC. 31/03+
                             ---------------------
Units, beginning of year                   -
Units issued                          82,865
Units redeemed                          (344)
                                 -----------
Units, end of year                    82,521
                                 ===========

Unit value, end of year          $     14.15

Net assets, end of year          $ 1,167,422

Investment income ratio(1)              0.00%
Total return(2)                        13.18%

+ Reflects the period from commencement of operations July 9, 2003 through December 31, 2003.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                  SUB-ACCOUNT
                             -------------------
                                   AMERICAN
                             INTERNATIONAL TRUST
                             -------------------
                                 PERIOD ENDED
                                 DEC. 31/03+
                             -------------------
Units, beginning of year                   -
Units issued                       1,310,329
Units redeemed                    (1,147,763)
                                 -----------
Units, end of year                   162,566
                                 ===========

Unit value, end of year          $     15.19

Net assets, end of year          $ 2,468,646

Investment income ratio(1)              0.00%
Total return(2)                        21.48%

                                              SUB-ACCOUNT
                             ----------------------------------------------
                                             BALANCED TRUST
                             ----------------------------------------------
                              YEAR ENDED       YEAR ENDED       YEAR ENDED
                              DEC. 31/03       DEC. 31/02       DEC. 31/01
                             ------------     ------------     ------------
Units, beginning of year        1,121,543        1,289,838        1,330,346
Units issued                       67,979           78,206          120,133
Units redeemed                   (115,321)        (246,501)        (160,641)
                             ------------     ------------     ------------
Units, end of year              1,074,201        1,121,543        1,289,838
                             ============     ============     ============

Unit value, end of year      $      23.51     $      20.57     $      24.01

Net assets, end of year      $ 25,250,219     $ 23,064,651     $ 30,975,672

Investment income ratio(1)           2.45%            2.52%            2.21%
Total return(2)                     14.30%          -14.36%          -10.20%

+ Reflects the period from commencement of operations July 9, 2003 through December 31, 2003.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                              SUB-ACCOUNT
                             ----------------------------------------------
                                         BLUE CHIP GROWTH TRUST
                             ----------------------------------------------
                              YEAR ENDED       YEAR ENDED       YEAR ENDED
                              DEC. 31/03       DEC. 31/02       DEC. 31/01
                             ------------     ------------     ------------
Units, beginning of year        1,921,586        1,766,660        1,462,754
Units issued                      255,924          435,842          464,723
Units redeemed                   (307,093)        (280,916)        (160,817)
                             ------------     ------------     ------------
Units, end of year              1,870,417        1,921,586        1,766,660
                             ============     ============     ============

Unit value, end of year      $      20.01     $      15.49     $      20.45

Net assets, end of year      $ 37,420,129     $ 29,762,395     $ 36,125,334

Investment income ratio(1)           0.04%            0.00%            0.00%
Total return(2)                     29.17%          -24.26%          -14.61%

                                               SUB-ACCOUNT
                             ----------------------------------------------
                                       CAPITAL APPRECIATION TRUST
                             ----------------------------------------------
                              YEAR ENDED       YEAR ENDED       PERIOD ENDED
                              DEC. 31/03       DEC. 31/02       DEC. 31/01*
                             ------------     ------------     ------------
Units, beginning of year           74,887           27,016                -
Units issued                       93,279           71,060           28,389
Units redeemed                    (30,563)         (23,189)          (1,373)
                             ------------     ------------     ------------
Units, end of year                137,603           74,887           27,016
                             ============     ============     ============

Unit value, end of year      $       9.97     $       7.70     $      11.10

Net assets, end of year      $  1,371,982     $    576,722     $    299,845

Investment income ratio(1)           0.00%            0.00%            0.00%
Total return(2)                     29.47%          -30.61%          -11.21%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                            SUB-ACCOUNT
                             -----------------------------------------
                                         CORE VALUE TRUST
                             -----------------------------------------
                             YEAR ENDED     YEAR ENDED    PERIOD ENDED
                             DEC. 31/03     DEC. 31/02    DEC. 31/01**
                             ----------     ----------    ------------
Units, beginning of year         24,424          4,163              -
Units issued                     43,149         21,882          4,212
Units redeemed                  (16,932)        (1,621)           (49)
                             ----------     ----------     ----------
Units, end of year               50,641         24,424          4,163
                             ==========     ==========     ==========

Unit value, end of year      $    11.67     $     9.42     $    11.90

Net assets, end of year      $  591,100     $  230,102     $   49,540

Investment income ratio(1)         0.44%          0.81%          0.65%
Total return(2)                   23.90%        -20.82%         -4.81%

                                              SUB-ACCOUNT
                             ----------------------------------------------
                                         DIVERSIFIED BOND TRUST
                             ----------------------------------------------
                              YEAR ENDED       YEAR ENDED       YEAR ENDED
                              DEC. 31/03       DEC. 31/02       DEC. 31/01
                             ------------     ------------     ------------
Units, beginning of year          794,501          429,951          226,375
Units issued                      202,636          480,462          228,999
Units redeemed                   (105,900)        (115,912)         (25,423)
                             ------------     ------------     ------------
Units, end of year                891,237          794,501          429,951
                             ============     ============     ============

Unit value, end of year      $      17.38     $      16.62     $      15.44

Net assets, end of year      $ 15,490,655     $ 13,201,469     $  6,638,730

Investment income ratio(1)           4.62%            4.60%            4.79%
Total return(2)                      4.60%            7.61%            7.09%

** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                        SUB-ACCOUNT
                                   ------------------------------------------------------
                                                    DYNAMIC GROWTH TRUST
                                   ------------------------------------------------------
                                   YEAR ENDED            YEAR ENDED           YEAR ENDED
                                   DEC. 31/03            DEC. 31/02           DEC. 31/01
                                   ----------            ----------           ----------
Units, beginning of year              465,959                414,500               185,672
Units issued                        1,016,653                158,309               282,492
Units redeemed                       (345,176)              (106,850)              (53,664)
                                  -----------          -------------         -------------
Units, end of year                  1,137,436                465,959               414,500
                                  ===========          =============         =============

Unit value, end of year           $      4.41          $        3.42         $        4.77

Net assets, end of year           $ 5,013,740          $   1,591,827         $   1,976,588

Investment income ratio(1)               0.00%                  0.00%                 0.16%
Total return(2)                         29.04%                -28.36%               -40.24%

                                 SUB-ACCOUNT
                                 ------------
                                  EMERGING
                                 GROWTH TRUST
                                 ------------
                                 PERIOD ENDED
                                 DEC. 31/03*
                                 ------------
Units, beginning of year                  -
Units issued                         17,815
Units redeemed                       (2,816)
                                  ---------
Units, end of year                   14,999
                                  =========

Unit value, end of year           $   16.35

Net assets, end of year           $ 245,303

Investment income ratio(1)             0.00%
Total return(2)                       30.84%

* Reflects the period from commencement of operations May 5, 2003 through December 31, 2003.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                         SUB-ACCOUNT
                                   ------------------------------------------------------
                                                       EMERGING SMALL
                                                       COMPANY  TRUST
                                   ------------------------------------------------------
                                   YEAR ENDED            YEAR ENDED            YEAR ENDED
                                   DEC. 31/03            DEC. 31/02            DEC. 31/01
                                   ----------            ----------            ----------
Units, beginning of year             1,164,612             1,260,898             1,307,969
Units issued                            75,601                79,736                87,218
Units redeemed                        (172,406)             (176,022)             (134,289)
                                  ------------          ------------          ------------
Units, end of year                   1,067,807             1,164,612             1,260,898
                                  ============          ============          ============

Unit value, end of year           $      55.11          $      39.44          $      55.71

Net assets, end of year           $ 58,849,795          $ 45,935,275          $ 70,245,302

Investment income ratio(1)                0.00%                 0.00%                 0.00%
Total return(2)                          39.73%               -29.20%               -22.24%

                                                         SUB-ACCOUNT
                                   -------------------------------------------------------
                                                     EQUITY-INCOME TRUST
                                   -------------------------------------------------------
                                   YEAR ENDED            YEAR ENDED            YEAR ENDED
                                   DEC. 31/03            DEC. 31/02            DEC. 31/01
                                   ----------            ----------            ----------
Units, beginning of year             2,036,266             1,655,611             1,380,099
Units issued                           492,879               569,731               422,684
Units redeemed                        (196,931)             (189,076)             (147,172)
                                  ------------          ------------          ------------
Units, end of year                   2,332,214             2,036,266             1,655,611
                                  ============          ============          ============

Unit value, end of year           $      20.74          $      16.52          $      19.04

Net assets, end of year           $ 48,366,495          $ 33,629,032          $ 31,529,986

Investment income ratio(1)                1.40%                 1.28%                 1.68%
Total return(2)                          25.57%               -13.28%                 1.29%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                         SUB-ACCOUNT
                                   ------------------------------------------------------
                                                     EQUITY INDEX TRUST
                                   ------------------------------------------------------
                                   YEAR ENDED            YEAR ENDED            YEAR ENDED
                                   DEC. 31/03            DEC. 31/02            DEC. 31/01
                                   ----------            ----------            ----------
Units, beginning of year             3,376,208             3,430,166             3,447,963
Units issued                           277,789               339,080               347,501
Units redeemed                        (690,813)             (393,038)             (365,298)
                                  ------------          ------------          ------------
Units, end of year                   2,963,184             3,376,208             3,430,166
                                  ============          ============          ============

Unit value, end of year           $      18.86          $      14.70          $      18.92

Net assets, end of year           $ 55,890,853          $ 49,640,226          $ 64,913,790

Investment income ratio(1)                1.43%                 1.13%                 1.04%
Total return(2)                          28.28%               -22.30%               -12.26%

                                                         SUB-ACCOUNT
                                   -----------------------------------------------------
                                                  FINANCIAL SERVICES TRUST
                                   -----------------------------------------------------
                                   YEAR ENDED           YEAR ENDED          PERIOD ENDED
                                   DEC. 31/03           DEC. 31/02          DEC. 31/01*
                                   ----------           ----------          -----------
Units, beginning of year               60,661               27,008                    -
Units issued                           75,287               51,032               32,470
Units redeemed                        (17,924)             (17,379)              (5,462)
                                  -----------          -----------          -----------
Units, end of year                    118,024               60,661               27,008
                                  ===========          ===========          ===========

Unit value, end of year           $     12.76          $      9.55          $     11.63

Net assets, end of year           $ 1,506,136          $   579,506          $   314,189

Investment income ratio(1)               0.17%                0.00%                0.07%
Total return(2)                         33.58%              -17.88%               -6.93%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                         SUB-ACCOUNT
                                   -----------------------------------------------------
                                                  FUNDAMENTAL VALUE TRUST
                                   -----------------------------------------------------
                                   YEAR ENDED           YEAR ENDED          PERIOD ENDED
                                   DEC. 31/03           DEC. 31/02           DEC. 31/01*
                                   ----------           ----------           -----------
Units, beginning of year              423,266              174,799                    -
Units issued                          201,632              287,654              176,723
Units redeemed                        (34,438)             (39,187)              (1,924)
                                  -----------          -----------          -----------
Units, end of year                    590,460              423,266              174,799
                                  ===========          ===========          ===========

Unit value, end of year           $     12.76          $      9.83          $     11.73

Net assets, end of year           $ 7,535,099          $ 4,160,248          $ 2,050,391

Investment income ratio(1)               0.24%                0.08%                0.00%
Total return(2)                         29.83%              -16.20%               -6.16%

                                                        SUB-ACCOUNT
                                  ------------------------------------------------
                                                  GLOBAL ALLOCATION TRUST
                                  ------------------------------------------------
                                  YEAR ENDED         YEAR ENDED         YEAR ENDED
                                  DEC. 31/03         DEC. 31/02         DEC. 31/01
                                  ----------         ----------         ----------
Units, beginning of year             64,406             43,247             26,212
Units issued                         30,291             38,477             20,264
Units redeemed                       (5,695)           (17,318)            (3,229)
                                  ---------          ---------          ---------
Units, end of year                   89,002             64,406             43,247
                                  =========          =========          =========

Unit value, end of year           $   10.18          $    8.05          $   10.48

Net assets, end of year           $ 905,583          $ 518,345          $ 453,266

Investment income ratio(1)             0.40%              0.00%              0.11%
Total return(2)                       26.43%            -23.21%            -13.39%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                        SUB-ACCOUNT
                                   ----------------------------------------------------
                                                     GLOBAL BOND TRUST
                                   ----------------------------------------------------
                                   YEAR ENDED           YEAR ENDED           YEAR ENDED
                                   DEC. 31/03           DEC. 31/02           DEC. 31/01
                                   ----------           ----------           ----------
Units, beginning of year              157,748               93,604               54,365
Units issued                          133,285              162,720               46,392
Units redeemed                        (54,444)             (98,576)              (7,153)
                                  -----------          -----------          -----------
Units, end of year                    236,589              157,748               93,604
                                  ===========          ===========          ===========

Unit value, end of year           $     18.80          $     16.29          $     13.57

Net assets, end of year           $ 4,448,611          $ 2,570,429          $ 1,269,754

Investment income ratio(1)               3.32%                0.00%                0.00%
Total return(2)                         15.39%               20.12%                0.53%

                                                         SUB-ACCOUNT
                                   ------------------------------------------------------
                                                     GLOBAL EQUITY TRUST
                                   ------------------------------------------------------
                                   YEAR ENDED            YEAR ENDED            YEAR ENDED
                                   DEC. 31/03            DEC. 31/02            DEC. 31/01
                                   ----------            ----------            ----------
Units, beginning of year               683,601               670,651               587,025
Units issued                           868,398             1,000,266               641,444
Units redeemed                        (885,749)             (987,316)             (557,818)
                                  ------------          ------------          ------------
Units, end of year                     666,250               683,601               670,651
                                  ============          ============          ============

Unit value, end of year           $      16.47          $      12.93          $      15.98

Net assets, end of year           $ 10,976,035          $  8,835,687          $ 10,715,183

Investment income ratio(1)                0.90%                 1.33%                 2.36%
Total return(2)                          27.46%               -19.11%               -16.09%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                     SUB-ACCOUNT
                                 ------------------------------------------------
                                              GLOBAL EQUITY SELECT TRUST
                                 ------------------------------------------------
                                 YEAR ENDED        YEAR ENDED       PERIOD  ENDED
                                 DEC. 31/03        DEC. 31/02       DEC. 31/01**
                                 ----------        ----------       ------------
Units, beginning of year             2,693             1,073                 -
Units issued                         3,484             1,863             1,102
Units redeemed                      (1,944)             (243)              (29)
                                  --------          --------          --------
Units, end of year                   4,233             2,693             1,073
                                  ========          ========          ========

Unit value, end of year           $  12.84          $  10.54          $  12.20

Net assets, end of year           $ 54,337          $ 28,388          $ 13,095

Investment income ratio(1)            1.76%             1.43%             0.00%
Total return(2)                      21.79%           -13.61%            -2.40%

                                                        SUB-ACCOUNT
                                   ------------------------------------------------------
                                                   GROWTH & INCOME TRUST
                                   ------------------------------------------------------
                                   YEAR ENDED            YEAR ENDED            YEAR ENDED
                                   DEC. 31/03            DEC. 31/02            DEC. 31/01
                                   ----------            ----------            ----------
Units, beginning of year             2,701,501             2,674,526             2,408,919
Units issued                           212,552               284,167               398,386
Units redeemed                        (236,662)             (257,192)             (132,779)
                                  ------------          ------------          ------------
Units, end of year                   2,677,391             2,701,501             2,674,526
                                  ============          ============          ============

Unit value, end of year           $      18.52          $      14.63          $      19.33

Net assets, end of year           $ 49,584,271          $ 39,523,291          $ 51,711,198

Investment income ratio(1)                0.97%                 0.60%                 0.40%
Total return(2)                          26.59%               -24.33%               -11.28%

** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                       SUB-ACCOUNT
                                   -----------------------------------------------------
                                                  HEALTH SCIENCES TRUST
                                   -----------------------------------------------------
                                   YEAR ENDED           YEAR ENDED          PERIOD ENDED
                                   DEC. 31/03           DEC. 31/02          DEC. 31/01*
                                   ----------           ----------          -----------
Units, beginning of year              122,493               75,141                    -
Units issued                          243,917               77,772               76,670
Units redeemed                       (158,018)             (30,420)              (1,529)
                                  -----------          -----------          -----------
Units, end of year                    208,392              122,493               75,141
                                  ===========          ===========          ===========

Unit value, end of year           $     13.42          $      9.85          $     13.54

Net assets, end of year           $ 2,796,636          $ 1,206,815          $ 1,017,414

Investment income ratio(1)               0.00%                0.00%                0.00%
Total return(2)                         36.22%              -27.24%                8.32%

                                                    SUB-ACCOUNT
                                  -------------------------------------------------
                                                HIGH GRADE BOND TRUST
                                  -------------------------------------------------
                                  YEAR ENDED         YEAR ENDED        PERIOD ENDED
                                  DEC. 31/03         DEC. 31/02        DEC. 31/01**
                                  ----------         ----------        ------------
Units, beginning of year             26,779             12,296                  -
Units issued                         48,072             17,728             12,537
Units redeemed                      (42,584)            (3,245)              (241)
                                  ---------          ---------          ---------
Units, end of year                   32,267             26,779             12,296
                                  =========          =========          =========

Unit value, end of year           $   14.49          $   14.32          $   12.90

Net assets, end of year           $ 467,645          $ 383,495          $ 158,625

Investment income ratio(1)             0.00%              0.76%              6.01%
Total return(2)                        1.20%             11.01%              3.21%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                        SUB-ACCOUNT
                                   ------------------------------------------------------
                                                      HIGH YIELD TRUST
                                   ------------------------------------------------------
                                   YEAR ENDED            YEAR ENDED            YEAR ENDED
                                   DEC. 31/03            DEC. 31/02            DEC. 31/01
                                   ----------            ----------            ----------
Units, beginning of year               666,553               466,497               329,776
Units issued                           998,417               620,895               405,891
Units redeemed                        (768,804)             (420,839)             (269,170)
                                  ------------          ------------          ------------
Units, end of year                     896,166               666,553               466,497
                                  ============          ============          ============

Unit value, end of year           $      15.33          $      12.32          $      13.23

Net assets, end of year           $ 13,739,135          $  8,211,601          $  6,171,637

Investment income ratio(1)                5.63%                 7.73%                 9.39%
Total return(2)                          24.44%                -6.87%                -5.47%

                                                         SUB-ACCOUNT
                                   ------------------------------------------------------
                                                    INCOME & VALUE TRUST
                                   ------------------------------------------------------
                                   YEAR ENDED            YEAR ENDED            YEAR ENDED
                                   DEC. 31/03            DEC. 31/02            DEC. 31/01
                                   ----------            ----------            ----------
Units, beginning of year               864,729               503,442               367,507
Units issued                           182,791               429,855               168,811
Units redeemed                        (287,864)              (68,568)              (32,876)
                                  ------------          ------------          ------------
Units, end of year                     759,656               864,729               503,442
                                  ============          ============          ============

Unit value, end of year           $      17.48          $      13.82          $      16.44

Net assets, end of year           $ 13,279,144          $ 11,950,809          $  8,275,552

Investment income ratio(1)                2.02%                 2.14%                 2.51%
Total return(2)                          26.49%               -15.93%                 0.98%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                    SUB-ACCOUNT
                                  -------------------------------------------------
                                               INTERNATIONAL EQUITY
                                                    SELECT TRUST
                                  -------------------------------------------------
                                  YEAR ENDED         YEAR ENDED        PERIOD ENDED
                                  DEC. 31/03         DEC. 31/02        DEC. 31/01**
                                  ----------         ----------        ------------
Units, beginning of year              6,389                969                  -
Units issued                         16,508              6,317                975
Units redeemed                       (3,484)              (897)                (6)
                                  ---------          ---------          ---------
Units, end of year                   19,413              6,389                969
                                  =========          =========          =========

Unit value, end of year           $   13.59          $   10.62          $   12.02

Net assets, end of year           $ 263,829          $  67,850          $  11,647

Investment income ratio(1)             0.00%              0.00%              0.00%
Total return(2)                       27.97%            -11.65%             -3.84%

                                                       SUB-ACCOUNT
                                   ----------------------------------------------------
                                                   INTERNATIONAL INDEX
                                                          TRUST
                                   ----------------------------------------------------
                                   YEAR ENDED           YEAR ENDED           YEAR ENDED
                                   DEC. 31/03           DEC. 31/02           DEC. 31/01
                                   ----------           ----------           ----------
Units, beginning of year              139,896               88,736               14,103
Units issued                        2,954,495              113,233               85,154
Units redeemed                     (2,855,640)             (62,073)             (10,521)
                                  -----------          -----------          -----------
Units, end of year                    238,751              139,896               88,736
                                  ===========          ===========          ===========

Unit value, end of year           $      9.58          $      7.24          $      8.74

Net assets, end of year           $ 2,286,196          $ 1,013,441          $   775,973

Investment income ratio(1)               1.97%                1.50%                1.90%
Total return(2)                         32.18%              -17.15%              -22.41%

** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                       SUB-ACCOUNT
                                   ----------------------------------------------------
                                                      INTERNATIONAL
                                                     SMALL CAP TRUST
                                   ----------------------------------------------------
                                   YEAR ENDED           YEAR ENDED           YEAR ENDED
                                   DEC. 31/03           DEC. 31/02           DEC. 31/01
                                   ----------           ----------           ----------
Units, beginning of year              371,074              349,581              357,528
Units issued                        5,550,626            4,010,462            1,269,990
Units redeemed                     (5,425,932)          (3,988,969)          (1,277,937)
                                  -----------          -----------          -----------
Units, end of year                    495,768              371,074              349,581
                                  ===========          ===========          ===========

Unit value, end of year           $     16.47          $     10.63          $     12.77

Net assets, end of year           $ 8,166,604          $ 3,945,106          $ 4,463,179

Investment income ratio(1)               0.00%                0.00%                0.00%
Total return(2)                         54.95%              -16.73%              -31.10%

                                                         SUB-ACCOUNT
                                   ------------------------------------------------------
                                                    INTERNATIONAL STOCK
                                                           TRUST
                                   ------------------------------------------------------
                                   YEAR ENDED            YEAR ENDED            YEAR ENDED
                                   DEC. 31/03            DEC. 31/02            DEC. 31/01
                                   ----------            ----------            ----------
Units, beginning of year             1,828,065             1,880,342             1,763,929
Units issued                         5,436,968             5,107,852             1,578,742
Units redeemed                      (5,486,020)           (5,160,129)           (1,462,329)
                                  ------------          ------------          ------------
Units, end of year                   1,779,013             1,828,065             1,880,342
                                  ============          ============          ============

Unit value, end of year           $      12.10          $       9.29          $      11.86

Net assets, end of year           $ 21,527,031          $ 16,979,927          $ 22,300,841

Investment income ratio(1)                0.48%                 0.44%                 0.20%
Total return(2)                          30.26%               -21.69%               -21.53%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                         SUB-ACCOUNT
                                   ------------------------------------------------------
                                                     INTERNATIONAL VALUE
                                                           TRUST
                                   ------------------------------------------------------
                                   YEAR ENDED            YEAR ENDED            YEAR ENDED
                                   DEC. 31/03            DEC. 31/02            DEC. 31/01
                                   ----------            ----------            ----------
Units, beginning of year               510,644               299,711               132,848
Units issued                         5,952,337             4,187,587               666,371
Units redeemed                      (5,662,849)           (3,976,654)             (499,508)
                                  ------------          ------------          ------------
Units, end of year                     800,132               510,644               299,711
                                  ============          ============          ============

Unit value, end of year           $      13.01          $       8.98          $      10.93

Net assets, end of year           $ 10,409,668          $  4,586,178          $  3,276,153

Investment income ratio(1)                0.72%                 0.79%                 0.90%
Total return(2)                          44.87%               -17.84%                -9.97%

                                                    SUB-ACCOUNT
                                --------------------------------------------------
                                                      INTERNET
                                                TECHNOLOGIES TRUST
                                --------------------------------------------------
                                  YEAR ENDED         YEAR ENDED         YEAR ENDED
                                 DEC. 31/03**        DEC. 31/02         DEC. 31/01
                                --------------       ----------         ----------
Units, beginning of year            408,758            218,501             91,924
Units issued                        171,241            338,431            153,326
Units redeemed                     (579,999)          (148,174)           (26,749)
                                  ---------          ---------          ---------
Units, end of year                        -            408,758            218,501
                                  =========          =========          =========

Unit value, end of year           $       -          $    2.38          $    3.79

Net assets, end of year           $       -          $ 972,843          $ 828,119

Investment income ratio(1)             0.00%              0.00%              0.00%
Total return(2)                       23.53%            -37.20%            -46.09%

** Terminated as an investment option and funds transferred to Science & Technology Trust May 2, 2003.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                         SUB-ACCOUNT
                                   ------------------------------------------------------
                                                     INVESTMENT QUALITY
                                                         BOND TRUST
                                   ------------------------------------------------------
                                   YEAR ENDED            YEAR ENDED            YEAR ENDED
                                   DEC. 31/03            DEC. 31/02            DEC. 31/01
                                   ----------            ----------            ----------
Units, beginning of year             1,375,351             1,740,743             1,673,822
Units issued                           142,991               299,626               311,128
Units redeemed                        (269,779)             (665,018)             (244,207)
                                  ------------          ------------          ------------
Units, end of year                   1,248,563             1,375,351             1,740,743
                                  ============          ============          ============

Unit value, end of year           $      20.10          $      18.73          $      17.04

Net assets, end of year           $ 25,097,289          $ 25,759,942          $ 29,654,435

Investment income ratio(1)                4.96%                 5.17%                 5.89%
Total return(2)                           7.32%                 9.94%                 7.33%

                                                         SUB-ACCOUNT
                                   ------------------------------------------------------
                                                      LARGE CAP GROWTH
                                                           TRUST
                                   ------------------------------------------------------
                                   YEAR ENDED            YEAR ENDED            YEAR ENDED
                                   DEC. 31/03            DEC. 31/02            DEC. 31/01
                                   ----------            ----------            ----------
Units, beginning of year             1,287,297             1,103,220               786,413
Units issued                           237,012               381,411               379,504
Units redeemed                        (165,590)             (197,334)              (62,697)
                                  ------------          ------------          ------------
Units, end of year                   1,358,719             1,287,297             1,103,220
                                  ============          ============          ============

Unit value, end of year           $      13.24          $      10.56          $      13.69

Net assets, end of year           $ 17,985,631          $ 13,596,687          $ 15,099,204

Investment income ratio(1)                0.25%                 0.31%                 0.00%
Total return(2)                          25.33%               -22.83%               -17.81%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                   SUB-ACCOUNT
                                                                 ---------------
                                                                 LARGE CAP VALUE
                                                                      TRUST
                                                                 ---------------
                                                                   PERIOD ENDED
                                                                   DEC. 31/03*
                                                                 ---------------
Units, beginning of year                                                     -
Units issued                                                           108,524
Units redeemed                                                          (9,837)
                                                                   -----------
Units, end of year                                                      98,687
                                                                   ===========

Unit value, end of year                                            $      15.9
Net assets, end of year                                            $ 1,574,632

Investment income ratio(1)                                                0.00%
Total return(2)                                                          27.65%

                                                           SUB-ACCOUNT
                                    ---------------------------------------------------------
                                                     LIFESTYLE AGGRESSIVE
                                                          1000 TRUST
                                    ---------------------------------------------------------
                                    YEAR ENDED             YEAR ENDED             YEAR ENDED
                                    DEC. 31/03             DEC. 31/02             DEC. 31/01
                                    ---------------------------------------------------------
Units, beginning of year                432,720                376,673                284,768
Units issued                            136,427                123,652                117,198
Units redeemed                          (69,005)               (67,605)               (25,293)
                                    -----------            -----------            -----------
Units, end of year                      500,142                432,720                376,673
                                    ===========            ===========            ===========
Unit value, end of year             $     15.08            $     11.18            $     14.10

Net assets, end of year             $ 7,544,107            $ 4,838,074            $ 5,311,159

Investment income ratio(1)                 0.39%                  0.75%                  4.16%
Total return(2)                           34.91%                -20.71%                -13.67%

* Reflects the period from commencement of operations May 5, 2003 through December 31, 2003.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                         LIFESTYLE BALANCED
                                                             640 TRUST
                                    ------------------------------------------------------------
                                    YEAR ENDED              YEAR ENDED              YEAR ENDED
                                    DEC. 31/03              DEC. 31/02              DEC. 31/01
                                    ------------------------------------------------------------
Units, beginning of year               1,176,180                 855,914                 577,034
Units issued                             504,076                 440,078                 327,531
Units redeemed                          (163,040)               (119,812)                (48,651)
                                    ------------            ------------            ------------
Units, end of year                     1,517,216               1,176,180                 855,914
                                    ============            ============            ============
Unit value, end of year             $      18.27            $      14.73            $      16.36

Net assets, end of year             $ 27,714,579            $ 17,329,966            $ 14,004,976

Investment income ratio(1)                  2.31%                   3.11%                   5.03%
Total return(2)                            23.98%                  -9.95%                  -4.71%

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                       LIFESTYLE CONSERVATIVE
                                                             280 TRUST
                                    ------------------------------------------------------------
                                    YEAR ENDED              YEAR ENDED              YEAR ENDED
                                    DEC. 31/03              DEC. 31/02              DEC. 31/01
                                    ------------------------------------------------------------
Units, beginning of year                 100,707                  25,748                  13,131
Units issued                             271,208                  97,842                  30,172
Units redeemed                           (81,501)                (22,883)                (17,555)
                                    ------------            ------------            ------------
Units, end of year                       290,414                 100,707                  25,748
                                    ============            ============            ============
Unit value, end of year             $      19.86            $      17.80            $      17.50

Net assets, end of year             $  5,766,764            $  1,792,639            $    450,589

Investment income ratio(1)                  3.49%                   1.94%                   2.74%
Total return(2)                            11.55%                   1.72%                   3.30%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                          LIFESTYLE GROWTH
                                                             820 TRUST
                                    ------------------------------------------------------------
                                    YEAR ENDED              YEAR ENDED              YEAR ENDED
                                    DEC. 31/03              DEC. 31/02              DEC. 31/01
                                    ------------------------------------------------------------
Units, beginning of year               1,909,803               1,669,794               1,393,678
Units issued                             572,430                 477,469                 470,866
Units redeemed                          (242,300)               (237,460)               (194,750)
                                    ------------            ------------            ------------
Units, end of year                     2,239,933               1,909,803               1,669,794
                                    ============            ============            ============
Unit value, end of year             $      16.95            $      13.08            $      15.55

Net assets, end of year             $ 37,967,569            $ 24,987,853            $ 25,961,272

Investment income ratio(1)                  1.16%                   2.12%                   5.16%
Total return(2)                            29.56%                 -15.85%                  -8.97%

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                         LIFESTYLE MODERATE
                                                             460 TRUST
                                    ------------------------------------------------------------
                                    YEAR ENDED              YEAR ENDED              YEAR ENDED
                                    DEC. 31/03              DEC. 31/02              DEC. 31/01
                                    ------------------------------------------------------------
Units, beginning of year                 209,139                 142,884                  93,014
Units issued                             153,027                 105,261                  67,095
Units redeemed                           (60,155)                (39,006)                (17,225)
                                    ------------            ------------            ------------
Units, end of year                       302,011                 209,139                 142,884
                                    ============            ============            ============
Unit value, end of year             $      19.13            $      16.23            $      16.92

Net assets, end of year             $  5,776,547            $  3,395,023            $  2,416,964

Investment income ratio(1)                  2.74%                   3.34%                   5.55%
Total return(2)                            17.83%                  -4.04%                  -1.09%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)


                                   SUB-ACCOUNT
                                   ------------
                                   MID CAP CORE
                                      TRUST
                                   ------------
                                   PERIOD ENDED
                                   DEC. 31/03**
                                   ------------
Units, beginning of year                    -
Units issued                           14,014
Units redeemed                           (297)
                                    ---------
Units, end of year                     13,717
                                    =========
Unit value, end of year             $   15.32

Net assets, end of year             $ 210,142

Investment income ratio(1)               0.00%
Total return(2)                         22.56%

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                           MID CAP GROWTH
                                                               TRUST
                                    ------------------------------------------------------------
                                    PERIOD ENDED             YEAR ENDED             PERIOD ENDED
                                     MAY 2/03#               DEC. 31/02             DEC. 31/01*
                                    ------------------------------------------------------------
Units, beginning of year                 151,604                  52,743                       -
Units issued                             165,569                 511,666                  55,162
Units redeemed                          (317,173)               (412,805)                 (2,419)
                                    ------------            ------------            ------------
Units, end of year                             -                 151,604                  52,743
                                    ============            ============            ============
Unit value, end of year             $          -            $       7.29            $      10.47

Net assets, end of year             $          -            $  1,105,190            $    552,215

Investment income ratio(1)                  0.00%                   0.00%                   0.00%
Total return(2)                             8.64%                 -30.37%                 -16.24%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

** Reflects the period from commencement of operations May 5, 2003 through December 31, 2003.

# Terminated as an investment option and funds transferred to Dynamic Growth Trust May 2, 2003.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                        MID CAP INDEX TRUST
                                    ------------------------------------------------------------
                                     YEAR ENDED              YEAR ENDED              YEAR ENDED
                                     DEC. 31/03              DEC. 31/02              DEC. 31/01
                                    ------------------------------------------------------------
Units, beginning of year                 239,658                 189,985                  41,116
Units issued                             218,923                 194,530                 262,747
Units redeemed                           (71,377)               (144,857)               (113,878)
                                    ------------            ------------            ------------
Units, end of year                       387,204                 239,658                 189,985
                                    ============            ============            ============
Unit value, end of year             $      15.02            $      11.17            $      13.16

Net assets, end of year             $  5,817,582            $  2,675,839            $  2,500,541

Investment income ratio(1)                  0.00%                   0.52%                   1.48%
Total return(2)                            34.56%                 -15.16%                  -1.73%

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                               MID CAP
                                                         OPPORTUNITIES TRUST
                                    ------------------------------------------------------------
                                    PERIOD ENDED             YEAR ENDED             PERIOD ENDED
                                     MAY 2/03#               DEC. 31/02             DEC. 31/01*
                                    ------------------------------------------------------------
Units, beginning of year                 108,892                  55,599                       -
Units issued                              71,895                 107,086                  56,241
Units redeemed                          (180,787)                (53,793)                   (642)
                                    ------------            ------------            ------------
Units, end of year                             -                 108,892                  55,599
                                    ============            ============            ============
Unit value, end of year             $          -            $       7.39            $      10.59

Net assets, end of year             $          -            $    804,712            $    588,792

Investment income ratio(1)                  0.00%                   0.00%                   0.00%
Total return(2)                             7.04%                 -30.22%                 -15.28%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

# Terminated as an investment option and funds transferred to Dynamic Growth Trust May 2, 2003.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                            MID CAP STOCK
                                                                TRUST
                                    ------------------------------------------------------------
                                     YEAR ENDED              YEAR ENDED              YEAR ENDED
                                     DEC. 31/03              DEC. 31/02              DEC. 31/01
                                    ------------------------------------------------------------
Units, beginning of year                 325,090                 330,092                 144,085
Units issued                             452,345                 149,531                 235,745
Units redeemed                          (237,024)               (154,533)                (49,738)
                                    ------------            ------------            ------------
Units, end of year                       540,411                 325,090                 330,092
                                    ============            ============            ============
Unit value, end of year             $      11.87            $       8.34            $      10.77

Net assets, end of year             $  6,414,678            $  2,711,254            $  3,555,087

Investment income ratio(1)                  0.00%                   0.00%                   0.00%
Total return(2)                            42.33%                 -22.56%                 -10.99%

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                            MID CAP VALUE
                                                                TRUST
                                    ------------------------------------------------------------
                                     YEAR ENDED              YEAR ENDED             PERIOD ENDED
                                     DEC. 31/03              DEC. 31/02             DEC. 31/01*
                                    ------------------------------------------------------------
Units, beginning of year                 545,462                 130,318                       -
Units issued                             261,583                 431,980                 136,994
Units redeemed                          (138,091)                (16,836)                 (6,676)
                                    ------------            ------------            ------------
Units, end of year                       668,954                 545,462                 130,318
                                    ============            ============            ============
Unit value, end of year             $      14.75            $      11.77            $      13.09

Net assets, end of year             $  9,867,204            $  6,418,204            $  1,705,795

Investment income ratio(1)                  0.38%                   0.00%                   0.51%
Total return(2)                            25.36%                 -10.11%                   4.72%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                         MONEY MARKET TRUST
                                    ------------------------------------------------------------
                                     YEAR ENDED              YEAR ENDED              YEAR ENDED
                                     DEC. 31/03              DEC. 31/02              DEC. 31/01
                                    ------------------------------------------------------------
Units, beginning of year               4,876,540               3,996,981               3,151,211
Units issued                          15,281,567              12,150,943               5,667,267
Units redeemed                       (15,789,956)            (11,271,384)             (4,821,497)
                                    ------------            ------------            ------------
Units, end of year                     4,368,151               4,876,540               3,996,981
                                    ============            ============            ============
Unit value, end of year             $      21.38            $      21.25            $      21.01

Net assets, end of year             $ 93,383,242            $103,649,118            $ 83,955,822

Investment income ratio(1)                  0.59%                   1.18%                   3.59%
Total return(2)                             0.59%                   1.18%                   3.59%

                                   SUB-ACCOUNT
                                -----------------
                                NATURAL RESOURCES
                                      TRUST
                                -----------------
                                   PERIOD ENDED
                                   DEC. 31/03*
                                -----------------
Units, beginning of year                    -
Units issued                           63,737
Units redeemed                           (800)
                                   ----------
Units, end of year                     62,937
                                   ==========
Unit value, end of year            $    18.00

Net assets, end of year            $1,132,857

Investment income ratio(1)               0.00%
Total return(2)                         44.00%

* Reflects the period from commencement of operations May 5, 2003 through December 31, 2003.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                           OVERSEAS TRUST
                                    ------------------------------------------------------------
                                     YEAR ENDED              YEAR ENDED              YEAR ENDED
                                     DEC. 31/03              DEC. 31/02              DEC. 31/01
                                    ------------------------------------------------------------
Units, beginning of year                 542,148                 519,934                 449,483
Units issued                           7,188,922               5,355,025               1,937,878
Units redeemed                        (7,109,930)             (5,332,811)             (1,867,427)
                                    ------------            ------------            ------------
Units, end of year                       621,140                 542,148                 519,934
                                    ============            ============            ============
Unit value, end of year             $      13.74            $       9.55            $      12.16

Net assets, end of year             $  8,532,885            $  5,178,003            $  6,321,622

Investment income ratio(1)                  0.39%                   0.59%                   0.26%
Total return(2)                            43.84%                 -21.44%                 -21.10%

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                         PACIFIC RIM EMERGING
                                                            MARKETS TRUST
                                    ------------------------------------------------------------
                                     YEAR ENDED              YEAR ENDED              YEAR ENDED
                                     DEC. 31/03              DEC. 31/02              DEC. 31/01
                                    ------------------------------------------------------------
Units, beginning of year                 959,821               1,041,091               1,031,699
Units issued                           2,687,834                 858,327               1,086,628
Units redeemed                        (2,762,125)               (939,597)             (1,077,236)
                                    ------------            ------------            ------------
Units, end of year                       885,530                 959,821               1,041,091
                                    ============            ============            ============
Unit value, end of year             $       8.98            $       6.38            $       7.30

Net assets, end of year             $  7,954,829            $  6,127,376            $  7,600,304

Investment income ratio(1)                  0.15%                   0.13%                   0.40%
Total return(2)                            40.72%                 -12.53%                 -18.58%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                   SUB-ACCOUNT
                                  -------------
                                   QUANTITATIVE
                                  ALL CAP TRUST
                                  -------------
                                   PERIOD ENDED
                                    DEC. 31/03*
                                  -------------
Units, beginning of year                    -
Units issued                            2,861
Units redeemed                            (30)
                                    ---------
Units, end of year                      2,831
                                    =========
Unit value, end of year             $   15.56

Net assets, end of year             $  44,046

Investment income ratio(1)               0.35%
Total return(2)                         24.49%

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                            QUANTITATIVE
                                                            EQUITY TRUST
                                    ------------------------------------------------------------
                                     YEAR ENDED              YEAR ENDED              YEAR ENDED
                                     DEC. 31/03              DEC. 31/02              DEC. 31/01
                                    ------------------------------------------------------------
Units, beginning of year               1,076,018               1,203,842               1,178,769
Units issued                              55,413                  75,211                 165,360
Units redeemed                          (152,059)               (203,035)               (140,287)
                                    ------------            ------------            ------------
Units, end of year                       979,372               1,076,018               1,203,842
                                    ============            ============            ============
Unit value, end of year             $      38.81            $      31.41            $      43.49

Net assets, end of year             $ 38,007,942            $ 33,798,849            $ 52,356,792

Investment income ratio(1)                  0.66%                   0.30%                   0.29%
Total return(2)                            23.55%                 -27.78%                 -22.95%

* Reflects the period from commencement of operations May 5, 2003 through December 31, 2003.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                          QUANTITATIVE MID
                                                             CAP TRUST
                                    ------------------------------------------------------------
                                     YEAR ENDED              YEAR ENDED              PERIOD ENDED
                                     DEC. 31/03              DEC. 31/02              DEC. 31/01*
                                    ------------------------------------------------------------
Units, beginning of year                  52,149                  22,937                       -
Units issued                              25,283                  34,935                  23,080
Units redeemed                           (16,914)                 (5,723)                   (143)
                                    ------------            ------------            ------------
Units, end of year                        60,518                  52,149                  22,937
                                    ============            ============            ============
Unit value, end of year             $      10.93            $       7.89            $      10.20

Net assets, end of year             $    661,466            $    411,458            $    233,954

Investment income ratio(1)                  0.00%                   0.00%                   0.00%
Total return(2)                            38.53%                 -22.65%                 -18.40%

                                                            SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                            REAL ESTATE
                                                          SECURITIES TRUST
                                    ------------------------------------------------------------
                                     YEAR ENDED              YEAR ENDED              YEAR ENDED
                                     DEC. 31/03              DEC. 31/02              DEC. 31/01
                                    ------------------------------------------------------------
Units, beginning of year                 629,691                 603,342                 616,941
Units issued                              63,441                 113,707                  90,154
Units redeemed                           (67,999)                (87,358)               (103,753)
                                    ------------            ------------            ------------
Units, end of year                       625,133                 629,691                 603,342
                                    ============            ============            ============
Unit value, end of year             $      56.08            $      40.30            $      39.28

Net assets, end of year             $ 35,054,800            $ 25,376,534            $ 23,701,906

Investment income ratio(1)                  2.67%                   3.24%                   3.26%
Total return(2)                            39.15%                   2.58%                   3.15%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                   SUB-ACCOUNT
                                   ------------
                                   REAL RETURN
                                    BOND TRUST
                                   ------------
                                   PERIOD ENDED
                                    DEC. 31/03*
                                   ------------
Units, beginning of year                    -
Units issued                          105,327
Units redeemed                         (4,298)
                                   ----------
Units, end of year                    101,029
                                   ==========
Unit value, end of year            $    13.11

Net assets, end of year            $1,324,485

Investment income ratio(1)               0.00%
Total return(2)                          4.88%

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                     SCIENCE & TECHNOLOGY TRUST
                                    ------------------------------------------------------------
                                     YEAR ENDED              YEAR ENDED              YEAR ENDED
                                     DEC. 31/03              DEC. 31/02              DEC. 31/01
                                    ------------------------------------------------------------
Units, beginning of year               1,372,512               1,388,634               1,104,943
Units issued                           1,070,042                 800,355                 649,523
Units redeemed                          (868,315)               (816,477)               (365,832)
                                    ------------            ------------            ------------
Units, end of year                     1,574,239               1,372,512               1,388,634
                                    ============            ============            ============
Unit value, end of year             $      13.88            $       9.23            $      15.58

Net assets, end of year             $ 21,846,463            $ 12,664,658            $ 21,631,041

Investment income ratio(1)                  0.00%                   0.00%                   0.00%
Total return(2)                            50.40%                 -40.76%                 -41.25%

* Reflects the period from commencement of operations May 5, 2003 through December 31, 2003.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                         SELECT GROWTH TRUST
                                    ------------------------------------------------------------
                                     YEAR ENDED              YEAR ENDED             PERIOD ENDED
                                     DEC. 31/03              DEC. 31/02             DEC. 31/01**
                                    ------------------------------------------------------------
Units, beginning of year                  23,444                   2,599                       -
Units issued                              38,515                  22,265                   2,620
Units redeemed                           (13,549)                 (1,420)                    (21)
                                    ------------            ------------            ------------
Units, end of year                        48,410                  23,444                   2,599
                                    ============            ============            ============
Unit value, end of year             $      10.36            $       8.24            $      11.88

Net assets, end of year             $    501,653            $    193,187            $     30,872

Investment income ratio(1)                  0.03%                   0.00%                   0.00%
Total return(2)                            25.75%                 -30.64%                  -4.96%

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                           SMALL CAP INDEX
                                                                TRUST
                                    ------------------------------------------------------------
                                     YEAR ENDED              YEAR ENDED              YEAR ENDED
                                     DEC. 31/03              DEC. 31/02              DEC. 31/01
                                    ------------------------------------------------------------
Units, beginning of year                 264,595                 202,574                  13,291
Units issued                             233,983                 220,310                 358,369
Units redeemed                          (172,717)               (158,289)               (169,086)
                                    ------------            ------------            ------------
Units, end of year                       325,861                 264,595                 202,574
                                    ============            ============            ============
Unit value, end of year             $      13.60            $       9.33            $      11.88

Net assets, end of year             $  4,431,369            $  2,468,125            $  2,406,173

Investment income ratio(1)                  0.00%                   0.93%                   3.86%
Total return(2)                            45.79%                 -21.47%                   1.41%

** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                   SUB-ACCOUNT
                                -------------------
                                    SMALL CAP
                                OPPORTUNITIES TRUST
                                -------------------
                                   PERIOD ENDED
                                    DEC. 31/03*
                                -------------------
Units, beginning of year                    -
Units issued                           21,289
Units redeemed                         (4,981)
                                    ---------
Units, end of year                     16,308
                                    =========
Unit value, end of year             $   17.50

Net assets, end of year             $ 285,388

Investment income ratio(1)               0.00%
Total return(2)                         40.00%

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                            SMALL COMPANY
                                                             BLEND TRUST
                                    ------------------------------------------------------------
                                     YEAR ENDED              YEAR ENDED              YEAR ENDED
                                     DEC. 31/03              DEC. 31/02              DEC. 31/01
                                    ------------------------------------------------------------
Units, beginning of year                 373,517                 316,717                 139,069
Units issued                             202,147                 234,870                 297,117
Units redeemed                          (116,301)               (178,070)               (119,469)
                                    ------------            ------------            ------------
Units, end of year                       459,363                 373,517                 316,717
                                    ============            ============            ============
Unit value, end of year             $      13.11            $       9.38            $      12.60

Net assets, end of year             $  6,021,024            $  3,504,368            $  3,990,916

Investment income ratio(1)                  0.00%                   0.20%                   0.00%
Total return(2)                            39.71%                 -25.55%                  -2.30%

* Reflects the period from commencement of operations May 5, 2003 through December 31, 2003.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                            SMALL COMPANY
                                                             VALUE TRUST
                                    ------------------------------------------------------------
                                     YEAR ENDED              YEAR ENDED              YEAR ENDED
                                     DEC. 31/03              DEC. 31/02              DEC. 31/01
                                    ------------------------------------------------------------
Units, beginning of year               1,002,491                 565,676                 319,683
Units issued                             453,829                 599,988                 427,805
Units redeemed                          (306,159)               (163,173)               (181,812)
                                    ------------            ------------            ------------
Units, end of year                     1,150,161               1,002,491                 565,676
                                    ============            ============            ============
Unit value, end of year             $      13.07            $       9.78            $      10.40

Net assets, end of year             $ 15,034,590            $  9,803,823            $  5,880,631

Investment income ratio(1)                  0.39%                   0.27%                   0.17%
Total return(2)                            33.67%                  -5.93%                   6.54%

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                         SMALL-MID CAP TRUST
                                    ------------------------------------------------------------
                                     YEAR ENDED              YEAR ENDED             PERIOD ENDED
                                     DEC. 31/03              DEC. 31/02             DEC. 31/01**
                                    ------------------------------------------------------------
Units, beginning of year                   9,571                   1,906                       -
Units issued                              24,294                   8,702                   1,929
Units redeemed                            (9,785)                 (1,037)                    (23)
                                    ------------            ------------            ------------
Units, end of year                        24,080                   9,571                   1,906
                                    ============            ============            ============
Unit value, end of year             $      12.13            $       9.85            $      11.95

Net assets, end of year             $    292,105            $     94,277            $     22,773

Investment income ratio(1)                  0.00%                   0.00%                   0.01%
Total return(2)                            23.15%                 -17.57%                  -4.40%

** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                            SMALL-MID CAP
                                                            GROWTH TRUST
                                    ------------------------------------------------------------
                                     YEAR ENDED              YEAR ENDED             PERIOD ENDED
                                     DEC. 31/03              DEC. 31/02             DEC. 31/01**
                                    ------------------------------------------------------------
Units, beginning of year                  12,700                     612                       -
Units issued                              10,505                  12,845                     612
Units redeemed                            (2,504)                   (757)                      -
                                    ------------            ------------            ------------
Units, end of year                        20,701                  12,700                     612
                                    ============            ============            ============
Unit value, end of year             $      10.07            $       7.31            $      11.13

Net assets, end of year             $    208,462            $     92,840            $      6,810

Investment income ratio(1)                  0.00%                   0.00%                   0.00%
Total return(2)                            37.76%                 -34.32%                 -10.96%

                                   SUB-ACCOUNT
                                  -------------
                                  SPECIAL VALUE
                                      TRUST
                                  -------------
                                   PERIOD ENDED
                                  DEC. 31/03***
                                  -------------
Units, beginning of year                    -
Units issued                           44,876
Units redeemed                         (2,825)
                                    ---------
Units, end of year                     42,051
                                    =========
Unit value, end of year             $   15.82

Net assets, end of year             $ 665,250

Investment income ratio(1)               0.00%
Total return(2)                         26.56%

** Reflects the period from commencement of operations July 16, 2001 through December 31, 2001.

*** Reflects the period from commencement of operations May 5, 2003 through December 31, 2003.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                        STRATEGIC BOND TRUST
                                    ------------------------------------------------------------
                                     YEAR ENDED              YEAR ENDED              YEAR ENDED
                                     DEC. 31/03              DEC. 31/02              DEC. 31/01
                                    ------------------------------------------------------------
Units, beginning of year                 391,405                 366,019                 326,940
Units issued                             181,832                 120,547                  95,095
Units redeemed                          (118,367)                (95,161)                (56,016)
                                    ------------            ------------            ------------
Units, end of year                       454,870                 391,405                 366,019
                                    ============            ============            ============
Unit value, end of year             $      19.84            $      17.54            $      16.09

Net assets, end of year             $  9,023,050            $  6,863,987            $  5,890,786

Investment income ratio(1)                  4.76%                   6.76%                   7.24%
Total return(2)                            13.11%                   8.96%                   6.25%

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                        STRATEGIC GROWTH TRUST
                                    ------------------------------------------------------------
                                     YEAR ENDED              YEAR ENDED             PERIOD ENDED
                                     DEC. 31/03              DEC. 31/02             DEC. 31/01*
                                    ------------------------------------------------------------
Units, beginning of year                 148,582                  58,133                       -
Units issued                             190,203                 128,784                  61,361
Units redeemed                           (37,625)                (38,335)                 (3,228)
                                    ------------            ------------            ------------
Units, end of year                       301,160                 148,582                  58,133
                                    ============            ============            ============
Unit value, end of year             $      10.06            $       7.93            $      11.02

Net assets, end of year             $  3,029,672            $  1,178,257            $    640,623

Investment income ratio(1)                  0.00%                   0.00%                   0.00%
Total return(2)                            26.86%                 -28.04%                 -11.84%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                       STRATEGIC OPPORTUNITIES
                                                                TRUST
                                    ------------------------------------------------------------
                                     YEAR ENDED              YEAR ENDED              YEAR ENDED
                                     DEC. 31/03              DEC. 31/02              DEC. 31/01
                                    ------------------------------------------------------------
Units, beginning of year               2,124,457               2,079,350               1,908,650
Units issued                             207,014                 304,431                 355,083
Units redeemed                          (265,033)               (259,324)               (184,383)
                                    ------------            ------------            ------------
Units, end of year                     2,066,438               2,124,457               2,079,350
                                    ============            ============            ============
Unit value, end of year             $      11.59            $       9.21            $      15.03

Net assets, end of year             $ 23,938,705            $ 19,557,281            $ 31,259,873

Investment income ratio(1)                  0.00%                   0.00%                   0.49%
Total return(2)                            25.85%                 -38.77%                 -15.25%

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                        STRATEGIC VALUE TRUST
                                    ------------------------------------------------------------
                                     YEAR ENDED              YEAR ENDED              PERIOD ENDED
                                     DEC. 31/03              DEC. 31/02              DEC. 31/01*
                                    ------------------------------------------------------------
Units, beginning of year                  64,422                  33,938                       -
Units issued                              29,509                  33,649                  35,424
Units redeemed                            (8,376)                 (3,165)                 (1,486)
                                    ------------            ------------            ------------
Units, end of year                        85,555                  64,422                  33,938
                                    ============            ============            ============
Unit value, end of year             $      10.03            $       7.79            $      10.70

Net assets, end of year             $    858,268            $    501,850            $    363,137

Investment income ratio(1)                  0.02%                   0.00%                   0.00%
Total return(2)                            28.77%                 -27.20%                 -14.40%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                      TELECOMMUNICATIONS TRUST
                                    ------------------------------------------------------------
                                    PERIOD ENDED             YEAR ENDED             PERIOD ENDED
                                    MAY 2/03****             DEC. 31/02             DEC. 31/01*
                                    ------------------------------------------------------------
Units, beginning of year                  60,465                   8,021                       -
Units issued                              20,272                  73,011                   8,182
Units redeemed                           (80,737)                (20,567)                   (161)
                                    ------------            ------------            ------------
Units, end of year                             -                  60,465                   8,021
                                    ============            ============            ============
Unit value, end of year             $          -            $       4.15            $       7.93

Net assets, end of year             $          -            $    250,928            $     63,603

Investment income ratio(1)                  0.00%                   0.00%                   0.00%
Total return(2)                             7.95%                 -47.67%                 -36.56%

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                         TOTAL RETURN TRUST
                                    ------------------------------------------------------------
                                     YEAR ENDED              YEAR ENDED              YEAR ENDED
                                     DEC. 31/03              DEC. 31/02              DEC. 31/01
                                    ------------------------------------------------------------
Units, beginning of year                 804,407                 486,338                 172,081
Units issued                             401,469                 462,281                 496,504
Units redeemed                          (154,452)               (144,212)               (182,247)
                                    ------------            ------------            ------------
Units, end of year                     1,051,424                 804,407                 486,338
                                    ============            ============            ============
Unit value, end of year             $      17.08            $      16.27            $      14.86

Net assets, end of year             $ 17,963,495            $ 13,086,755            $  7,224,802

Investment income ratio(1)                  2.61%                   2.43%                   3.28%
Total return(2)                             5.01%                   9.52%                   8.28%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

**** Terminated as an investment option and funds transferred to Science & Technology Trust May 5, 2003.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                         TOTAL STOCK MARKET
                                                             INDEX TRUST
                                    ------------------------------------------------------------
                                     YEAR ENDED              YEAR ENDED              YEAR ENDED
                                     DEC. 31/03              DEC. 31/02              DEC. 31/01
                                    ------------------------------------------------------------
Units, beginning of year                 255,300                 227,808                  26,131
Units issued                             153,399                 134,963                 331,423
Units redeemed                           (17,538)               (107,471)               (129,746)
                                    ------------            ------------            ------------
Units, end of year                       391,161                 255,300                 227,808
                                    ============            ============            ============
Unit value, end of year             $      10.24            $       7.84            $       9.96

Net assets, end of year             $  4,003,691            $  2,001,779            $  2,269,349

Investment income ratio(1)                  0.00%                   0.93%                   1.43%
Total return(2)                            30.55%                 -21.29%                 -11.41%

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                           U.S. GOVERNMENT
                                                           SECURITIES TRUST
                                    ------------------------------------------------------------
                                     YEAR ENDED              YEAR ENDED              YEAR ENDED
                                     DEC. 31/03              DEC. 31/02              DEC. 31/01
                                    ------------------------------------------------------------
Units, beginning of year               1,299,367                 602,920                 404,853
Units issued                             295,436                 831,572                 340,309
Units redeemed                          (353,924)               (135,125)               (142,242)
                                    ------------            ------------            ------------
Units, end of year                     1,240,879               1,299,367                 602,920
                                    ============            ============            ============
Unit value, end of year             $      15.53            $      15.27            $      14.14

Net assets, end of year             $ 19,272,188            $ 19,836,614            $  8,523,508

Investment income ratio(1)                  3.30%                   2.84%                   5.13%
Total return(2)                             1.73%                   7.99%                   7.03%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                           U.S. LARGE CAP
                                                               TRUST
                                    ------------------------------------------------------------
                                     YEAR ENDED              YEAR ENDED              YEAR ENDED
                                     DEC. 31/03              DEC. 31/02              DEC. 31/01
                                    ------------------------------------------------------------
Units, beginning of year               1,128,167                 881,525                 571,773
Units issued                             228,970                 430,793                 364,179
Units redeemed                          (157,216)               (184,151)                (54,427)
                                    ------------            ------------            ------------
Units, end of year                     1,199,921               1,128,167                 881,525
                                    ============            ============            ============
Unit value, end of year             $      13.19            $       9.62            $      12.86

Net assets, end of year             $ 15,824,781            $ 10,855,368            $ 11,337,798

Investment income ratio(1)                  0.40%                   0.29%                   0.34%
Total return(2)                            37.06%                 -25.18%                  -2.55%

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                           UTILITIES TRUST
                                    ------------------------------------------------------------
                                     YEAR ENDED              YEAR ENDED             PERIOD ENDED
                                     DEC. 31/03              DEC. 31/02             DEC. 31/01*
                                    ------------------------------------------------------------
Units, beginning of year                  59,608                   9,963                       -
Units issued                             232,158                  69,015                  10,675
Units redeemed                          (205,671)                (19,370)                   (712)
                                    ------------            ------------            ------------
Units, end of year                        86,095                  59,608                   9,963
                                    ============            ============            ============
Unit value, end of year             $       9.61            $       7.15            $       9.35

Net assets, end of year             $    827,660            $    425,957            $     93,121

Investment income ratio(1)                  0.97%                   0.00%                   0.76%
Total return(2)                            34.54%                 -23.55%                 -25.22%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                             VALUE TRUST
                                    ------------------------------------------------------------
                                     YEAR ENDED              YEAR ENDED              YEAR ENDED
                                     DEC. 31/03              DEC. 31/02              DEC. 31/01
                                    ------------------------------------------------------------
Units, beginning of year                 901,064                 812,349                 529,481
Units issued                             172,244                 241,640                 458,658
Units redeemed                          (145,573)               (152,925)               (175,790)
                                    ------------            ------------            ------------
Units, end of year                       927,735                 901,064                 812,349
                                    ============            ============            ============
Unit value, end of year             $      19.06            $      13.73            $      17.79

Net assets, end of year             $ 17,679,245            $ 12,374,748            $ 14,453,761

Investment income ratio(1)                  1.19%                   0.78%                   0.61%
Total return(2)                            38.76%                 -22.80%                   3.42%

                                                             SUB-ACCOUNT
                                    ------------------------------------------------------------
                                                           500 INDEX TRUST
                                    ------------------------------------------------------------
                                     YEAR ENDED              YEAR ENDED              YEAR ENDED
                                     DEC. 31/03              DEC. 31/02              DEC. 31/01
                                    ------------------------------------------------------------
Units, beginning of year               1,830,318               1,363,591                 473,346
Units issued                           1,354,207                 939,940               1,050,477
Units redeemed                          (460,741)               (473,213)               (160,232)
                                    ------------            ------------            ------------
Units, end of year                     2,723,784               1,830,318               1,363,591
                                    ============            ============            ============
Unit value, end of year             $       9.82            $       7.67            $       9.91

Net assets, end of year             $ 26,754,612            $ 14,045,123            $ 13,506,774

Investment income ratio(1)                  0.82%                   0.00%                   1.26%
Total return(2)                            28.00%                 -22.53%                 -12.37%

      The Manufacturers Life Insurance Company (U.S.A.) Separate Account A
          (Formerly The Manufacturers Life Insurance Company of America
                             Separate Account Three)

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

   (1) These ratios represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trust, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.

   (2) These ratios represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio. There are no expenses of the Account that result in a direct reduction in unit values. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

6. RELATED PARTY TRANSACTIONS

Manulife Financial Securities LLC, a registered broker-dealer and wholly owned subsidiary of ManUSA, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of other broker-dealers having distribution agreements with Manulife Financial Securities LLC who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

These underwriting and distribution services had been performed by ManEquity, Inc. before it was merged into Manulife Financial Securities LLC on January 1, 2002. ManEquity, Inc. was also an indirect wholly owned subsidiary of MFC.

The Company has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months notice. Under this agreement, the Company pays for legal, actuarial, investment and certain other administrative services.

                                     PART C
                                OTHER INFORMATION

                                     PART C
                                OTHER INFORMATION

ITEM 27. EXHIBITS

The following exhibits are filed as part of this Registration Statement:

         (a) Resolutions of Board of Directors of The Manufacturers Life Insurance Company (U.S.A.) establishing Separate Account A. Incorporated by reference to Exhibit A(1) to the registration statement on Form S-6, file number 333-70950 filed January 2, 2002 (The January 2, 2002 Amendment")

         (b)      Not Applicable

         (c)(1) Form of Distribution Agreement. Incorporated by reference to Exhibit A(3)(a)(i), (ii) and (iii) to the registration statement on Form S-6, file number 333-66303 filed October 29, 1998 (the "SVUL Registration Statement").

         (c)(2) Form of broker-dealer agreement - Incorporated by reference to Exhibit A(3)(b)(i), to the initial registration statement on Form S-6, file number 333-70950 filed October 4, 2001

         (d)(1) Form of Specimen Flexible Premium Variable Life Insurance Policy -- Incorporated by reference to Exhibit A(5)(a) to the registration statement on Form S-6, file number 333-82449 filed July 8, 1999.

         (e)(1) Form of Specimen Application for Flexible Premium Variable Life Insurance Policy. Incorporated by reference to Exhibit A(10) to post effective amendment no. 7 to the registration statement on Form S-6, file number 33-52310, filed April 26, 1996.

         (e)(2) Specimen Application Supplement for Flexible Premium Variable Life Insurance Policy. Incorporated by reference to Exhibit A(10)(a) to post effective amendment no. 9 to the registration statement on Form S-6, file number 33-52310, filed December 23, 1996.

         (f)(1) Restated Articles of Redomestication of The Manufacturers Life Insurance Company (U.S.A.) - Incorporated by reference to Exhibit A(6) to the registration statement filed July 20, 2000 (File No. 333-41814) (the "Initial Registration Statement")

         (f)(2) By-Laws of The Manufacturers Life Insurance Company (U.S.A.) - Incorporated by reference to Exhibit A(6)(b) to the Initial Registration Statement.

         (g)(1) Form of Assumption Reinsurance Agreement with The Manufacturers Life Insurance Company (U.S.A.) and The Manufacturers Life Insurance Company of America - Incorporated by reference to Exhibit A(10)(c) to the ManUSA Initial Registration Statement.

         (g)(2) Form of Assumption Reinsurance or Merger Agreement with The Manufacturers Life Insurance Company (U.S.A.) and The Manufacturers Life Insurance Company of America - Incorporated by reference to Exhibit A(9)(a) to the initial registration statement on Form S-6, file number 333-70950 filed October 4, 2001 ("the ManUSA Initial Registration Statement")

         (h)      Not Applicable

         (i)(1) Form of Service Agreement between The Manufacturers Life Insurance Company and The Manufacturers Life Insurance Company (U.S.A.). Incorporated by reference to

                  Exhibit A(8)(a)(i),(ii), (iii), (iv), (v) and (vi) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

         (i)(2) Form of Amendment to Service Agreement between The Manufacturers Life Insurance Company and The Manufacturers Life Insurance Company (U.S.A.). Incorporated by reference to Exhibit A(8)(a)(vii) to post-effective amendment No. 11 to the registration statement on Form N-4, file number 33-57018 filed March 1, 1999.

         (i)(3) Form of Service Agreement. Incorporated by reference to Exhibit A(8)(c)(i) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

         (i)(ii) Form of Amendment to Service Agreement. Incorporated by reference to Exhibit A(8)(c)(ii) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

(j) Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the Policies. Incorporated by reference to Exhibit (6) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-82449 filed September 22, 1999.

          A. (k) Opinion and consent of James D. Gallagher, Esq., Secretary and General Counsel of The Manufacturers Life Insurance Company (U.S.A.) -- Incorporated by reference to Exhibit 2 (a) to pre-effective amendment to the SPVL Registration Statement filed on January 2, 2002.

         (l)      Actuarial Opinion - FILED HEREWITH

         (m)      Calculations for Illustrations - FILED HEREWITH

         (n)      Consent of Ernst & Yount LLP - FILED HEREWITH

         (o)      Not Applicable

         (p)      Not Applicable

         (q)      Not Applicable

POWERS OF ATTORNEY

          (i)     (Felix Chee, Robert A. Cook, John DesPrez III, Geoffrey Guy,
                     James O'Malley, Joseph J. Pietroski, Rex Schaybaugh) incorporated by reference to exhibit 7(i) to initial registration statement on Form S-6, file number 333-41814 filed July 20, 2000 on behalf of The Manufacturers Life Insurance Company (U.S.A.)

          (ii)    Powers of Attorney (John Ostler) - Incorporated by reference to Exhibit 7(ii) to the initial registration statement on Form S-6, file number 333-70950 filed October 4, 2001.

          (iii)   Powers of Attorney (Jim Boyle, John Lyon) - Incorporated by
                     reference to Exhibit 7(iii) to the initial registration statement on Form S-6, file number 333-70950 filed October 4, 2001.

          (iii)   Power of Attorney (Steve Mannik) - Incorporated by reference to Exhibit 7(iv) to post-effective amendment no. 1 to the registration statement on Form S-6, file number 333-70950 filed March 1, 2002.

          (iv)    Power of Attorney (Alison Alden) - FILED HEREWITH

ITEM 28,  DIRECTORS AND OFFICERS OF THE DEPOSITOR

OFFICERS AND DIRECTORS OF THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)


 Name and Principal
  Business Address                                       Position with Depositor
 ------------------                                      -----------------------
John D. DesPrez III*               Director and Chairman of the Board of Directors, President
Alison Alden*                      Executive Vice President, Human Resources & Communications, Director
James Boyle*                       President, Individual Wealth Management, Director
Robert A. Cook*                    President, U.S. Insurance; Director
Peter Copestake*                   Vice President, Finance
James D. Gallagher*                Executive Vice President, Secretary and General Counsel
Donald Guloien**                   Executive Vice President and Chief Investment Officer
John Lyon**                        Vice President and Chief Financial Officer, Investments; Director
Steven Mannik**                    President, Reinsurance, Director
James O'Malley**                   President, U.S. Group Pension; Director
Rex Schlaybaugh, Jr.**             Director
John Ostler**                      Executive Vice President and Chief Financial Officer
Warren Thomson**                   Senior Vice President, Investments
Denis Turner**                     Senior Vice President and Treasurer

*Principal business office is 73 Tremont Street, Boston, MA 02108

**Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

                         MANULIFE FINANCIAL CORPORATION
                           CORPORATE ORGANIZATION LIST
                             AS OF DECEMBER 31, 2003

                                                                                LEGAL         % OF     JURISDICTION OF
                            AFFILIATE                                            ID          EQUITY    INCORPORATION
-------------------------------------------------------------------             -----        -------   ---------------
MANULIFE FINANCIAL CORPORATION                                                     2          100          CANADA
  Jupiter Merger Corporation                                                     209          100          Delaware
  The Manufacturers Life Insurance Company                                         1          100          Canada
     Manulife Bank of Canada                                                      58          100          Canada
     Manulife Financial Services Inc.                                            199          100          Canada
     Manulife Securities International Ltd.                                       79          100          Canada
     Enterprise Capital Management Inc.                                                        20          Ontario
     Cantay Holdings Inc.                                                         51          100          Ontario
     FNA Financial Inc.                                                          115          100          Canada
       Elliot & Page Limited                                                     116          100          Ontario
     NAL Resources Limited                                                       117          100          Alberta
     3550435 Canada Inc.                                                         107          100          Canada
       MFC Insurance Company Limited                                             106          100          Canada
       FCM Holdings Inc.                                                         104          100          Philippines
     Manulife Canada Ltd.                                                        157          100          Canada
     1293319 Ontario Inc.                                                        170          100          Ontario
     3426505 Canada Inc.                                                         161          100          Canada

                                                                                LEGAL         % OF     JURISDICTION OF
                            AFFILIATE                                            ID          EQUITY     INCORPORATION
-------------------------------------------------------------------             -----        ------    ---------------
     Canaccord Holdings Ltd.                                                                  12.82    British Columbia
     Manulife International Capital Corporation Limited                          135            100         Ontario
       Golf Town Canada Inc.                                                                  43.43         Canada
       Regional Power Inc.                                                       136             80         Canada
                           ADDALAM POWER CORPORATION(1.)                                         50       Philippines
       Avotus Corp.                                                                           10.36         Canada
     First North American Insurance Company                                      111            100         Canada
     JLOC Holding Company                                                                        30     Cayman Islands
     Opportunity Finance Company                                                                 30     Cayman Islands
     Resolute Energy Inc.                                                                     11.62         Alberta
     Seamark Asset Management Ltd.                                               118          35.01         Canada
     NAL Resources Management Limited                                            120            100         Canada
       1050906 Alberta Ltd.                                                      127            100         Alberta
     PK Liquidating Company II, LLC                                                              18        Delaware
     PK Liquidating Company I, LLC                                                            18.66        Delaware
     Micro Optics Design Corporation                                                          17.69         Nevada
     Innova LifeSciences Corporation                                                           15.6         Ontario
     2015401 Ontario Inc.                                                        140            100         Ontario
     2015500 Ontario Inc.                                                        154            100         Ontario
     MFC Global Investment Management (U.S.A.) Limited                           156            100         Canada
     Cavalier Cable, Inc.(2)                                                                     78        Delaware
     2024385 Ontario Inc.                                                        153            100         Ontario
     NALC Holdings Inc.(3)                                                       103             50         Ontario
     Manulife Holdings (Alberta) Limited                                         201            100         Alberta
       Manulife Holdings (Delaware) LLC                                          205            100        Delaware
         The Manufacturers Investment Corporation                                 87            100        Michigan
           Manulife Reinsurance Limited                                           67            100         Bermuda
             Manulife Reinsurance (Bermuda) Limited                              203            100         Bermuda
           The Manufacturers Life Insurance Company (U.S.A.)                      19            100        Michigan
             ManuLife Service Corporation                                          7            100        Colorado
             Manulife Financial Securities LLC                                     5            100        Delaware
             Manufacturers Securities Services, LLC(4.)                           97             60        Delaware
             The Manufacturers Life Insurance Company of New York                 94            100        New York
             The Manufacturers Life Insurance Company of America                  17            100        Michigan
             Aegis Analytic Corporation                                                       15.41        Delaware
             Manulife Property Management of Washington, D.C., Inc.                             100       Wash., D.C.
             ESLS Investment Limited, LLC                                                        25          Ohio
             Polymerix Corporation                                                             11.4        Delaware
             Ennal, Inc.                                                         124            100        Delaware
             Avon Long Term Care Leaders LLC                                     158            100        Delaware
             TissueInformatics Inc.                                                           14.71        Delaware
             Ironside Venture Partners I LLC                                     196            100        Delaware
                NewRiver Investor Communications Inc.                                         11.29        Delaware
             Ironside Venture Partners II LLC                                    197            100        Delaware
             Flex Holding, LLC                                                                 27.7        Delaware
                Flex Leasing I, LLC                                                           99.99        Delaware
             Manulife Leasing Co., LLC                                           150             80        Delaware
             Dover Leasing Investments, LLC                                                      99        Delaware
             MCC Asset Management, Inc.                                          186            100        Delaware
     MFC Global Fund Management (Europe) Limited                                  64            100         England
       MFC Global Investment Management (Europe) Limited                                        100         England
     WT (SW) Properties Ltd.                                                      82            100         England
     Manulife Europe Ruckversicherungs-Aktiengesellschaft                        138            100         Germany
     Manulife International Holdings Limited                                     152            100         Bermuda

                                                                                LEGAL         % OF     JURISDICTION OF
                            AFFILIATE                                            ID          EQUITY     INCORPORATION
-------------------------------------------------------------------             -----        ------    ---------------
       Manulife Provident Funds Trust Company Limited                            163          100         Hong Kong
       Manulife Asset Management (Asia) Limited                                   78          100         Barbados
         P.T. Manulife Aset Manajemen Indonesia                                  141           85         Indonesia
         Manulife Asset Management (Hong Kong) Limited                                        100         Hong Kong
       Manulife (International) Limited                                           28          100         Bermuda
         Manulife-Sinochem Life Insurance Co. Ltd.                                43           51         China
         The Manufacturers (Pacific Asia) Insurance Company Limited               61          100         Hong Kong
                           MANULIFE CONSULTANTS LIMITED                                       100         Hong Kong
                           MANULIFE FINANCIAL SHAREHOLDINGS LIMITED                           100         Hong Kong
         Manulife Financial Management Limited                                                100         Hong Kong
         Manulife Financial Group Limited                                                     100         Hong Kong
         Manulife Financial Investment Limited                                                100         Hong Kong
     Manulife (Vietnam) Limited                                                  188          100         Vietnam
     The Manufacturers Life Insurance Co. (Phils.), Inc.                         164          100         Philippines
       FCM Plans, Inc.                                                           155          100         Philippines
       Manulife Financial Plans, Inc.                                            187          100         Philippines
     P.T. Asuransi Jiwa Manulife Indonesia                                        42           71         Indonesia
       P.T. Buanadaya Sarana Informatika                                                      100         Indonesia
                  P.T. ASURANSI JIWA ARTA MANDIRI PRIMA                           75          100         Indonesia
                  P.T. ZURICH LIFE INSURANCE COMPANY                                          100         Indonesia
                  P.T. ING LIFE INSURANCE INDONESIA                                           100         Indonesia
     Manulife (Singapore) Pte. Ltd.                                               14          100         Singapore
     Manulife Holdings (Bermuda) Limited                                         147          100         Bermuda
         Manulife Management Services Ltd.                                       191          100         Barbados
         Manufacturers P&C Limited                                                36          100         Barbados
                           MANUFACTURERS LIFE REINSURANCE LIMITED                 49          100         Barbados
     Manulife European Holdings 2003 (Alberta) Limited                           202          100         Alberta
       Manulife European Investments (Alberta) Limited                           204          100         Alberta
         Manulife Hungary Holdings Limited(5.)                                   149           99         Hungary
     MLI Resources Inc.                                                          193          100         Alberta
       Manulife Life Insurance Company(6)                                        180           35         Japan
       Manulife Century Investments (Bermuda) Limited                            172          100         Bermuda
         Manulife Century Investments (Luxembourg) S.A.                          173          100         Luxembourg
           Manulife Century Investments (Netherlands) B.V.                       174          100         Netherlands
             Daihyaku Manulife Holdings (Bermuda) Limited                        175          100         Bermuda
             Manulife Century Holdings (Netherlands) B.V.                        195          100         Netherlands
                Kyoritsu Confirm Co., Ltd.(7)                                    179         90.9         Japan
                Manulife Premium Collection Co., Ltd.(8)                         178           57         Japan
                Y.K. Manulife Properties Japan                                   142          100         Japan
     Manulife Holdings (Hong Kong) Limited                                        15          100         Hong Kong
     Manulife (Malaysia) SDN.BHD.                                                 74          100         Malaysia
     Manulife Financial Systems (Hong Kong) Limited                               53          100         Hong Kong
     Manulife Data Services Inc.                                                  81          100         Barbados

(1.)     Inactive subsidiaries are noted in italics.

(2) 22% of Cavalier Cable, Inc. is owned by The Manufacturers Life Insurance Company (U.S.A.).

(3)      50% of NALC Holdings Inc. is owned by 2015500 Ontario Inc.

(4.) 40% of Manufacturers Securities Services, LLC is owned by The Manufacturers Life Insurance Company of New York.

(5.)     1% of Manulife Hungary Holdings Limited is owned by MLI Resources Inc.

(6) 32.6% of Manulife Life Insurance Company is owned by Manulife Century Investments (Netherlands) B.V. and 32.4% is owned by Manulife Century Holdings (Netherlands) B.V.

(7) 9.1% of Kyoritsu Confirm Co., Ltd. is owned by Manulife Life Insurance Company.

(8) 33% of Manulife Premium Collection Co., Ltd. is owned by Manulife Century Holdings (Netherlands) B.V. and 10% by Manulife Life Insurance Company.

ITEM 30. INDEMNIFICATION

Article XII of the Restated Articles of Redomestication of The Manufacturers Life Insurance Company (U.S.A.) provides as follows:

No director of this Corporation shall be personally liable to the Corporation or its shareholders or policyholders for monetary damages for breach of the director's fiduciary duty, provided that the foregoing shall not eliminate or limit the liability of a director for any of the following:

i) a breach of the director's duty or loyalty to the Corporation or its shareholders or policyholders;

ii) acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;

iii) a violation of Sections 5036, 5276 or 5280 of the Michigan Insurance Code, being MCLA 500.5036, 500.5276 and 500.5280;

iv) a transaction from which the director derived an improper personal benefit; or

v) an act or omission occurring on or before the date of filing of these Articles of Incorporation.

If the Michigan Insurance Code is hereafter amended to authorize the further elimination or limitation of the liability of directors. then the liability of a director of the Corporation, in addition to the limitation on personal liability contained herein, shall be eliminated or limited to the fullest extent permitted by the Michigan Insurance Code as so amended. No amendment or repeal of this
Article XII shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of any such amendment or repeal.

Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. PRINCIPAL UNDERWRITER

         a. Set forth below is information concerning other investment companies for which Manulife Financial Securities, LLC, the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

   Name of Investment Company               Capacity in which acting
--------------------------------            ------------------------
The Manufacturers Life Insurance            Principal Underwriter
Company (U.S.A.)
Separate Account A

The Manufacturers Life Insurance            Principal Underwriter
Company (U.S.A.)
Separate Account H

The Manufacturers Life Insurance            Principal Underwriter
Company (U.S.A.)
Separate Account I

The Manufacturers Life Insurance            Principal Underwriter
Company (U.S.A.)
Separate Account L

The Manufacturers Life Insurance            Principal Underwriter
Company (U.S.A.)
Separate Account M

The Manufacturers Life Insurance            Principal Underwriter
Company (U.S.A.)
Separate Account N

The Manufacturers Life Insurance            Principal Underwriter
Company of New York
Separate Account A

The Manufacturers Life Insurance            Principal Underwriter
Company of New York
Separate Account B

         b. The Manufacturers Life Insurance Company (U.S.A.) is the sole member of Manulife Financial Securities LLC (MFS LLC) and the following officers of The Manufacturers Life Insurance Company (U.S.A.) have power to act on behalf of Manulife Financial Securities, LLC: John DesPrez* (Chairman and President), John Ostler** (Vice President and Chief Financial Officer) and Jim Gallagher* (Vice President , Secretary and General Counsel) The board of managers of MFS LLC (consisting of Gary Buchanan**, Robert Cook* and John Vrysen***) may also act on behalf of MFS LLC.

*Principal business office is 73 Tremont Street, Boston, MA 02108

**Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

***Principal business office is 680 Washington Blvd, Stamford, CT 06901

         c. None.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

All books and records are maintained at 73 Tremont Street, Boston, MA 02108 and 200 Bloor Street East,

Toronto, Ontario, Canada M4W 1E5.

ITEM 33. MANAGEMENT SERVICES

None

ITEM 34. FEE REPRESENTATION

Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

         The Manufacturers Life Insurance Company (U.S.A.) hereby represents that the fees and charges deducted under the policies issued pursuant to this registration statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and have caused this post-effective amendment to the Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 29th day of April, 2004.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
SEPARATE ACCOUNT A
(Registrant)

By: THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
   (Depositor)


By: /s/ John D. DesPrez III
    --------------------------
        John D. DesPrez III
        President

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)


By: /s/ John D. DesPrez III
    --------------------------
        John D. DesPrez III
        President

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated on this 29th day of April, 2004.

Signature                                       Title
---------                                       -----
/s/ John D. DesPrez III                         Chairman and President
-----------------------------                   (Principal Executive Officer)
John D. DesPrez  III


*                                               Executive Vice President and
-----------------------------                   Chief Financial Officer
John Ostler


*                                               Director
-----------------------------
James Boyle

*                                               Director
-----------------------------
Robert A. Cook

*                                               Director
-----------------------------
Geoffrey Guy

*                                               Director
-----------------------------
John Lyon

*                                               Director
-----------------------------
Steven Mannik

*                                               Director
-----------------------------
James O'Malley

*                                               Director
-----------------------------
Rex Schlaybaugh, Jr.


*                                               Director
-----------------------------
Alison Alden.



*/s/ James D. Gallagher
-----------------------------
JAMES D. GALLAGHER
Pursuant to Power of Attorney

                                  EXHIBIT INDEX

(l)      Actuarial Opinion

(m)      Calculations for Illustrations


(n)      Consent of Ernst & Young LLP



(iv) Power of Attorney (Alison Alden) -